UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2010

Date of reporting period:	9/30/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Asset Allocation Fund

Fund Type Balanced/allocation Objective Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.30%; Class B, 2.00%; Class C, 2.00%; Class L, 1.50%; Class M, 2.00%; Class R, 1.75%; Class X, 2.00%; Class Z, 1.00%. Net operating expenses: Class A, 1.28%; Class B, 1.98%; Class C, 1.98%; Class L, 1.48%; Class M, 1.98%; Class R, 1.48%; Class X, 1.98%; Class Z, 0.98%, after contractual reduction of management fees and/or distribution fees (Class R only).

Cumulative Total Returns (Without Sales Charge) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.61%	8.42%	25.01%	—
Class B	8.92	4.61	16.36	—
Class C	8.92	4.61	16.36	—
Class L	9.50	N/A	N/A	–7.24% (3/26/07)
Class M	8.92	N/A	N/A	–8.89 (3/26/07)
Class R	9.42	7.02	N/A	10.66 (12/17/04)
Class X	8.92	N/A	N/A	–8.89 (3/26/07)
Class Z	9.95	9.97	28.70	—
Customized Blend Index	9.74	18.11	35.08	—
Barclays Capital U.S. Aggregate Bond Index	8.16	35.09	86.16	—
S&P 500 Index	10.18	3.24	–4.21	—
Lipper Average	9.34	11.69	25.48	—

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Average Annual Total Returns (With Sales Charge) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	3.59%	0.49%	1.68%	—
Class B	3.92	0.75	1.53	—
Class C	7.92	0.91	1.53	—
Class L	3.20	N/A	N/A	–3.75% (3/26/07)
Class M	2.92	N/A	N/A	–3.35 (3/26/07)
Class R	9.42	1.37	N/A	1.77 (12/17/04)
Class X	2.92	N/A	N/A	–3.60 (3/26/07)
Class Z	9.95	1.92	2.56	—
Customized Blend Index	9.74	3.38	3.05	—
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41	—
S&P 500 Index	10.18	0.64	–0.43	—
Lipper Average	9.34	2.20	2.16	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.61%	1.63%	2.26%	—
Class B	8.92	0.91	1.53	—
Class C	8.92	0.91	1.53	—
Class L	9.50	N/A	N/A	–2.11% (3/26/07)
Class M	8.92	N/A	N/A	–2.61 (3/26/07)
Class R	9.42	1.37	N/A	1.77 (12/17/04)
Class X	8.92	N/A	N/A	–2.61 (3/26/07)
Class Z	9.95	1.92	2.56	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Asset Allocation Fund (Class A shares) with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2000) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. The S&P 500 Index and Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee

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of up to 1%. Class L shares are generally closed to most new purchases (with the exception of reinvested dividends). Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class X shares are generally closed to new purchases. Class X shares automatically convert to Class A shares on a quarterly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI EAFE ND Index (5%). Customized Blend Index Closest Month-End to Inception cumulative total returns are 21.45% for Class R; and 2.78% for Class L, Class M, and Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 3.44% for Class R; and 0.79% for Class L, Class M, and Class X.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 37.56% for Class R; and 26.81% for Class L, Class M, and Class X. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 5.70% for Class R; and 7.02% for Class L, Class M, and Class X.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 6.10% for Class R; and –13.21% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are 1.03% for Class R; and –3.97% for Class L, Class M, and Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total returns are 15.93% for Class R; and –3.77% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns are 2.57% for Class R; and –1.14% for Class L, Class M, and Class X.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	5

Your Fund’s Performance (continued)

Investors cannot invest directly in an index or average. The returns for the Customized Blend Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/10
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.7%
Microsoft Corp., Software	1.2
Chevron Corp., Oil, Gas & Consumable Fuels	1.1
Apple, Inc., Computers & Peripherals	1.1
AT&T, Inc., Diversified Telecommunication Services	1.1

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/10
Oil, Gas & Consumable Fuels	5.2%
Pharmaceuticals	3.2
Insurance	3.0
Commercial Banks	2.7
Computers & Peripherals	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Asset Allocation Fund’s Class A shares gained 9.61% for the 12 months ended September 30, 2010, which was slightly less than the 9.74% gain of the Fund’s benchmark, the Customized Blend Index, which is described on page five. However, the Fund’s Class A shares outperformed the 9.34% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What were conditions like in the U.S. stock market?

The stock market in the United States went on a roller coaster ride that left it up 10.18% when the reporting period ended on September 30, 2010, based on the S&P 500 Index. Market volatility reflected several factors, not the least of which was a mixed bag of economic data in the United States that left investors wondering whether the world’s largest economy was headed for slow but steady growth or a double-dip recession.

Among the other key factors that drove stock prices were largely upbeat corporate earnings reports, uncertainty about proposed financial reform legislation in the United States, an ongoing sovereign-debt crisis in Europe, and concern that the global economic recovery could falter if growth slowed too much in China. The financial reform legislation, which was finally signed into law by President Obama during the summer of 2010, was in response to a near collapse of the global financial system in late 2008.

Stocks posted gains for seven months of the reporting period and losses for the remaining five. The worst monthly loss was in May, when both a computer-driven “flash crash” in stock prices and a flare-up in the European sovereign-debt crisis sent investors fleeing from riskier assets to safe havens such as gold. The equity market posted its best monthly gain for the period in September, as fears of a double-dip recession in the United States began to subside, reflecting signs of stability in data such as durable goods orders and retail sales. There was also hope that corporations, which generally have a lot of cash on their balance sheets, will use more of that money to buy back their shares from investors or to increase dividends paid to shareholders. Both could help underpin stock prices.

How did the sectors of the S&P 500 Index perform?

Nine out of 10 sectors in the S&P 500 Index finished the reporting period in the black. Seven scored double-digit gains, including the consumer discretionary, industrials, telecommunications services, consumer staples, utilities, information technology, and materials sectors. The healthcare and energy sectors posted single-digit gains, while financials was the only sector that finished in the red.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	7

Strategy and Performance Overview (continued)

How did the U.S. stock market perform with respect to investment styles?

With respect to stock-specific styles of investing, growth stocks outperformed value stocks for the reporting period across small-, medium-, and large-cap shares. The three levels of market capitalization represent the aggregate value of a company or its stock.

Growth stocks were favored as their valuations were very attractive compared to value stocks. Investors will also pay higher prices for shares of firms with a track record of above-average growth in an environment of slow economic growth. Moreover, growth stocks include a high concentration of technology companies, while value stocks include a high concentration of financial-related companies. Technology companies do ample business overseas (especially in emerging markets), have lots of cash, and are benefiting from capital expenditures by corporations looking to maintain productivity at elevated levels. By contrast, financial firms do not look very attractive, particularly on a relative basis, and uncertainties remain regarding regulation and future profitability in the financial industry.

How did international stock markets perform?

International stock markets underperformed the U.S. stock market for the reporting period by posting a 3.3% gain overall in U.S. dollar terms, based on the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index), which tracks stock markets of economically developed nations other than the United States and Canada. Performance of international equity markets varied widely. European markets heavily affected by the previously mentioned sovereign-debt crisis (such as Greece, Portugal, and Ireland) suffered the largest losses. Markets that do not participate in the euro (such as Denmark, Sweden, and Singapore) were among the largest gainers.

How did the U.S fixed income market perform?

The market for investment-grade bonds in the United States ended the reporting period up 8.16%, including price change and interest payments, as tracked by the Barclays Capital U.S. Aggregate Bond Index. Yet here too, the road higher was not smooth. Bond prices, which move inversely to yields, were volatile at times, driven by some of the same developments that affected the stock market. For example, the flare-up in the European sovereign-debt crisis in May pressured prices of debt securities such as investment-grade corporate bonds. However, prices of ultra-safe U.S. Treasury securities climbed that month because they were a refuge from the turmoil in financial markets.

Some other key drivers of bond price volatility were the mixed bag of economic data and to a lesser extent the uncertainty that surrounded financial reform legislation

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before it was signed into law. Generally, bond prices benefited as the Federal Reserve (the Fed) kept its target for the overnight bank lending rate near zero to help stimulate growth as the economic recovery slowed in the United States.

The low-rate environment and modest economic growth proved most beneficial to riskier bonds as investors took advantage of their relatively attractive yields. In the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS), made from bundles of mortgages on office buildings or other types of commercial properties, led with a strong double-digit return for the reporting period. In addition, this sector was aided for most of the period by a now-defunct Fed program called the Term Asset-Backed Securities Loan Facility, which provided loans on attractive terms to investors buying high-quality CMBS and asset-backed securities. Asset-backed securities, which are made from bundles of auto loans or certain other types of consumer or business loans, posted a single-digit gain.

After CMBS, the next highest return for the period, among sectors in the Barclays Capital U.S. Aggregate Bond Index, was scored by the investment-grade corporate bond sector, which also posted a double-digit return. Corporate bonds benefited from the largely upbeat earnings reported by companies, which rushed to issue massive amounts of new debt securities to take advantage of the low-rate environment.

Treasury securities, federal agency securities, and mortgage-backed securities with government backing posted single-digit gains for the period. During part of the period, the Fed completed a round of quantitative easing in which it purchased debt securities from all three sectors to support mortgage lending, the housing markets, and overall conditions in the private credit markets. The mortgage-backed market came under pressure in August as mortgage rates slid to all-time lows, giving rise to concern that securities might get paid off early if homeowners refinance the underlying loans.

Also during that month, to support the economy, the Fed said it would keep its holdings of debt securities at current levels by reinvesting principal payments from its mortgage-backed securities and federal agency securities back into Treasury securities. This also hurt the mortgage-backed sector but helped Treasury securities. Another positive for Treasury securities occurred in September when the Fed said it is prepared to provide more help to the economy if needed. This spawned renewed talk in financial markets that the Fed might start a new round of quantitative easing in which it would purchase Treasury securities, resulting in an increase in the amount of debt securities in its portfolio.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	9

Strategy and Performance Overview (continued)

How did asset allocation decisions affect the Fund’s performance?

The Fund’s asset allocation strategy was a slight drag on its performance due to its generally overweight exposure to equities in 2010 relative to its guidelines. A positive contribution from asset allocation in the fourth quarter of 2009 was more than offset in 2010 as bonds outperformed stocks for the first nine months of 2010.

The Fund uses derivatives such as futures contracts on major market indexes and interest rate swaps to gain exposure to different types of investments, to provide liquidity for cash flows, to adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the reporting period, the Fund’s exposure to derivatives did not have a material impact on its performance.

What impact did the quantitative stock strategy have on the Fund’s performance?

The Fund benefited from QMA’s quantitative stock strategy during the reporting period. Signals from the stock selection model were strong, and the Fund derived the most benefit from favorable security selection among smaller-cap stocks.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds significantly outperformed the Barclay Capital U.S. Aggregate Bond Index, adding more than 1.0% to the Fund’s return. Key contributors to this strong relative performance were an overweight exposure to CMBS and favorable security selection among mortgage-backed securities and corporate bonds rated BBB. The fixed-income portion of the Fund also held shares in the Prudential Investments Portfolios 2-Prudential Core Short-Term Bond Fund, which rebounded in value.

What are QMA’s economic outlook and asset-allocation recommendations?

QMA believes the United States will likely experience an extended period of sub-par economic growth and high unemployment. A similar sluggish recovery is also likely for both Europe and Japan. Meanwhile, emerging market economies remain the world’s growth engine. For example, the latest data suggests that economic growth in China may be nearly 10.0% in 2010 and 9.0% in 2011.

QMA’s stock/bond valuation model is currently modestly overweight equities. The model judges equities to be priced somewhat inexpensively relative to Treasury bonds, even in the context of an environment where investor risk appetite is low and is expected to remain low. Its stock/bond indicator model has also become more constructive on equities.

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High-quality stocks remain very attractively priced relative to low-quality stocks. QMA’s preference for high-quality shares favors large-cap stocks over small-cap stocks. Specifically, its analysis indicates that roughly 77% of the market value of the Russell 1000® Index (a gauge of large-cap stocks) is composed of shares with an S&P quality rating of B or better, versus just 44% for the Russell 2000 Index (a gauge of small-cap stocks). QMA, therefore, continues to recommend overweighting large-cap stocks versus small-cap stocks in the U.S. equity market.

In contrast, QMA finds that quality does not map cleanly to investment styles such as growth and value, as both styles have significant exposure to both low- and high-quality stocks. Quality seems to be better represented by sub-styles within each investment style, including conservative growth and relative value. QMA continues to recommend overweighting growth stocks versus value stocks in the U.S. equity market. In overseas stock markets, QMA continues to recommend overweighting emerging market stocks.

What is Prudential Fixed Income’s outlook for the U.S. bond market?

Prudential Fixed Income continues to favor so-called spread product over government bonds, which provide meager yields in the low-rate environment. Spread product refers to the different types of bonds such as investment-grade corporate bonds and CMBS that provide extra yield (spread) over Treasury securities with similar maturities to compensate for the bonds’ greater credit risk.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

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Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Asset Allocation Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,012.50	1.34%	$6.76
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78

Class B	Actual	$1,000.00	$1,008.90	2.04%	$10.27
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class C	Actual	$1,000.00	$1,008.90	2.04%	$10.27
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class L	Actual	$1,000.00	$1,011.60	1.54%	$7.77
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79

Class M	Actual	$1,000.00	$1,008.90	2.04%	$10.27
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class R	Actual	$1,000.00	$1,011.60	1.54%	$7.77
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79

Class X	Actual	$1,000.00	$1,008.90	2.04%	$10.27
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30

Class Z	Actual	$1,000.00	$1,014.30	1.04%	$5.25
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.1%
COMMON STOCKS 60.4%

Aerospace & Defense 1.6%
7,377	BAE Systems PLC (United Kingdom)	$39,667
1,000	Ceradyne, Inc.(a)	23,350
2,334	Cobham PLC (United Kingdom)	8,470
1,100	Cubic Corp.	44,880
30	Elbit Systems Ltd. (Israel)	1,599
830	European Aeronautic Defense and Space Co. NV (France)(a)	20,701
826	Finmeccanica SpA (Italy)	9,813
1,000	GenCorp, Inc.(a)	4,920
24,300	General Dynamics Corp.	1,526,283
1,375	Heico Corp.	62,755
2,300	Herley Industries, Inc.(a)	37,950
19,600	Honeywell International, Inc.	861,224
6,400	ITT Corp.	299,712
600	L-3 Communications Holdings, Inc. (Class 3 Stock)	43,362
1,700	LMI Aerospace, Inc.(a)	27,064
8,100	Lockheed Martin Corp.	577,368
21,200	Northrop Grumman Corp.	1,285,356
18,800	Raytheon Co.	859,348
3,778	Rolls-Royce Group PLC (United Kingdom)	35,817
383	Safran SA (France)	10,766
3,000	Singapore Technologies Engineering Ltd. (Singapore)	7,665
1,000	Teledyne Technologies, Inc.(a)	39,820
183	Thales SA (France)	6,688
12,500	United Technologies Corp.	890,375

		6,724,953

Air Freight & Logistics 0.4%
6,500	Air Transport Services Group, Inc.(a)	39,585
800	Atlas Air Worldwide Holdings, Inc.(a)	40,240
1,725	Deutsche Post AG (Germany)	31,288
1,200	FedEx Corp.	102,600
1,700	Forward Air Corp.	44,200
756	TNT NV (Netherlands)	20,313
1,349	Toll Holdings Ltd. (Australia)	8,606
17,400	United Parcel Service, Inc. (Class B Stock)	1,160,406
800	Yamato Holdings Co. Ltd. (Japan)	9,679

		1,456,917

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Airlines 0.1%
276	Air France-KLM (France)(a)	$4,233
3,500	Alaska Air Group, Inc.(a)	178,605
2,000	All Nippon Airways Co. Ltd. (Japan)(a)	7,403
1,178	British Airways PLC (United Kingdom)(a)	4,493
2,000	Cathay Pacific Airways Ltd. (Hong Kong)	5,426
468	Deutsche Lufthansa AG (Germany)(a)	8,603
2,400	Hawaiian Holdings, Inc.(a)	14,376
973	Iberia Lineas Aereas de Espana (Spain)(a)	3,755
1,100	Pinnacle Airlines Corp.(a)	5,973
2,266	Qantas Airways Ltd. (Australia)(a)	6,111
1,000	Singapore Airlines Ltd. (Singapore)	12,410

		251,388

Auto Components 0.6%
400	Aisin Seiki Co. Ltd. (Japan)	12,477
1,300	Bridgestone Corp. (Japan)	23,686
303	Compagnie Generale des Etablissements Michelin (France) (Class B Stock)	23,053
100	Continental AG (Germany)(a)	7,772
2,500	Cooper Tire & Rubber Co.	49,075
5,400	Dana Holding Corp.(a)	66,528
1,000	Denso Corp. (Japan)	29,648
300	Dorman Products, Inc.(a)	9,246
1,300	Drew Industries, Inc.(a)	27,118
3,700	Federal-Mogul Corp.(a)	69,967
48,400	Johnson Controls, Inc.	1,476,200
1,000	NHK Spring Co. Ltd. (Japan)	8,278
200	NOK Corp. (Japan)	3,481
217	Nokian Renkaat OYJ (Finland)	7,452
485	Pirelli & C SpA (Italy)	3,947
1,800	Standard Motor Products, Inc.	18,954
300	Stanley Electric Co. Ltd. (Japan)	4,780
1,000	Stoneridge, Inc.(a)	10,510
300	Sumitomo Rubber Industries Ltd. (Japan)	2,929
2,200	Superior Industries International, Inc.	38,016
2,800	Tenneco, Inc.(a)	81,116
100	Toyoda Gosei Co. Ltd. (Japan)	2,204
400	Toyota Industries Corp. (Japan)	10,680
12,500	TRW Automotive Holdings Corp.(a)(b)	519,500

		2,506,617

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Automobiles 0.4%
674	Bayerische Motoren Werke AG (Germany)	$47,265
1,838	Daimler AG (Germany)(a)	116,413
1,558	Fiat SpA (Italy)	24,043
50,600	Ford Motor Co.(a)(b)	619,344
1,000	Fuji Heavy Industries Ltd. (Japan)	6,373
3,400	Honda Motor Co. Ltd. (Japan)	120,678
2,000	Isuzu Motors Ltd. (Japan)	7,715
3,000	Mazda Motor Corp. (Japan)	7,223
8,000	Mitsubishi Motors Corp. (Japan)(a)	10,446
5,100	Nissan Motor Co. Ltd. (Japan)	44,536
311	Peugeot SA (France)(a)	10,457
179	Porsche Automobil Holding SE (Germany)	8,864
378	Renault SA (France)(a)	19,450
800	Suzuki Motor Corp. (Japan)	16,828
15,000	Thor Industries, Inc.	501,000
5,600	Toyota Motor Corp. (Japan)	201,112
90	Volkswagen AG (Germany)	9,917
4,600	Winnebago Industries, Inc.(a)	47,932
500	Yamaha Motor Co. Ltd. (Japan)(a)	7,505

		1,827,101

Beverages 1.5%
800	Asahi Breweries Ltd. (Japan)	16,004
218	Carlsberg A/S (Denmark) (Class B Stock)	22,730
1,136	Coca-Cola Amatil Ltd. (Australia)	13,154
51,420	Coca-Cola Co. (The)	3,009,098
1,600	Coca-Cola Enterprises, Inc.	49,600
373	Coca-Cola Hellenic Bottling Co. SA (Greece)	9,844
100	Coca-Cola West Holdings Co. Ltd. (Japan)	1,687
4,500	Constellation Brands, Inc. (Class A Stock)(a)	79,605
5,064	Diageo PLC (United Kingdom)	87,187
3,936	Foster’s Group Ltd. (Australia)	23,320
225	Heineken Holding NV (Netherlands)	9,843
499	Heineken NV (Netherlands)	25,877
1,470	InBev NV (Belgium)	86,472
200	ITO EN Ltd. (Japan)	3,285
2,000	Kirin Holdings Co. Ltd. (Japan)	28,390
21,000	Molson Coors Brewing Co. (Class B Stock)	991,620
25,100	PepsiCo, Inc.	1,667,644
398	Pernod-Ricard SA (France)	33,233

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
1,922	SABMiller PLC (United Kingdom)	$61,457
1,000	Sapporo Holdings Ltd. (Japan)	4,684

		6,224,734

Biotechnology 0.8%
400	Acorda Therapeutics, Inc.(a)	13,208
204	Actelion Ltd. (Switzerland)(a)	8,173
7,000	Alkermes, Inc.(a)	102,550
200	Alnylam Pharmaceuticals, Inc.(a)	2,456
27,000	Amgen, Inc.(a)	1,487,970
4,700	Biogen Idec, Inc.(a)	263,764
10,700	Celera Corp.(a)	72,118
15,600	Celgene Corp.(a)	898,716
1,163	CSL Ltd. (Australia)	37,151
200	Cubist Pharmaceuticals, Inc.(a)	4,678
1,000	Dyax Corp.(a)	2,370
10,100	Enzon Pharmaceuticals, Inc.(a)	113,625
142	Grifols SA (Spain)	2,037
17,200	Immunomedics, Inc.(a)	55,384
400	Infinity Pharmaceuticals, Inc.(a)	2,204
500	Martek Biosciences Corp.(a)	11,315
17,300	NABI Biopharmaceuticals(a)	83,040
6,700	PDL Biopharma, Inc.	35,242
2,200	SciClone Pharmaceuticals, Inc.(a)	5,808
1,000	Seattle Genetics, Inc.(a)	15,530
3,400	Synta Pharmaceuticals Corp.(a)	13,566
900	Theravance, Inc.(a)	18,090

		3,248,995

Building Products 0.1%
2,500	A.O. Smith Corp.	144,725
2,000	Asahi Glass Co. Ltd. (Japan)	20,388
637	ASSA Abloy AB (Sweden) (Class B Stock)	16,066
767	CIE de Saint-Gobain (France)	34,118
500	Daikin Industries Ltd. (Japan)	18,807
79	Geberit AG (Switzerland)	14,069
4,800	Gibraltar Industries, Inc.(a)	43,104
4,300	Griffon Corp.(a)	52,417
500	JS Group Corp. (Japan)	9,805
1,000	Nippon Sheet Glass Co. Ltd. (Japan)	2,180

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Building Products (cont’d.)
2,600	Owens Corning(a)	$66,638
1,000	Toto Ltd. (Japan)	6,852
1,300	Universal Forest Products, Inc.	38,025

		467,194

Capital Markets 1.2%
1,967	3i Group PLC (United Kingdom)	8,853
8,100	American Capital Ltd.(a)	47,061
2,500	Ameriprise Financial, Inc.	118,325
2,700	Bank of New York Mellon Corp. (The)	70,551
8,300	BGC Partners, Inc. (Class A Stock)	49,551
3,400	Calamos Asset Management, Inc. (Class A Stock)	39,100
2,277	Credit Suisse Group AG (Switzerland)	97,322
3,000	Daiwa Securities Group, Inc. (Japan)(b)	12,111
1,266	Deutsche Bank AG (Germany)	69,285
57,400	E*Trade Financial Corp.(a)	834,596
400	Fifth Street Finance Corp.	4,456
431	GAM Holding Ltd. (Switzerland)(a)	6,535
400	Gamco Investors, Inc. (Class A Stock)	15,412
5,000	GFI Group, Inc.	23,200
8,415	Goldman Sachs Group, Inc. (The)	1,216,641
1,058	ICAP PLC (United Kingdom)	7,172
800	International Assets Holding Corp.(a)	14,480
881	Investec PLC (United Kingdom)	7,037
100	JAFCO Co. Ltd. (Japan)	2,361
431	Julius Baer Group Ltd. (Switzerland)	15,689
653	Macquarie Group Ltd. (Australia)	22,892
3,488	Man Group PLC (United Kingdom)	12,005
200	Matsui Securities Co. Ltd. (Japan)	1,119
967	Mediobanca SpA (Italy)(a)	8,991
1,100	MF Global Holdings Ltd.(a)	7,920
1,000	Mizuho Securities Co. Ltd. (Japan)	2,288
38,500	Morgan Stanley	950,180
7,300	Nomura Holdings, Inc. (Japan)	35,328
1,200	Oppenheimer Holdings, Inc. (Class A Stock)	33,540
8,100	PennantPark Investment Corp.	85,941
1,300	Piper Jaffray Cos.(a)	37,869
198	Ratos AB (Sweden) (Class B Stock)	6,839
34	SBI Holdings, Inc. (Japan)	4,264
251	Schroders PLC (United Kingdom)	5,670

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
1,400	Solar Capital Ltd.	$30,030
22,600	State Street Corp.	851,116
1,800	SWS Group, Inc.	12,906
3,000	TICC Capital Corp.	31,050
7,436	UBS AG (Switzerland)(a)	126,222

		4,925,908

Chemicals 1.4%
558	Air Liquide SA (France)	68,075
2,700	Air Products & Chemicals, Inc.	223,614
497	Akzo Nobel NV (Netherlands)	30,662
4,100	Albemarle Corp.	191,921
3,000	Asahi Kasei Corp. (Japan)	16,531
10,100	Ashland, Inc.	492,577
1,902	BASF AG (Germany)	119,935
14,600	Cabot Corp.	475,522
23,900	Celanese Corp. (Class A Stock)	767,190
6,700	Cytec Industries, Inc.	377,746
1,000	Daicel Chemical Industries Ltd. (Japan)	6,732
1,000	Denki Kagaku Kogyo K. K. (Japan)	4,300
9,000	E.I. du Pont de Nemours & Co.	401,580
700	Ferro Corp.(a)	9,023
16	Givaudan SA (Switzerland)	16,348
4,400	HB Fuller Co.	87,428
200	Hitachi Chemical Co. Ltd. (Japan)	3,733
3,266	Incitec Pivot Ltd. (Australia)	11,333
200	Innophos Holdings, Inc.	6,620
500	International Flavors & Fragrances, Inc.	24,260
860	Israel Chemicals Ltd. (Israel)	12,131
4	Israel Corp. Ltd. (The) (Israel)(a)	3,822
438	Johnson Matthey PLC (United Kingdom)	12,123
400	JSR Corp. (Japan)	6,809
290	K+S AG (Germany)	17,361
1,000	Kaneka Corp. (Japan)	6,001
318	Koninklijke DSM NV (Netherlands)	16,291
1,000	Kuraray Co. Ltd. (Japan)	12,626
329	Linde AG (Germany)	42,824
6,900	Lubrizol Corp.	731,193
600	Minerals Technologies, Inc.	35,352
2,500	Mitsubishi Chemical Holdings Corp. (Japan)	12,698

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
1,000	Mitsubishi Gas Chemical Co., Inc. (Japan)	$5,810
2,000	Mitsui Chemicals, Inc. (Japan)	5,390
19,900	Nalco Holding Co.	501,679
700	NewMarket Corp.	79,576
300	Nitto Denko Corp. (Japan)	11,733
93	Novozymes A/S (Denmark) (Class B Stock)	11,832
7,800	Omnova Solutions, Inc.(a)	56,082
733	Orica Ltd. (Australia)	18,215
3,800	PolyOne Corp.(a)	45,942
1,700	Rockwood Holdings, Inc.(a)	53,499
2,400	Schulman, Inc.	48,360
800	Shin-Etsu Chemical Co. Ltd. (Japan)	38,955
3,000	Showa Denko K.K. (Japan)	5,750
4	Sika AG (Switzerland)	7,380
5,700	Solutia, Inc.(a)	91,314
121	Solvay SA (Belgium)	12,908
4,900	Spartech Corp.(a)	40,229
600	Stepan Co.	35,466
3,000	Sumitomo Chemical Co. Ltd. (Japan)	13,153
193	Syngenta AG (Switzerland)	47,963
1,000	Taiyo Nippon Sanso Corp. (Japan)	8,505
2,000	Teijin Ltd. (Japan)	6,612
1,000	Tokuyama Corp. (Japan)	5,079
3,000	Toray Industries, Inc. (Japan)	16,711
1,000	Tosoh Corp. (Japan)	2,695
2,000	UBE Industries Ltd. (Japan)	4,432
233	Umicore (Belgium)	10,072
32	Wacker Chemie AG (Germany)	5,904
3,400	WR Grace & Co.(a)	94,996
387	Yara International ASA (Norway)	17,504

		5,548,107

Commercial Banks 2.7%
1,000	77 Bank Ltd. (The) (Japan)	5,067
810	Alpha Bank A.E. (Greece)(a)	5,080
2,000	Aozora Bank Ltd. (Japan)	2,947
5,164	Australia & New Zealand Banking Group Ltd. (Australia)	118,193
1,320	Banca Carige SpA (Italy)	3,074
4,486	Banca Monte dei Paschi di Siena SpA (Italy)(a)	6,213
805	Banca Popolare Di Milano Scarl (Italy)	3,841

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
200	Bancfirst Corp.	$8,092
7,189	Banco Bilbao Vizcaya Argentaria SA (Spain)	97,073
4,793	Banco Comercial Portugues SA (Portugal) (Class R Stock)	4,175
1,511	Banco de Sabadell SA (Spain)	7,568
444	Banco de Valencia SA (Spain)	2,530
1,072	Banco Espirito Santo SA (Portugal)	4,961
3,500	Banco Latinoamericano de Comercio Exterior SA (Class E Stock)	50,575
1,308	Banco Popolare SC (Italy)	7,828
1,813	Banco Popular Espanol SA (Spain)	11,493
16,638	Banco Santander Central Hispano SA (Spain)	211,326
700	Bancorp Rhode Island, Inc.	19,551
2,038	Bank Hapoalim BM (Israel)(a)	9,327
2,422	Bank Leumi Le-Israel Bm (Israel)(a)	11,251
1,159	Bank of Cyprus Public Co. Ltd. (Cyprus)	5,846
3,000	Bank of East Asia Ltd. (Hong Kong)	12,702
1,000	Bank of Kyoto Ltd. (The) (Japan)	8,110
2,000	Bank of Yokohama Ltd. (The) (Japan)	9,344
580	Bankinter SA (Spain)	4,030
23,535	Barclays (United Kingdom)	110,765
2,500	BB&T Corp.(b)	60,200
733	Bendigo and Adelaide Bank Ltd. (Australia)	6,483
2,009	BNP Paribas (France)	142,882
7,500	BOC Hong Kong Holdings Ltd. (Hong Kong)	23,779
1,300	Camden National Corp.	45,045
600	Cardinal Financial Corp.	5,766
4,000	Cathay General Bancorp	47,560
6,300	Center Financial Corp.(a)	32,067
2,000	Chiba Bank Ltd. (The) (Japan)	11,667
2,000	Chuo Mitsui Trust Holdings, Inc. (Japan)	6,636
300	Citizens & Northern Corp.	3,900
1,447	Commerzbank AG (Germany)(a)	11,994
3,265	Commonwealth Bank of Australia (Australia)	161,481
2,200	Community Trust Bancorp, Inc.	59,598
1,876	Credit Agricole SA (France)	29,321
924	Danske Bank A/S (Denmark)(a)	22,294
4,000	DBS Group Holdings Ltd. (Singapore)	42,826
129	Deutsche Postbank AG (Germany)(a)	4,390
1,131	Dexia SA (Belgium)(a)	4,983
1,826	DnB NOR ASA (Norway)	24,854
660	EFG Eurobank Ergasias SA (Greece)(a)	3,977

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
384	Erste Group Bank AG (Austria)	$15,375
200	Financial Institutions, Inc.	3,532
1,500	First Bancorp, Inc./Troy North Carolina	20,430
8,700	First Commonwealth Financial Corp.	47,415
2,900	First Community Bancshares, Inc.	37,410
7,000	FNB Corp.	59,920
2,000	Fukuoka Financial Group, Inc. (Japan)	8,002
38,700	Fulton Financial Corp.	350,622
6,200	Governor & Co. of the Bank of Ireland (The) (Ireland)(a)	5,240
1,000	Gunma Bank Ltd. (The) (Japan)	5,235
1,000	Hachijuni Bank Ltd. (The) (Japan)	5,223
1,600	Hang Seng Bank Ltd. (Hong Kong)	23,529
1,000	Hiroshima Bank Ltd. (The) (Japan)	4,073
3,000	Hokuhoku Financial Group, Inc. (Japan)	5,498
200	Home Bancorp, Inc.(a)	2,676
35,696	HSBC Holdings PLC (United Kingdom)	361,682
4,300	International Bancshares Corp.	72,627
15,047	Intesa SanPaolo SpA (Italy)	48,872
1,904	Intesa SanPaolo SpA-RSP (Italy)	4,903
400	Israel Discount Bank Ltd. (Israel) (Class A Stock)(a)	793
1,000	Iyo Bank Ltd. (The) (Japan)	8,110
1,000	Joyo Bank Ltd. (The) (Japan)	4,360
329	KBC Groep NV (Belgium)(a)	14,758
5,200	Lakeland Bancorp, Inc.	43,836
81,727	Lloyds TSB Group PLC (United Kingdom)(a)	95,159
25,800	Mitsubishi UFJ Financial Group, Inc. (Japan)	120,223
180	Mizrahi Tefahot Bank Ltd. (Israel)	1,668
40,000	Mizuho Financial Group, Inc. (Japan)	58,457
3,000	Mizuho Trust & Banking Co. Ltd. (Japan)(a)	2,516
4,221	National Australia Bank Ltd. (Australia)	103,382
1,280	National Bank of Greece SA (Greece)(a)	12,511
1,781	Natixis (France)(a)	10,197
1,300	NBT Bancorp, Inc.	28,691
1,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	2,863
6,760	Nordea Bank AB (Sweden)	70,405
1,600	Oriental Financial Group, Inc.	21,280
5,000	Oversea-Chinese Banking Corp. Ltd. (Singapore)	33,648
300	Peoples Bancorp, Inc.	3,711
618	Piraeus Bank SA (Greece)(a)	3,058
25,500	PNC Financial Services Group, Inc.	1,323,705

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
2,100	Prosperity Bancshares, Inc.	$68,187
113	Raiffeisen International Bank Holding AG (Austria)	5,268
21,200	Regions Financial Corp.(b)	154,124
300	Renasant Corp.	4,563
1,100	Republic Bancorp, Inc. (Class A Stock)	23,243
1,000	Resona Holdings, Inc. (Japan)	8,972
34,526	Royal Bank of Scotland Group PLC (United Kingdom)(a)	25,605
900	Sapporo Hokuyo Holdings, Inc. (Japan)	4,162
1,500	SCBT Financial Corp.	46,785
1,000	Senshu Ikeda Holdings, Inc. (Japan)	1,497
2,000	Shinsei Bank Ltd. (Japan)(a)	1,414
1,000	Shizuoka Bank Ltd. (The) (Japan)	8,613
1,800	Signature Bank(a)	69,912
2,851	Skandinaviska Enskilda Banken (Sweden) (Class A Stock)	21,140
1,282	Societe Generale (France)	73,840
1,470	Southside Bancshares, Inc.	27,768
4,123	Standard Chartered PLC (United Kingdom)	118,266
1,300	State Bancorp, Inc.	11,674
400	Suffolk Bancorp	10,128
2,667	Sumitomo Mitsui Financial Group, Inc. (Japan)	77,697
3,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	15,022
2,300	SunTrust Banks, Inc.	59,409
4,900	Susquehanna Bancshares, Inc.	41,356
989	Svenska Handelsbanken AB (Sweden) (Class A Stock)	32,412
1,260	Swedbank AB (Sweden) (Class A Stock)(a)	17,469
67,808	U.S. Bancorp	1,466,009
28,272	UniCredit SpA (Italy)	72,189
1,200	Union First Market Bankshares Corp.	15,672
1,172	Unione di Banche Italiane ScpA (Italy)	11,360
2,000	United Overseas Bank Ltd. (Singapore)	27,861
700	Washington Trust Bancorp, Inc.	13,384
4,400	Webster Financial Corp.	77,264
144,141	Wells Fargo & Co.	3,622,263
3,100	WesBanco, Inc.	50,654
1,000	West BanCorp., Inc.(a)	6,300
6,018	Westpac Banking Corp. (Australia)	135,180
600	Wilshire Bancorp, Inc.	3,924
500	Wing Hang Bank Ltd. (Hong Kong)	5,996

		10,974,842

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.2%
460	Aggreko PLC (United Kingdom)	$11,345
3,300	APAC Customer Services, Inc.(a)	18,678
400	Babcock International Group PLC (United Kingdom)	3,582
2,862	Brambles Ltd. (Australia)	17,344
1,100	Consolidated Graphics, Inc.(a)	45,595
3,500	Copart, Inc.(a)	115,395
1,800	Courier Corp.	25,596
1,000	Dai Nippon Printing Co. Ltd. (Japan)	12,207
5,100	Deluxe Corp.	97,563
332	Edenred (France)(a)	6,576
3,700	Ennis, Inc.	66,193
300	G&K Services, Inc. (Class A Stock)	6,858
2,588	G4S PLC (United Kingdom)	10,351
1,400	Herman Miller, Inc.	27,552
1,600	M & F Worldwide Corp.(a)	38,960
3,000	R.R. Donnelley & Sons Co.	50,880
3,400	Rollins, Inc.	79,492
400	Secom Co. Ltd. (Japan)	18,064
639	Securitas AB (Sweden) (Class B Stock)	6,883
995	Serco Group PLC (United Kingdom)	9,613
54	Societe BIC SA (France)	4,335
2,200	TETRA Tech, Inc.(a)	46,134
1,000	Toppan Printing Co. Ltd. (Japan)	7,822
100	UniFirst Corp.	4,415
1,400	United Stationers, Inc.(a)	74,914

		806,347

Communications Equipment 1.3%
2,800	Acme Packet, Inc.(a)	106,232
1,000	ADTRAN, Inc.	35,300
4,733	Alcatel-Lucent (France)(a)	15,937
12,300	ARRIS Group, Inc.(a)	120,171
4,000	Aruba Networks, Inc.(a)	85,360
2,000	Black Box Corp.	64,120
84,166	Cisco Systems, Inc.(a)	1,843,236
1,400	Digi International, Inc.(a)	13,286
2,500	EchoStar Corp. (Class A Stock)(a)	47,700
1,500	F5 Networks, Inc.(a)	155,715
16,100	Harris Corp.	713,069
3,300	Infinera Corp.(a)	38,511

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
900	InterDigital, Inc.(a)	$26,649
27,400	Juniper Networks, Inc.(a)	831,590
7,531	Nokia Corp. (Finland)	75,665
3,100	Plantronics, Inc.	104,718
21,000	QUALCOMM, Inc.	947,520
4,400	Riverbed Technology, Inc.(a)	200,552
2,000	SeaChange International, Inc.(a)	14,820
5,951	Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	65,334

		5,505,485

Computers & Peripherals 2.5%
15,700	Apple, Inc.(a)	4,454,875
5,000	Electronics for Imaging, Inc.(a)	60,600
70,000	EMC Corp.(a)(b)	1,421,700
4,000	Fujitsu Ltd. (Japan)	28,079
72,111	Hewlett-Packard Co.	3,033,710
4,300	Isilon Systems, Inc.(a)	95,804
2,200	Lexmark International, Inc. (Class A Stock)(a)(b)	98,164
372	Logitech International SA (Switzerland)(a)	6,481
4,000	NEC Corp. (Japan)	10,637
9,400	NetApp, Inc.(a)	468,026
900	Novatel Wireless, Inc.(a)	7,092
4,300	QLogic Corp.(a)	75,852
500	Rimage Corp.(a)	8,220
9,900	SanDisk Corp.(a)	362,835
300	Seiko Epson Corp. (Japan)	4,546
8,000	Toshiba Corp. (Japan)	38,716
8,600	Western Digital Corp.(a)	244,154
3,900	Xyratex Ltd.(a)	57,876

		10,477,367

Construction & Engineering 0.1%
289	ACS Actividades de Construccion y Servicios SA (Spain)	14,430
1,394	Balfour Beatty PLC (United Kingdom)	5,858
456	Bouygues SA INH (France)	19,572
866	Cintra Concesiones de Infraestructuras de Transporte SA (Spain)	8,098
83	Eiffage SA (France)	3,947
3,600	EMCOR Group, Inc.(a)	88,524
78	Fomento de Construcciones y Contratas SA (Spain)	2,156
2,700	Great Lakes Dredge & Dock Corp.	15,687

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
86	Hochtief AG (Germany)	$7,447
1,000	JGC Corp. (Japan)	17,357
2,000	Kajima Corp. (Japan)	4,816
114	Koninklijke Boskalis Westminster NV (Netherlands)	4,784
259	Leighton Holdings Ltd. (Australia)	8,276
3,000	MasTec, Inc.(a)	30,960
1,000	Obayashi Corp. (Japan)	3,977
1,000	Shimizu Corp. (Japan)	3,701
815	Skanska AB (Sweden) (Class B Stock)	14,933
2,000	Taisei Corp. (Japan)	4,121
888	Vinci SA (France)	44,513

		303,157

Construction Materials
1,211	Boral Ltd. (Australia)	5,396
480	Cimpor Cimentos de Portugal SGPS SA (Portugal)	3,090
1,448	CRH PLC (Ireland)	23,767
1,234	Fletcher Building Ltd. (New Zealand)	7,298
294	Heidelbergcement AG (Germany)	14,168
500	Holcim Ltd. (Switzerland)	32,107
69	Imerys SA (France)	4,133
883	James Hardie Industries SE (Australia)(a)	4,779
407	Lafarge SA (France)	23,303
2,000	Taiheiyo Cement Corp. (Japan)(a)	2,348

		120,389

Consumer Finance 0.4%
100	Acom Co. Ltd. (Japan)	1,513
5,200	Advance America Cash Advance Centers, Inc.	20,956
200	AEON Credit Service Co. Ltd. (Japan)	2,154
18,200	American Express Co.	764,946
20,900	Capital One Financial Corp.	826,595
400	Credit Saison Co. Ltd. (Japan)	5,347
5,400	Nelnet, Inc. (Class A Stock)	123,552
230	ORIX Corp. (Japan)	17,578
1,500	World Acceptance Corp.(a)	66,240

		1,828,881

Containers & Packaging 0.1%
2,485	Amcor Ltd. (Australia)	15,636

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
8,500	Boise, Inc.(a)	$55,165
3,500	Graham Packaging Co., Inc.(a)	41,370
1,790	Rexam PLC (United Kingdom)	8,633
3,000	Rock-Tenn Co. (Class A Stock)	149,430
16,900	Temple-Inland, Inc.	315,354
300	Toyo Seikan Kaisha Ltd. (Japan)	5,405

		590,993

Distributors
200	Canon Marketing Japan, Inc. (Japan)	2,753
2,200	Genuine Parts Co.(b)	98,098
300	Jardine Cycle & Carriage Ltd. (Singapore)	8,965
4,000	Li & Fung Ltd. (Hong Kong)	22,503

		132,319

Diversified Consumer Services 0.3%
500	American Public Education, Inc.(a)	16,430
100	Benesse Holdings, Inc. (Japan)	4,816
500	Capella Education Co.(a)	38,810
3,300	Career Education Corp.(a)	70,851
8,500	DeVry, Inc.(b)	418,285
2,200	Grand Canyon Education, Inc.(a)	48,246
37,500	H&R Block, Inc.	485,625
2,900	Lincoln Educational Services Corp.(a)	41,789
300	Mac-Gray Corp.	3,639
2,400	Universal Technical Institute, Inc.	46,920

		1,175,411

Diversified Financial Services 2.3%
350	ASX Ltd. (Australia)	11,018
258,545	Bank of America Corp.	3,389,525
567,800	Citigroup, Inc.(a)	2,214,420
400	CME Group, Inc. (Class A Stock)	104,180
5,300	Compass Diversified Holdings	85,648
1,717	Criteria CaixaCorp SA (Spain)	9,019
398	Deutsche Boerse AG (Germany)	26,556
58	Eurazeo (France)	3,892
147	EXOR SpA (Italy)	3,407
165	Groupe Bruxelles Lambert SA (Belgium)	13,748
2,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	39,387

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
7,592	ING Groep NV (Netherlands)(a)	$78,762
930	Investor AB (Sweden) (Class B Stock)	18,889
83,530	JPMorgan Chase & Co.	3,179,987
400	Kinnevik Investment AB (Sweden) (Class B Stock)	8,468
304	London Stock Exchange Group PLC (United Kingdom)	3,252
1,700	MarketAxess Holdings, Inc.	28,866
60	Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,110
28	Nationale a Portefeuille SA (Belgium)	1,460
1,700	NewStar Financial, Inc.(a)	12,597
282	OKO Bank PLC (Finland)	3,431
55	Pargesa Holding SA (Switzerland)	4,016
2,000	Singapore Exchange Ltd. (Singapore)	13,718

		9,256,356

Diversified Telecommunication Services 2.1%
1,500	AboveNet, Inc.(a)	78,135
152,710	AT&T, Inc.	4,367,506
1,500	Atlantic Tele-Network, Inc.	73,860
311	Belgacom SA (Belgium)	12,128
3,200	Bezeq Israeli Telecommunication Corp. Ltd. (Israel)	7,977
15,674	BT Group PLC (United Kingdom) (Class A Stock)	34,471
5,283	Cable & Wireless Worldwide (United Kingdom)	6,104
5,778	Deutsche Telekom AG (Germany)	79,044
272	Elisa OYJ (Finland)	6,248
3,779	France Telecom SA (France)	81,655
500	Hellenic Telecommunications Organization SA (Greece)	3,599
33	Iliad SA (France)	3,438
774	Inmarsat PLC (United Kingdom)	8,067
3,271	Koninklijke KPN NV (Netherlands)	50,590
1,100	Nippon Telegraph & Telephone Corp. (Japan)	48,030
8,000	PCCW Ltd. (Hong Kong)	2,897
1,190	Portugal Telecom, SGPS SA (Portugal)	15,882
600	Premiere Global Services, Inc.(a)	4,248
16,000	Singapore Telecommunications Ltd. (Singapore)	38,202
47	Swisscom AG (Switzerland)	18,955
623	Tele2 AB (Sweden) (Class B Stock)	13,079
3,775	Telecom Corp. of New Zealand Ltd. (New Zealand)	5,595
21,307	Telecom Italia SpA (Italy)	29,773
12,304	Telecom Italia SpA-RSP (Italy)	13,863
8,603	Telefonica SA (Spain)	213,040

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
657	Telekom Austria AG (Austria)	$9,888
1,690	Telenor ASA (Norway)	26,466
4,539	Teliasonera AB (Sweden)	36,768
8,877	Telstra Corp. Ltd. (Australia)	22,480
95,650	Verizon Communications, Inc.	3,117,234

		8,429,222

Electric Utilities 1.1%
52	Acciona SA (Spain)	4,392
1,100	Central Vermont Public Service Corp.	22,187
1,000	Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	3,970
1,300	Chubu Electric Power Co., Inc. (Japan)	32,126
600	Chugoku Electric Power Co., Inc. (The) (Japan)	11,837
4,000	CLP Holdings Ltd. (Hong Kong)	31,938
613	Contact Energy Ltd. (New Zealand)(a)	2,546
13,700	DPL, Inc.	357,981
11,200	Duke Energy Corp.	198,352
3,934	E.ON AG (Germany)	116,002
491	EDF SA (France)	21,178
28,800	Edison International	990,432
3,563	EDP - Energias de Portugal SA (Portugal)	12,211
1,600	El Paso Electric Co.(a)	38,048
13,716	ENEL SpA (Italy)	73,111
15,500	Entergy Corp.	1,186,215
20,300	Exelon Corp.	864,374
905	Fortum OYJ (Finland)	23,675
400	Hokkaido Electric Power Co., Inc. (Japan)	7,964
300	Hokuriku Electric Power Co. (Japan)	6,849
3,000	Hong Kong Electric Holdings Ltd. (Hong Kong)	18,231
7,782	Iberdrola SA (Spain)	59,866
800	IDACORP, Inc.	28,736
1,500	Kansai Electric Power Co., Inc. (The) (Japan)	36,422
800	Kyushu Electric Power Co., Inc. (Japan)	18,265
100	MGE Energy, Inc.	3,959
700	Nextera Energy, Inc.(b)	38,073
5,000	NV Energy, Inc.	65,750
6,500	Portland General Electric Co.	131,820
237	Public Power Corp. SA (Greece)	3,693
221	Red Electrica Corp. SA (Spain)	10,393
1,856	Scottish & Southern Energy PLC (United Kingdom)	32,596

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
300	Shikoku Electric Power Co. (Japan)	$8,607
2,706	SP AusNet (Australia) (Class Miscellaneous Stock)	2,249
2,656	Terna Rete Elettrica Nazionale SpA (Italy)	11,288
900	Tohoku Electric Power Co., Inc. (Japan)	19,902
2,500	Tokyo Electric Power Co., Inc. (The) (Japan)	60,973
157	Verbund - Oesterreichische Elektrizitaetswirtschafts AG (Austria) (Class A Stock)	5,629

		4,561,840

Electrical Equipment 0.5%
4,506	ABB Ltd. (Switzerland)	94,967
404	Alstom SA (France)	20,609
4,000	AMETEK, Inc.	191,080
1,100	AZZ, Inc.	47,124
1,300	Belden, Inc.	34,294
1,000	Brady Corp. (Class A Stock)	29,170
4,800	Cooper Industries PLC (Class A Stock)	234,864
4,600	EnerSys(a)	114,862
2,600	Franklin Electric Co., Inc.	86,216
1,000	Fuji Electric Holdings Co. Ltd. (Japan)	2,623
1,000	Furukawa Electric Co. Ltd. (Japan)	3,761
378	Gamesa Corp. Tecnologica SA (Spain)(a)	2,646
3,600	GrafTech International Ltd.(a)	56,268
1,000	GS Yuasa Corp. (Japan)	7,032
215	Legrand SA (France)	7,272
100	Mabuchi Motor Co. Ltd. (Japan)	5,115
4,000	Mitsubishi Electric Corp. (Japan)	34,404
200	Nidec Corp. (Japan)	17,777
1,000	Panasonic Electric Works Co. Ltd. (Japan)	13,261
3,400	Polypore International, Inc.(a)	102,544
1,100	Powell Industries, Inc.(a)	34,232
203	Prysmian SpA (Italy)	3,708
14,800	Rockwell Automation, Inc.(b)	913,604
514	Schneider Electric SA (France)	65,173
1,600	Sumitomo Electric Industries Ltd. (Japan)	19,511
200	Ushio, Inc. (Japan)	3,366
416	Vestas Wind Systems A/S (Denmark)(a)	15,676
1,500	Vicor Corp.	21,915
300	Woodward Governor Co.	9,726

		2,192,800

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 0.9%
2,400	Agilent Technologies, Inc.(a)	$80,088
13,800	Avnet, Inc.(a)	372,738
4,200	Benchmark Electronics, Inc.(a)	68,880
16,000	Brightpoint, Inc.(a)	111,840
3,000	Checkpoint Systems, Inc.(a)	61,050
600	Citizen Holdings Co. Ltd. (Japan)	3,601
3,400	Cognex Corp.	91,188
87,300	Corning, Inc.	1,595,844
4,400	CTS Corp.	42,328
1,800	Dolby Laboratories, Inc. (Class A Stock)(a)	102,258
1,300	Electro Scientific Industries, Inc.(a)	14,443
4,000	Foxconn International Holdings Ltd. (Hong Kong)(a)	2,938
1,000	Fujifilm Holdings Corp. (Japan)	33,122
100	Hirose Electric Co. Ltd. (Japan)	10,074
100	Hitachi High-Technologies Corp. (Japan)	1,845
10,000	Hitachi Ltd. (Japan)	43,723
900	Hoya Corp. (Japan)	21,939
300	Ibiden Co. Ltd. (Japan)	7,615
4,000	Insight Enterprises, Inc.(a)	62,560
900	IPG Photonics Corp.(a)	21,726
1,900	Itron, Inc.(a)	116,337
33,900	Jabil Circuit, Inc.	488,499
1,500	Keithley Instruments, Inc.	32,265
100	Keyence Corp. (Japan)	21,754
300	Kyocera Corp. (Japan)	28,354
1,100	Littelfuse, Inc.(a)	48,070
700	Measurement Specialties, Inc.(a)	12,936
200	Mitsumi Electric Co. Ltd. (Japan)	3,067
400	Murata Manufacturing Co. Ltd. (Japan)	21,083
3,500	Newport Corp.(a)	39,690
1,000	Nippon Electric Glass Co. Ltd. (Japan)	13,632
400	Omron Corp. (Japan)	9,085
2,000	Park Electrochemical Corp.	52,680
1,800	Power-One, Inc.(a)	16,362
900	Richardson Electronics Ltd.	9,450
300	Rogers Corp.(a)	9,444
1,000	Shimadzu Corp. (Japan)	7,690
300	SYNNEX Corp.(a)	8,442
200	TDK Corp. (Japan)	11,152
1,000	Yaskawa Electric Corp. (Japan)	8,062

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
500	Yokogawa Electric Corp. (Japan)	$3,402

		3,711,256

Energy Equipment & Services 1.3%
200	AKER Solutions ASA (Norway)	2,899
679	AMEC PLC (United Kingdom)	10,517
500	CARBO Ceramics, Inc.	40,500
293	CIE Generale de Geophysique-Veritas (France)(a)	6,431
5,600	Complete Production Services, Inc.(a)	114,520
133	Fugro NV (Netherlands)	8,746
51,700	Halliburton Co.	1,709,719
7,100	Helmerich & Payne, Inc.	287,266
30,400	Nabors Industries Ltd.(a)	549,024
14,800	National Oilwell Varco, Inc.	658,156
4,900	Oil States International, Inc.(a)	228,095
300	OYO Geospace Corp.(a)	17,364
423	Petrofac Ltd. (United Kingdom)	9,123
6,400	RPC, Inc.	135,424
541	Saipem SpA (Italy)	21,668
306	SBM Offshore NV (Netherlands)	5,799
19,800	Schlumberger Ltd.	1,219,878
570	Seadrill Ltd. (Norway)	16,467
192	Technip SA (France)	15,440
955	Tenaris SA (Italy)	18,318
11,100	Unit Corp.(a)	413,919
335	WorleyParsons Ltd. (Australia)	7,204

		5,496,477

Food & Staples Retailing 1.3%
1,300	AEON Co. Ltd. (Japan)	13,953
1,600	Andersons, Inc. (The)	60,640
1,211	Carrefour SA (France)	65,070
113	Casino Guichard Perrachon SA (France)	10,346
31	Colruyt SA (Belgium)	8,194
34,600	CVS Caremark Corp.	1,088,862
204	Delhaize Group SA (Belgium)	14,795
100	FamilyMart Co. Ltd. (Japan)	3,585
2,424	J Sainsbury PLC (United Kingdom)	14,877
450	Jeronimo Martins SGPS SA (Portugal)	6,018
135	Kesko OYJ (Finland) (Class B Stock)	6,335

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
2,434	Koninklijke Ahold NV (Netherlands)	$32,810
36,500	Kroger Co. (The)	790,590
100	Lawson, Inc. (Japan)	4,582
1,562	Metcash Ltd. (Australia)	6,598
232	Metro AG (Germany)	15,102
2,000	Olam International Ltd. (Singapore)	4,958
1,500	Seven & I Holdings Co. Ltd. (Japan)	35,146
3,200	Susser Holdings Corp.(a)	44,800
16,171	Tesco PLC (United Kingdom)	107,709
200	UNY Co. Ltd. (Japan)	1,581
51,300	Wal-Mart Stores, Inc.	2,745,576
2,049	Wesfarmers Ltd. (Australia)	65,137
310	Wesfarmers Ltd. (Australia)	9,915
4,278	WM Morrison Supermarkets PLC (United Kingdom)	19,872
2,508	Woolworths Ltd. (Australia)	69,911

		5,246,962

Food Products 0.8%
1,000	Ajinomoto Co., Inc. (Japan)	9,787
4,700	Archer-Daniels-Midland Co.	150,024
166	Aryzta AG (Switzerland)	7,264
727	Associated British Foods PLC (United Kingdom)	11,980
1,000	Cal-Maine Foods, Inc.	28,980
3,400	Chiquita Brands International, Inc.(a)	45,016
4,400	ConAgra Foods, Inc.	96,536
13,000	Corn Products International, Inc.	487,500
2,900	Darling International, Inc.(a)	24,708
63,100	Dean Foods Co.(a)	644,251
1,000	Fresh Del Monte Produce, Inc.(a)	21,700
14,000	Golden Agri-Resources Ltd. (Singapore)	6,068
2,628	Goodman Fielder Ltd. (Australia)	3,315
1,161	Groupe Danone SA (France)	69,442
1,100	JM Smucker Co. (The)	66,583
286	Kerry Group PLC (Ireland) (Class A Stock)	10,034
2	Lindt & Spruengli AG (Switzerland)	4,795
100	Meiji Holdings Co. Ltd. (Japan)	4,708
7,009	Nestle SA (Switzerland)	373,400
500	Nisshin Seifun Group, Inc. (Japan)	6,570
100	Nissin Foods Holdings Co. Ltd. (Japan)	3,612
3,477	Parmalat SpA (Italy)	8,921

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products (cont’d.)
1,200	Sanderson Farms, Inc.	$51,948
3,600	Smart Balance, Inc.(a)	13,968
135	Suedzucker AG (Germany)	3,019
65,800	Tyson Foods, Inc. (Class A Stock)(b)	1,054,116
3,293	Unilever NV (Netherlands)	98,425
2,616	Unilever PLC (United Kingdom)	75,655
3,000	Wilmar International Ltd. (Singapore)	13,710
200	Yakult Honsha Co. Ltd. (Japan)	6,176

		3,402,211

Gas Utilities 0.2%
7,300	AGL Resources, Inc.	280,028
800	Chesapeake Utilities Corp.	28,976
366	Enagas (Spain)	7,417
1,800	Energen Corp.	82,296
457	Gas Natural SDG SA (Spain)	6,813
8,900	Hong Kong & China Gas Co. Ltd. (Hong Kong)	22,529
200	Laclede Group, Inc. (The)	6,884
800	New Jersey Resources Corp.	31,376
600	Nicor, Inc.	27,492
4,100	Oneok, Inc.	184,664
4,000	Osaka Gas Co. Ltd. (Japan)	14,423
3,063	Snam Rete Gas SpA (Italy)	15,512
1,900	Southwest Gas Corp.	63,821
1,000	Toho Gas Co. Ltd. (Japan)	4,947
5,000	Tokyo Gas Co. Ltd. (Japan)	22,700

		799,878

Healthcare Equipment & Supplies 1.3%
2,100	American Medical Systems Holdings, Inc.(a)	41,118
200	Angiodynamics, Inc.(a)	3,048
700	Arthrocare Corp.(a)	19,026
200	Atrion Corp.	31,502
7,300	Becton Dickinson & Co.	540,930
28	BioMerieux (France)	2,901
1,300	C.R. Bard, Inc.	105,859
1,100	Cantel Medical Corp.	17,820
4,900	CareFusion Corp.(a)	121,716
409	CIE Generale D’optique Essilor International SA (France)	28,140
114	Cochlear Ltd. (Australia)	7,741

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
46	Coloplast A/S (Denmark) (Class B Stock)	$5,499
16,600	Covidien PLC	667,154
1,300	Cryolife, Inc.(a)	7,891
4,200	Cutera, Inc.(a)	34,020
1,700	Cyberonics, Inc.(a)	45,356
1,400	DexCom, Inc.(a)	18,508
58	Fresenius SE (Germany)	4,643
409	Getinge AB (Sweden) (Class B Stock)	9,557
1,200	Haemonetics Corp.(a)	70,236
1,300	Immucor, Inc.(a)	25,779
400	Integra LifeSciences Holdings Corp.(a)	15,784
4,600	Intuitive Surgical, Inc.(a)(b)	1,305,204
2,700	Invacare Corp.	71,577
3,700	Medical Action Industries, Inc.(a)	33,485
36,300	Medtronic, Inc.	1,218,954
4,300	Natus Medical, Inc.(a)	62,651
254	Nobel Biocare Holding AG (Switzerland)	4,562
300	Olympus Corp. (Japan)	7,856
2,000	Orthofix International NV(a)	62,840
3,600	Sirona Dental Systems, Inc.(a)	129,744
1,805	Smith & Nephew PLC (United Kingdom)	16,460
95	Sonova Holding AG (Switzerland)	11,601
1,500	St. Jude Medical, Inc.(a)	59,010
3,800	STERIS Corp.	126,236
16	Straumann Holding AG (Switzerland)	3,571
6,800	Stryker Corp.	340,340
121	Synthes, Inc. (Switzerland)	13,988
100	Sysmex Corp. (Japan)	6,936
300	Terumo Corp. (Japan)	15,920
1,400	Vascular Solutions, Inc.(a)	16,072
600	West Pharmaceutical Services, Inc.	20,586
48	William Demant Holding (Denmark)(a)	3,542
1,900	Young Innovations, Inc.	54,359
1,500	Zimmer Holdings, Inc.(a)	78,495

		5,488,217

Healthcare Providers & Services 1.4%
16,900	Aetna, Inc.	534,209
100	Alfresa Holdings Corp. (Japan)	4,264
1,000	Allied Healthcare International, Inc.(a)	2,500

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
4,300	America Service Group, Inc.	$63,984
4,800	American Dental Partners, Inc.(a)	57,888
2,400	AmSurg Corp. (Class A Stock)(a)	41,952
13,000	Cardinal Health, Inc.	429,520
600	Catalyst Health Solutions, Inc.(a)	21,126
174	Celesio AG (Germany)	3,786
200	Chemed Corp.	11,394
4,000	Continucare Corp.(a)	16,800
7,400	Coventry Health Care, Inc.(a)	159,322
390	Fresenius Medical Care AG & Co. KGaA (Germany)	24,087
4,900	HealthSpring, Inc.(a)	126,616
6,700	Humana, Inc.(a)	336,608
800	LHC Group, Inc.(a)	18,552
2,000	Magellan Health Services, Inc.(a)	94,480
26,600	Medco Health Solutions, Inc.(a)	1,384,796
300	Medipal Holdings Corp. (Japan)	3,813
2,700	Providence Service Corp. (The)(a)	44,253
745	Sonic Healthcare Ltd. (Australia)	7,921
1,500	Sun Healthcare Group, Inc.(a)	12,705
100	Suzuken Co. Ltd. (Japan)	3,310
2,000	Triple-S Management Corp. (Class B Stock)(a)	33,700
51,100	UnitedHealth Group, Inc.	1,794,121
1,700	Universal American Corp.	25,075
1,200	US Physical Therapy, Inc.(a)	20,064
7,200	WellPoint, Inc.(a)	407,808

		5,684,654

Hotels, Restaurants & Leisure 0.7%
290	Accor SA (France)	10,589
795	Aristocrat Leisure Ltd. (Australia)	2,712
208	Autogrill SpA (Italy)(a)	2,609
300	BJ’s Restaurants, Inc.(a)	8,448
2,100	Bob Evans Farms, Inc.	58,947
2,800	Carnival Corp.	106,988
331	Carnival PLC (United Kingdom)	13,009
2,000	CEC Entertainment, Inc.(a)	68,660
2,700	Cheesecake Factory, Inc. (The)(a)	71,469
3,772	Compass Group PLC (United Kingdom)	31,434
1,000	Crown Ltd. (Australia)	8,109
700	Darden Restaurants, Inc.	29,946

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
9,600	Genting Singapore PLC (Singapore)(a)	$13,578
525	Intercontinental Hotels Group PLC (United Kingdom)	9,369
3,800	International Speedway Corp. (Class A Stock)	92,720
1,900	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	14,782
7,468	McDonald’s Corp.	556,441
511	OPAP SA (Greece)	8,081
100	Oriental Land Co. Ltd. (Japan)	9,320
1,800	Papa John’s International, Inc.(a)	47,484
3,800	Ruby Tuesday, Inc.(a)	45,106
4,800	Sands China Ltd. (Hong Kong)(a)	8,661
2,000	Shangri-La Asia Ltd. (Hong Kong)	4,552
1,174	Sky City Entertainment Group Ltd. (New Zealand)	2,438
192	Sodexo (France)	12,459
43,700	Starbucks Corp.	1,117,846
1,287	Tabcorp Holdings Ltd. (Australia)	8,708
2,464	Tatts Group Ltd. (Australia)	5,692
6,700	Texas Roadhouse, Inc.(a)	94,202
1,563	Thomas Cook Group PLC (United Kingdom)	4,218
283	TUI AG (Germany)(a)	3,463
1,141	TUI Travel PLC (United Kingdom)	3,843
358	Whitbread PLC (United Kingdom)	9,133
6,700	Wyndham Worldwide Corp.(b)	184,049
2,000	Wynn Macau Ltd. (Hong Kong)(a)	3,459

		2,672,524

Household Durables 0.2%
2,600	American Greetings Corp. (Class A Stock)	48,334
500	Casio Computer Co. Ltd. (Japan)	3,708
489	Electrolux AB (Sweden)	12,043
2,800	Helen of Troy Ltd.(a)	70,812
400	Hooker Furniture Corp.	4,652
832	Husqvarna AB (Sweden) (Class B Stock)	6,159
3,100	iRobot Corp.(a)	57,567
3,500	Kid Brands, Inc.(a)	30,100
400	La-Z-Boy, Inc. (Class Z Stock)(a)	3,376
9,900	Leggett & Platt, Inc.	225,324
4,000	Matsushita Electric Industrial Co. Ltd. (Japan)	54,193
500	National Presto Industries, Inc.	53,235
100	Rinnai Corp. (Japan)	5,882
4,000	Sanyo Electric Co. Ltd. (Japan)(a)	6,612

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables (cont’d.)
1,000	Sekisui Chemical Co. Ltd. (Japan)	$6,049
1,000	Sekisui House Ltd. (Japan)	8,984
2,000	Sharp Corp. (Japan)	19,909
2,000	Sony Corp. (Japan)	61,835
3,900	Whirlpool Corp.(b)	315,744

		994,518

Household Products 1.2%
7,167	Colgate-Palmolive Co.	550,856
265	Henkel AG & Co. KGaA (Germany)	11,999
19,400	Kimberly-Clark Corp.	1,261,970
600	Oil-Dri Corp. of America	12,906
50,175	Procter & Gamble Co. (The)	3,008,995
1,237	Reckitt Benckiser Group PLC (United Kingdom)	68,031
300	Unicharm Corp. (Japan)	12,075

		4,926,832

Independent Power Producers & Energy Traders
4,100	Constellation Energy Group, Inc.	132,184
359	EDP Renovaveis SA (Portugal)(a)	2,031
200	Electric Power Development Co. Ltd. (Japan)	6,014
1,725	Iberdrola Renovables SA (Spain)	5,733
3,106	International Power PLC (United Kingdom)	18,931

		164,893

Industrial Conglomerates 1.5%
19,000	3M Co.	1,647,490
2,495	CSR Ltd. (Australia)	4,341
4	Delek Group Ltd. (Israel)	1,098
2,000	Fraser and Neave Ltd. (Singapore)	9,885
252,650	General Electric Co.	4,105,563
2,000	Hankyu Hanshin Holdings, Inc. (Japan)	9,607
4,000	Hutchison Whampoa Ltd. (Hong Kong)	37,325
3,000	Keppel Corp. Ltd. (Singapore)	20,485
1,993	Koninklijke Philips Electronics NV (Netherlands)	62,640
2,000	NWS Holdings Ltd. (Hong Kong)	3,923
1,576	Orkla ASA (Norway)	14,524
1,100	Raven Industries, Inc.	41,679
2,000	SembCorp Industries Ltd. (Singapore)	6,631
1,713	Siemens AG (Germany)	180,819

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
794	Smiths Group PLC (United Kingdom)	$15,204
1,600	Standex International Corp.	38,704
3,800	Tyco International Ltd.	139,574

		6,339,492

Insurance 2.1%
380	Admiral Group PLC (United Kingdom)	9,945
3,190	AEGON NV (Netherlands)(a)	19,113
918	Allianz SE (Germany)	103,746
2,300	Alterra Capital Holdings Ltd.	45,816
5,900	American Equity Investment Life Holding Co.	60,416
20,700	American International Group, Inc.(a)(b)	809,370
200	American Physicians Service Group, Inc.	6,470
600	American Safety Insurance Holdings Ltd.(a)	9,804
300	Amerisafe, Inc.(a)	5,634
4,188	AMP Ltd. (Australia)	20,685
2,200	AmTrust Financial Services, Inc.	31,944
2,380	Assicurazioni Generali SpA (Italy)	47,922
8,500	Assurant, Inc.	345,950
5,553	Aviva PLC (United Kingdom)	34,797
2,078	AXA Asia Pacific Holdings Ltd. (Australia)	10,324
3,460	AXA SA (France)	60,494
102	Baloise Holding AG (Switzerland)	9,197
39,600	Berkshire Hathaway, Inc. (Class B Stock)(a)	3,274,128
12,400	Chubb Corp.	706,676
2,300	CNA Surety Corp.(a)	41,216
10,500	CNO Financial Group, Inc.(a)	58,170
304	CNP Assurances (France)	5,647
1,462	Corporacion Mapfree (Spain)	4,449
14	DAI-Ichi Life Insurance Co. Ltd. (The) (Japan)	16,905
300	Delphi Financial Group, Inc. (Class A Stock)	7,497
500	Enstar Group Ltd.(a)	36,300
1,400	Erie Indemnity Co. (Class A Stock)	78,484
1,000	Everest RE Group Ltd.	86,470
400	First Mercury Financial Corp.	4,032
5,100	Flagstone Reinsurance Holdings Ltd.	54,111
4,543	Fortis Group (Belgium)	13,006
450	Global Indemnity PLC (Class A Stock)(a)	7,222
600	Greenlight Capital Re Ltd. (Class A Stock)(a)	15,012
123	Hannover Rueckversicherung AG (Germany)	5,657

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
22,000	Hartford Financial Services Group, Inc.(b)	$504,900
4,416	Insurance Australia Group Ltd. (Australia)	15,536
800	Kansas City Life Insurance Co.	24,952
11,968	Legal & General Group PLC (United Kingdom)	19,458
4,200	Lincoln National Corp.	100,464
6,600	Maiden Holdings Ltd.	50,226
447	Mediolanum SpA (Italy)	1,988
4,400	MetLife, Inc.	169,180
1,090	Mitsui Sumitomo Insurance Group Holdings, Inc. (Japan)	25,030
4,600	Montpelier RE Holdings Ltd.	79,672
381	Muenchener Rueckversicherungs AG (Germany)	52,771
2,900	NKSJ Holdings, Inc. (Japan)(a)	18,203
10,755	Old Mutual PLC (United Kingdom)	23,450
10,300	Phoenix Cos., Inc. (The)(a)	21,630
300	Platinum Underwriters Holdings Ltd.	13,056
4,700	Presidential Life Corp.	46,060
5,145	Prudential PLC (United Kingdom)	51,444
2,049	QBE Insurance Group Ltd. (Australia)	34,183
2,563	Resolution Ltd. (Germany)	9,864
6,806	RSA Insurance Group PLC (United Kingdom)	13,974
856	Sampo OYJ (Finland) (Class A Stock)	23,117
338	SCOR SE (France)	8,077
2	Sony Financial Holdings, Inc. (Japan)	6,517
4,518	Standard Life PLC (United Kingdom)	16,409
4,200	Stewart Information Services Corp.	47,544
2,590	Suncorp-Metway Ltd. (Australia)	22,530
61	Swiss Life Holding AG (Switzerland)	6,946
704	Swiss Reinsurance (Switzerland)	30,871
500	T & D Holdings, Inc. (Japan)	10,422
1,500	Tokio Marine Holdings, Inc. (Japan)	40,465
49	TrygVesta AS (Denmark)	2,946
41,900	Unum Group	928,085
78	Vienna Insurance Group (Austria)	4,193
304	Zurich Financial Services AG (Switzerland)	71,247

		8,542,019

Internet & Catalog Retail 0.1%
300	Dena Co. Ltd. (Japan)	9,448
1,792	Home Retail Group PLC (United Kingdom)	5,799
200	HSN, Inc.(a)	5,980

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail (cont’d.)
21,100	Liberty Media Corp. - Interactive(a)	$289,281
15	Rakuten, Inc. (Japan)	10,978
200	Shutterfly, Inc.(a)	5,198

		326,684

Internet Software & Services 0.7%
800	Ancestry.com, Inc.(a)	18,208
20,500	AOL, Inc.(a)	507,375
12,300	EarthLink, Inc.	111,807
3,100	Google, Inc. (Class A Stock)(a)	1,629,949
3,500	j2 Global Communications, Inc.(a)	83,265
900	Liquidity Services, Inc.(a)	14,409
1,300	Logmein, Inc.(a)	46,774
1,100	Travelzoo, Inc.(a)	28,336
257	United Internet AG (Germany)	4,155
5,500	United Online, Inc.	31,460
3,200	Vistaprint NV(a)	123,680
30	Yahoo! Japan Corp. (Japan)	10,364
8,200	Yahoo!, Inc.(a)(b)	116,194

		2,725,976

IT Services 1.5%
93	ATOS Origin SA (France)(a)	4,204
1,700	CACI International, Inc. (Class A Stock)(a)	76,942
298	Capital Gemini SA (France)	14,950
16,400	Computer Sciences Corp.	754,400
908	Computershare Ltd. (Australia)	8,557
2,500	CSG Systems International, Inc.(a)	45,575
4,400	Global Cash Access Holdings, Inc.(a)	17,952
3,600	iGATE Corp.	65,304
201	Indra Sistemas SA (Spain)	3,833
22,141	International Business Machines Corp.	2,969,994
100	ITOCHU Techno-Solutions Corp. (Japan)	3,265
1,100	Lionbridge Technologies, Inc.(a)	4,730
1,200	NCI, Inc. (Class A Stock)(a)	22,704
200	Nomura Research Institute Ltd. (Japan)	3,759
3	NTT Data Corp. (Japan)	9,484
20	OBIC Co. Ltd. (Japan)	3,781
1,300	SRA International, Inc. (Class A Stock)(a)	25,636
700	Syntel, Inc.	31,150

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services (cont’d.)
1,900	VeriFone Holdings, Inc.(a)	$59,033
22,800	Visa, Inc. (Class A Stock)	1,693,128
28,800	Western Union Co. (The)	508,896

		6,327,277

Leisure Equipment & Products 0.1%
3,200	Mattel, Inc.	75,072
400	Namco Bandai Holdings, Inc. (Japan)	3,708
700	Nikon Corp. (Japan)	12,980
1,500	Polaris Industries, Inc.	97,650
100	Sankyo Co. Ltd. (Japan)	5,295
400	Sega Sammy Holdings, Inc. (Japan)	6,114
100	Shimano, Inc. (Japan)	5,295
1,800	Sturm, Ruger & Co., Inc.	24,552
400	Yamaha Corp. (Japan)	4,643

		235,309

Life Sciences Tools & Services 0.6%
9,500	Bruker Corp.(a)	133,285
1,500	Cambrex Corp.(a)	6,375
13,600	Life Technologies Corp.(a)	634,984
93	Lonza Group AG (Switzerland)	7,945
467	QIAGEN NV(a)	8,356
30,400	Thermo Fisher Scientific, Inc.(a)	1,455,552
2,200	Waters Corp.(a)	155,716

		2,402,213

Machinery 1.7%
2,300	Albany International Corp. (Class A Stock)	43,516
701	ALFA Laval AB (Sweden)	12,282
4,900	Altra Holdings, Inc.(a)	72,177
1,000	Amada Co. Ltd. (Japan)	6,852
6,100	ArvinMeritor, Inc.(a)	94,794
797	Atlas Copco AB (Sweden) (Class B Stock)	14,024
1,369	Atlas Copco AB (Sweden) (Class A Stock)	26,424
3,600	Blount International, Inc.(a)	45,828
3,100	Briggs & Stratton Corp.	58,931
400	Colfax Corp.(a)	5,948
300	Commercial Vehicle Group, Inc.(a)	3,054
7,400	Crane Co.	280,756

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
3,600	Cummins, Inc.	$326,088
3,900	Danaher Corp.	158,379
14,100	Deere & Co.	983,898
8,700	Dover Corp.	454,227
11,800	Eaton Corp.	973,382
400	Fanuc Ltd. (Japan)	50,934
319	GEA Group AG (Germany)	7,973
250	Hexagon AB (Sweden) (Class B Stock)	5,363
1,000	Hino Motors Ltd. (Japan)	4,828
200	Hitachi Construction Machinery Co. Ltd. (Japan)	4,324
4,200	IDEX Corp.	149,142
3,000	IHI Corp. (Japan)	5,750
17,900	Illinois Tool Works, Inc.	841,658
1,636	Invensys PLC (United Kingdom)	7,671
1,000	Japan Steel Works Ltd. (The) (Japan)	9,415
700	John Bean Technologies Corp.	11,277
400	JTEKT Corp. (Japan)	3,685
2,000	Kadant, Inc.(a)	37,820
3,000	Kawasaki Heavy Industries Ltd. (Japan)	8,517
3,600	Kennametal, Inc.	111,348
2,000	Komatsu Ltd. (Japan)	46,430
314	Kone OYJ (Finland) (Class B Stock)	16,224
2,000	Kubota Corp. (Japan)	18,304
200	Kurita Water Industries Ltd. (Japan)	5,551
200	Makita Corp. (Japan)	6,342
216	MAN AG (Germany)	23,545
260	Metso OYJ (Finland)	11,916
900	Miller Industries, Inc.	12,177
1,000	Minebea Co. Ltd. (Japan)	5,151
6,000	Mitsubishi Heavy Industries Ltd. (Japan)	22,137
2,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	4,528
1,500	Mueller Industries, Inc.	39,735
700	NACCO Industries, Inc. (Class A Stock)	61,173
1,000	NGK Insulators Ltd. (Japan)	16,615
900	Nordson Corp.	66,321
1,000	NSK Ltd. (Japan)	6,780
1,000	NTN Corp. (Japan)	4,312
19,100	Oshkosh Corp.(a)	525,250
9,700	Parker Hannifin Corp.	679,582
2,055	Sandvik AB (Sweden)	31,494

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
900	Sauer-Danfoss, Inc.(a)	$19,161
668	Scania AB (Sweden) (Class B Stock)	14,747
44	Schindler Holding AG (Switzerland)	4,702
99	Schindler Holding AG - Part Certification (Switzerland)	10,619
2,000	SembCorp Marine Ltd. (Singapore)	5,977
792	SKF AB (Sweden) (Class B Stock)	18,213
100	SMC Corp. (Japan)	13,189
1,000	Sumitomo Heavy Industries Ltd. (Japan)	5,151
1,200	Sun Hydraulics Corp.	33,828
2,900	Tennant Co.	89,610
300	THK Co. Ltd. (Japan)	5,621
2,600	Timken Co.	99,736
2,300	Trimas Corp.(a)	34,155
220	Vallourec (France)	21,855
2,222	Volvo AB (Sweden) (Class B Stock)(a)	32,636
171	Wartsila OYJ (Finland)	11,159
2,000	Watts Water Technologies, Inc. (Class A Stock)	68,100
2,000	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	2,677
285	Zardoya Otis SA (Spain)	5,101

		6,920,069

Marine
3	A.P. Moller - Maersk A/S (Denmark) (Class B Stock)	25,079
1	A.P. Moller - Maersk A/S (Denmark) (Class A Stock)	8,131
3,200	Genco Shipping & Trading Ltd.(a)	51,008
1,000	Kawasaki Kisen Kaisha Ltd. (Japan)	3,762
110	Kuehne & Nagel International AG (Switzerland)	13,209
2,000	Mitsui O.S.K. Lines Ltd. (Japan)	12,578
2,000	Neptune Orient Lines Ltd. (Singapore)(a)	3,011
3,000	Nippon Yusen KK (Japan)	12,290
500	Orient Overseas International Ltd. (Hong Kong)	3,989

		133,057

Media 1.3%
1,100	Belo Corp. (Class A Stock)(a)	6,820
2,322	British Sky Broadcasting Group PLC (United Kingdom)	25,734
400	Cinemark Holdings, Inc.	6,440
82,400	Comcast Corp. (Class A Stock)	1,489,792
300	Dentsu, Inc. (Japan)	6,950
202	Eutelsat Communications (France)	7,711

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
4,322	Fairfax Media Ltd. (Australia)	$6,120
1	Fuji Media Holdings, Inc. (Japan)	1,273
36,100	Gannett Co., Inc.	441,503
201	Gestevision Telecinco SA (Spain)	2,214
50	Hakuhodo DY Holdings, Inc. (Japan)	2,420
7,000	Harte-Hanks, Inc.	81,690
8,000	ITV PLC (United Kingdom)(a)	7,496
136	JC Decaux SA (France)(a)	3,590
5,400	Journal Communications, Inc. (Class A Stock)(a)	24,354
2	Jupiter Telecommunications Co. Ltd. (Japan)	2,156
241	Lagardere SCA (France)	9,414
3,700	Liberty Media Corp. - Starz(a)	240,056
132	M6-Metropole Television (France)	3,104
1,447	Mediaset SpA (Italy)	10,258
100	Modern Times Group AB (Sweden) (Class B Stock)	7,455
62,800	News Corp. (Class A Stock)	820,168
258	PagesJaunes Groupe (France)	2,702
1,650	Pearson PLC (United Kingdom)	25,544
240	Publicis Groupe (France)	11,399
1,478	Reed Elsevier NV (Netherlands)	18,638
2,471	Reed Elsevier PLC (United Kingdom)	20,883
164	Sanoma OYJ (Finland)	3,470
1,400	Scholastic Corp.	38,948
578	SES SA (France)	13,896
3,000	Singapore Press Holdings Ltd. (Singapore)	9,695
240	Societe Television Francaise 1 (France)	3,736
1,000	Television Broadcasts Ltd. (Hong Kong)	5,710
19,666	Time Warner, Inc.	602,763
200	Toho Co. Ltd. (Japan)	3,218
15,200	Viacom, Inc. (Class B Stock)	550,088
2,513	Vivendi (France)	68,688
20,275	Walt Disney Co. (The)	671,305
568	Wolters Kluwer NV (Netherlands)	11,925
2,554	WPP PLC (United Kingdom)	28,265

		5,297,591

Metals & Mining 0.7%
202	Acerinox SA (Spain)	3,595
15,900	Alcoa, Inc.	192,549
4,982	Alumina Ltd. (Australia)	8,716

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
2,666	Anglo American PLC (United Kingdom)	$105,768
805	Antofagasta PLC (United Kingdom)	15,630
1,750	Arcelormittal (Netherlands)	57,638
6,784	BHP Billiton Ltd. (Australia)	255,135
4,461	Billiton PLC (United Kingdom)	141,907
3,723	BlueScope Steel Ltd. (Australia)	7,917
420	Boliden AB (Sweden)	6,362
800	Brush Engineered Materials, Inc.(a)	22,752
41,400	Commercial Metals Co.	599,886
1,000	Daido Steel Co. Ltd. (Japan)	4,863
1,000	DOWA Holdings Co. Ltd. (Japan)	5,954
11	Eramet Group (France)	3,250
526	Eurasian Natural Resources Corp. (Kazakhstan)	7,589
2,523	Fortescue Metals Group Ltd. (Australia)(a)	12,705
1,200	Freeport-McMoRan Copper & Gold, Inc.	102,468
366	Fresnillo PLC (United Kingdom)	7,141
900	JFE Holdings, Inc. (Japan)	27,524
400	Kaiser Aluminum Corp.	17,116
437	Kazakhmys PLC (United Kingdom)	9,968
5,000	Kobe Steel Ltd. (Japan)	11,739
315	Lonmin PLC (United Kingdom)(a)	8,259
261	Macarthur Coal Ltd. (Australia)	2,959
100	Maruichi Steel Tube Ltd. (Japan)	1,917
2,000	Mitsubishi Materials Corp. (Japan)(a)	5,750
1,000	Mitsui Mining & Smelting Co. Ltd. (Japan)	2,863
1,189	Newcrest Mining Ltd. (Australia), 144A	45,590
10,000	Nippon Steel Corp. (Japan)	34,020
1,000	Nisshin Steel Co. Ltd. (Japan)	1,785
1,000	Noranda Aluminium Holding Corp.(a)	8,220
1,827	Norsk Hydro ASA (Norway)	11,028
2,743	OneSteel Ltd. (Australia)	7,768
242	Outokumpu OYJ (Finland)	4,807
6,373	OZ Minerals Ltd. (Australia)	8,963
167	Randgold Resources Ltd. (United Kingdom)	16,711
122	Rautaruukki OYJ Corp. (Finland)	2,521
888	Rio Tinto Ltd. (Australia)	65,891
3,020	Rio Tinto PLC (United Kingdom)	176,528
80	Salzgitter AG (Germany)	5,182
10,700	Schnitzer Steel Industries, Inc. (Class A Stock)	516,596
336	Sims Metal Management Ltd. (Australia)	5,729

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
369	SSAB AB (Sweden) (Class A Stock)	$5,885
170	SSAB Svenskt Stal AB (Sweden) (Class B Stock)	2,387
6,700	Steel Dynamics, Inc.	94,537
1,500	Stillwater Mining Co.(a)	25,260
7,000	Sumitomo Metal Industries Ltd. (Japan)	17,693
1,000	Sumitomo Metal Mining Co. Ltd. (Japan)	15,273
7,300	Thompson Creek Metals Co., Inc. (Canada)(a)	78,694
682	ThyssenKrupp AG (Germany)	22,239
200	Tokyo Steel Manufacturing Co. Ltd. (Japan)	2,360
200	Universal Stainless & Alloy(a)	4,912
189	Vedanta Resources Ltd. (United Kingdom)	6,428
240	Voestalpine AG (Austria)	8,840
3,500	Worthington Industries, Inc.	52,605
4,206	Xstrata PLC (United Kingdom)	80,476

		2,978,848

Multiline Retail 0.7%
7,300	99 Cents Only Stores(a)	137,824
3,100	Dillard’s, Inc. (Class A Stock)	73,284
1,085	Harvey Norman Holdings Ltd. (Australia)	3,954
800	Isetan Mitsukoshi Holdings Ltd. (Japan)	8,309
1,000	J Front Retailing Co. Ltd. (Japan)	4,648
1,000	Lifestyle International Holdings Ltd. (Hong Kong)	2,469
44,000	Macy’s, Inc.(b)	1,015,960
3,213	Marks & Spencer Group (United Kingdom)	19,589
500	Marui Group Co. Ltd. (Japan)	3,743
402	Next PLC (United Kingdom)	13,994
155	PPR Group (France)	25,092
1,000	Takashimaya Co. Ltd. (Japan)	7,714
27,400	Target Corp.	1,464,256

		2,780,836

Multi-Utilities 0.5%
2,239	A2A SpA (Italy)	3,434
914	AGL Energy Ltd. (Australia)	14,285
1,800	Avista Corp.	37,584
10,369	Centrica PLC (United Kingdom)	52,694
2,514	GDF SUEZ (France)	89,999
6,993	National Grid PLC (United Kingdom)	59,320
2,600	Northwestern Corp.	74,100

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
13,700	Public Service Enterprise Group, Inc.	$453,196
846	RWE AG (Germany)	57,146
550	SUEZ Environnement Co. (France)	10,160
56,900	TECO Energy, Inc.	985,508
1,391	United Utilities Group PLC (United Kingdom)	12,521
678	Veolia Environnement (France)	17,857

		1,867,804

Office Electronics 0.2%
300	Brother Industries Ltd. (Japan)	3,705
2,300	Canon, Inc. (Japan)	107,313
1,000	Konica Minolta Holdings, Inc. (Japan)	9,751
66	Neopost SA (France)	4,912
1,000	Ricoh Co. Ltd. (Japan)	14,099
60,500	Xerox Corp.	626,175
4,000	Zebra Technologies Corp. (Class A Stock)(a)	134,560

		900,515

Oil, Gas & Consumable Fuels 5.2%
2,600	Apache Corp.	254,176
6,835	BG Group PLC (United Kingdom)	120,094
2,400	Bill Barrett Corp.(a)	86,400
38,381	BP PLC (United Kingdom)	257,931
2,810	Cairn Energy PLC (United Kingdom)(a)	20,023
276	Caltex Australia Ltd. (Australia)	3,199
57,392	Chevron Corp.	4,651,622
500	Cimarex Energy Co.	33,090
1,100	Clayton Williams Energy, Inc.(a)	55,649
41,100	ConocoPhillips	2,360,373
700	Contango Oil & Gas Co.(a)	35,112
1,000	Cosmo Oil Co. Ltd. (Japan)	2,611
7,700	CVR Energy, Inc.(a)	63,525
593	Dart Energy Ltd. (Australia)(a)	676
24,300	Devon Energy Corp.	1,573,182
136	Energy Resources of Australia Ltd. (Australia)	1,748
5,239	ENI SpA (Italy)	113,059
111,454	Exxon Mobil Corp.	6,886,743
3,000	Frontier Oil Corp.	40,200
315	Galp Energia SGPS SA (Portugal) (Class B Stock)	5,436
1,300	Georesources, Inc.(a)	20,670

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
85	Golar LNG Energy Ltd. (Norway)(a)	$128
600	Golar LNG Ltd. (Norway)	7,512
6,500	Green Plains Renewable Energy, Inc.(a)	78,715
1,900	Gulfport Energy Corp.(a)	26,296
9,400	Hess Corp.	555,728
4,000	Holly Corp.	115,000
3	INPEX Holdings, Inc. (Japan)	14,123
11,300	International Coal Group, Inc.(a)	60,116
1,100	James River Coal Co.(a)	19,283
100	Japan Petroleum Exploration Co. (Japan)	3,767
5,210	JX Holdings, Inc. (Japan)	30,206
600	Knightsbridge Tankers Ltd.	11,340
43,756	Marathon Oil Corp.	1,448,324
6,000	Mongolia Energy Co. Ltd. (Hong Kong)(a)	2,490
262	Neste Oil OYJ (Finland)	4,093
4,200	Occidental Petroleum Corp.	328,860
340	OMV AG (Austria)	12,728
1,783	Origin Energy Ltd. (Australia)	27,315
1,146	Paladin Energy Ltd. (Australia)(a)	3,976
1,900	Panhandle Oil and Gas, Inc. (Class A Stock)	46,911
1,481	Repsol YPF SA (Spain)	38,149
1,200	Rex American Resources Corp.(a)	17,388
5,598	Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	163,302
7,167	Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	215,715
1,732	Santos Ltd. (Australia)	21,445
400	Showa Shell Sekiyu KK (Japan)	3,057
2,256	StatoilHydro ASA (Norway)	47,068
6,100	Stone Energy Corp.(a)	89,853
1,000	TonenGeneral Sekiyu K.K. (Japan)	9,260
4,375	Total SA (France)	225,478
1,757	Tullow Oil PLC (United Kingdom)	35,163
6,800	VAALCO Energy, Inc.(a)	39,032
39,200	Valero Energy Corp.	686,392
3,200	W&T Offshore, Inc.	33,920
4,400	Williams Cos., Inc. (The)	84,084
1,114	Woodside Petroleum Ltd. (Australia)	47,247
3,300	World Fuel Services Corp.	85,833

		21,224,816

See Notes to Financial Statements.

50	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Paper & Forest Products 0.1%
4,100	Buckeye Technologies, Inc.	$60,311
300	Clearwater Paper Corp.(a)	22,824
1,600	Glatfelter	19,456
108	Holmen AB (Sweden) (Class B Stock)	3,331
1,900	International Paper Co.	41,325
1,000	Kapstone Paper And Packaging Corp.(a)	12,140
200	Nippon Paper Group, Inc. (Japan)	5,005
2,000	OJI Paper Co. Ltd. (Japan)	8,840
1,188	Stora ENSO OYJ (Finland) (Class R Stock)	11,742
1,160	Svenska Cellulosa AB (Sweden) (Class B Stock)	17,640
1,060	UPM-Kymmene OYJ (Finland)	18,164
4,200	Wausau Paper Corp.(a)	34,818

		255,596

Personal Products 0.1%
180	Beiersdorf AG (Germany)	11,018
1,000	KAO Corp. (Japan)	24,365
488	L’Oreal SA (France)	54,871
3,000	Nu Skin Enterprises, Inc. (Class A Stock)	86,400
1,200	Nutraceutical International Corp.(a)	18,828
3,300	Prestige Brands Holdings, Inc.(a)	32,637
700	Shiseido Co. Ltd. (Japan)	15,714
1,400	USANA Health Sciences, Inc.(a)	56,504

		300,337

Pharmaceuticals 3.2%
13,000	Abbott Laboratories	679,120
22,200	Allergan, Inc.	1,476,966
900	Astellas Pharma, Inc. (Japan)	32,505
3,052	AstraZeneca PLC (United Kingdom)	155,026
1,672	Bayer AG (Germany)	116,589
13,300	Bristol-Myers Squibb Co.	360,563
500	Chugai Pharmaceutical Co. Ltd. (Japan)	9,188
1,400	Daiichi Sankyo Co. Ltd. (Japan)	28,476
500	Eisai Co. Ltd. (Japan)	17,483
972	Elan Corp. PLC (Ireland)(a)	5,467
22,000	Eli Lilly & Co.(b)	803,660
4,800	Forest Laboratories, Inc.(a)	148,464
10,496	GlaxoSmithKline PLC (United Kingdom)	206,843
100	Hisamitsu Pharmaceutical Co., Inc. (Japan)	4,085

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
4,200	Impax Laboratories, Inc.(a)	$83,160
51	Ipsen SA (France)	1,691
44,000	Johnson & Johnson	2,726,240
1,000	Kyowa Hakko Kogyo Co. Ltd. (Japan)	9,907
6,400	Medicines Co. (The)(a)	90,880
3,500	Medicis Pharmaceutical Corp. (Class A Stock)	103,775
45,589	Merck & Co., Inc.	1,678,131
132	Merck KGaA (Germany)	11,089
1,000	Mitsubishi Tanabe Pharma Corp. (Japan)	16,291
4,325	Novartis AG (Switzerland)	248,017
888	Novo Nordisk A/S (Denmark) (Class B Stock)	88,121
3,400	Obagi Medical Products, Inc.(a)	35,700
200	ONO Pharmaceutical Co. Ltd. (Japan)	8,709
182	Orion OYJ (Finland) (Class B Stock)	3,635
2,900	Par Pharmaceutical Cos., Inc.(a)	84,332
184,719	Pfizer, Inc.	3,171,625
5,600	Questcor Pharmaceuticals, Inc.(a)	55,552
1,420	Roche Holding AG (Switzerland)	193,929
2,120	Sanofi-Aventis (France)	141,253
4,200	Santarus, Inc.(a)	12,642
100	Santen Pharmaceutical Co. Ltd. (Japan)	3,463
600	Shionogi & Co. Ltd. (Japan)	10,982
1,144	Shire Ltd. (United Kingdom)	25,770
1,500	Takeda Pharmaceutical Co. Ltd. (Japan)	68,909
1,929	Teva Pharmaceutical Industries Ltd. (Israel)	104,754
206	UCB SA (Belgium)	7,137
1,400	ViroPharma, Inc.(a)	20,874

		13,051,003

Professional Services
251	Adecco SA (Switzerland)	13,116
100	Bureau Veritas SA (France)	6,983
1,270	Capita Group PLC (The) (United Kingdom)	15,681
3,700	Dolan Media Co.(a)	42,069
2,090	Experian PLC (United Kingdom)	22,752
1,200	Franklin Covey Co.(a)	9,540
150	Intertek Group PLC (United Kingdom)	4,312
1,800	Kelly Services, Inc. (Class A Stock)(a)	21,114
208	Randstad Holding NV (Netherlands)(a)	9,450
11	SGS SA (Switzerland)	17,776
2,200	TrueBlue, Inc.(a)	30,030

		192,823

See Notes to Financial Statements.

52	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts 0.9%
2,200	Agree Realty Corp.	$55,550
1,300	American Capital Agency Corp.	34,541
9,000	Anworth Mortgage Asset Corp.	64,170
3,000	Ascendas Real Estate Investment Trust (Singapore)	4,996
4,300	Ashford Hospitality Trust, Inc.(a)	38,915
26,800	Brandywine Realty Trust(b)	328,300
1,740	British Land Co. PLC (United Kingdom)	12,710
5,000	CapitaMall Trust (Singapore)	8,174
4,400	CapLease, Inc.	24,596
9,000	CBL & Associates Properties, Inc.	117,540
3,523	CFS Retail Property Trust (Australia)	6,453
1,600	Chatham Lodging Trust(a)	29,776
148,200	Chimera Investment Corp.	585,390
4,600	Colonial Properties Trust	74,474
1,100	Colony Financial, Inc.	20,328
5,400	Commonwealth REIT	138,240
109	Corio NV (Netherlands)	7,452
10,600	DCT Industrial Trust, Inc.	50,774
9,598	Dexus Property Group (Australia)	7,932
2,000	Diamondrock Hospitality Co.(a)	18,980
10,300	Duke Realty Corp.	119,377
1,700	Education Realty Trust, Inc.	12,155
400	Equity Lifestyle Properties, Inc.	21,792
2,700	Equity One, Inc.	45,576
50	Fonciere des Regions (France)	5,328
300	Franklin Street Properties Corp.	3,726
38	Gecina SA (France)	4,507
200	Getty Realty Corp.	5,366
600	Gladstone Commercial Corp.	10,296
12,202	Goodman Group (Australia)	7,607
3,495	GPT Group (Australia)	9,932
1,420	Hammerson PLC (United Kingdom)	8,795
8,400	Hersha Hospitality Trust	43,512
800	Highwoods Properties, Inc.	25,976
23,100	Hospitality Properties Trust	515,823
48	ICade (France)	5,042
2,500	Inland Real Estate Corp.	20,775
2,900	Invesco Mortgage Capital, Inc.	62,408
1,400	Investors Real Estate Trust	11,732
1	Japan Prime Realty Investment Corp. (Japan) (Class A Stock)	2,202

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
1	Japan Real Estate Investment Corp. (Japan) (Class A Stock)	$9,092
4	Japan Retail Fund Investment Corp. (Japan) (Class A Stock)	5,630
700	Kite Realty Group Trust	3,108
195	Klepierre (France)	7,520
1,544	Land Securities Group PLC (United Kingdom)	15,535
1,800	Lasalle Hotel Properties	42,102
10,300	Lexington Realty Trust	73,748
1,038	Liberty International PLC (United Kingdom)	5,996
4,500	Link REIT (The) (Hong Kong)	13,340
1,600	LTC Properties, Inc.	40,832
3,100	Medical Properties Trust, Inc.	31,434
18,800	MFA Financial, Inc.	143,444
5,155	Mirvac Group (Australia) (Class REIT Stock)	6,627
800	Monmouth Real Estate Investment Corp. (Class A Stock)	6,256
800	National Health Investors, Inc.	35,248
1	Nippon Building Fund, Inc. (Japan) (Class A Stock)	8,757
1	Nomura Real Estate Office Fund, Inc. (Japan) (Class A Stock)	5,552
3,200	Parkway Properties, Inc.	47,360
16,700	ProLogis	196,726
300	PS Business Parks, Inc.	16,971
5,100	Ramco-Gershenson Properties Trust	54,621
6,300	Redwood Trust, Inc.	91,098
8,100	Resource Capital Corp.	51,435
700	Saul Centers, Inc.	29,365
1,499	Segro PLC (United Kingdom)	6,428
800	Starwood Property Trust, Inc.	15,896
4,715	Stockland (Australia)	17,500
10,300	Sunstone Hotel Investors, Inc.(a)	93,421
184	Unibail-Rodamco (France)	40,799
300	Urstadt Biddle Properties, Inc. (Class A Stock)	5,424
1,600	Walter Investment Management Corp.	27,984
4,404	Westfield Group (Australia)	52,187
1,800	Winthrop Realty Trust	22,248

		3,794,902

Real Estate Management & Development 0.1%
100	AEON Mall Co. Ltd. (Japan)	2,430
5,000	CapitaLand Ltd. (Singapore)	15,436
1,000	Capitamalls Asia Ltd. (Singapore)	1,642
3,000	Cheung Kong Holdings Ltd. (Hong Kong)	45,471

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
1,000	City Developments Ltd. (Singapore)	$9,703
200	Daito Trust Construction Co. Ltd. (Japan)	11,955
1,000	Daiwa House Industry Co. Ltd. (Japan)	10,062
2,000	Hang Lung Group Ltd. (Hong Kong)	13,056
4,000	Hang Lung Properties Ltd. (Hong Kong)	19,539
2,000	Henderson Land Development Co. Ltd. (Hong Kong)	14,242
1,000	Hopewell Holdings (Hong Kong)	3,235
1,000	Hysan Development Co. Ltd. (Hong Kong)	3,583
2,100	Immofinanz Immobilien Anlagen (Austria)(a)(b)	7,827
1,000	Keppel Land Ltd. (Singapore)	3,079
1,500	Kerry Properties Ltd. (Hong Kong)	8,158
1,105	Lend Lease Group (Australia)	8,128
2,000	Mitsubishi Estate Co. Ltd. (Japan)	32,535
2,000	Mitsui Fudosan Co. Ltd. (Japan)	33,733
5,000	New World Development Ltd. (Hong Kong)	10,079
2	NTT Urban Development Corp. (Japan)	1,682
4,000	Sino Land Co. Ltd. (Hong Kong)	8,279
1,000	Sumitomo Realty & Development Co. Ltd. (Japan)	20,664
3,000	Sun Hung KAI Properties Ltd. (Hong Kong)	51,812
1,500	Swire Pacific Ltd. (Hong Kong)	20,667
1,000	Tokyo Tatemono Co. Ltd. (Japan)	3,833
1,000	Tokyu Land Corp. (Japan)	4,145
1,000	UOL Group Ltd. (Singapore)	3,521
2,000	Wharf Holdings Ltd. (Hong Kong)	12,863
2,000	Wheelock & Co. Ltd. (Hong Kong)	6,689

		388,048

Road & Rail 0.8%
1,100	Amerco, Inc.(a)	87,428
5,498	Asciano Group (Australia)(a)	8,768
1,300	Avis Budget Group, Inc.(a)	15,145
3	Central Japan Railway Co. (Japan)	22,065
4,000	ComfortDelGro Corp. Ltd. (Singapore)	4,623
22,000	CSX Corp.	1,217,040
427	DSV A/S (Denmark)	8,717
700	East Japan Railway Co. (Japan)	42,262
984	FirstGroup PLC (United Kingdom)	5,608
400	Genesee & Wyoming, Inc. (Class A Stock)(a)	17,356
1,000	Keihin Electric Express Railway Co. Ltd. (Japan)	9,667
1,000	KEIO Corp. (Japan)	6,876

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail (cont’d.)
1,000	Keisei Electric Railway Co. Ltd. (Japan)	$6,421
3,000	Kintetsu Corp. (Japan)	10,134
3,000	MTR Corp. (Hong Kong)	11,348
2,000	Nippon Express Co. Ltd. (Japan)	7,595
25,700	Norfolk Southern Corp.	1,529,407
1,000	Odakyu Electric Railway Co. Ltd. (Japan)	9,248
2,000	Tobu Railway Co. Ltd. (Japan)	11,524
2,000	Tokyu Corp. (Japan)	8,840
2,300	Union Pacific Corp.	188,140
3	West Japan Railway Co. (Japan)	10,759

		3,238,971

Semiconductors & Semiconductor Equipment 1.8%
500	Advanced Energy Industries, Inc.(a)	6,530
300	Advantest Corp. (Japan)	5,969
200	Alpha & Omega Semiconductor Ltd.(a)	2,272
5,900	Amkor Technology, Inc.(a)	38,763
3,500	Anadigics, Inc.(a)	21,315
33,400	Applied Materials, Inc.	390,112
8,900	Applied Micro Circuits Corp.(a)	89,000
2,200	Arm Holdings PLC (United Kingdom)	13,554
500	ASM Pacific Technology Ltd. (Hong Kong)	4,460
879	ASML Holding NV (Netherlands)	26,255
17,500	Broadcom Corp. (Class A Stock)	619,325
5,800	Brooks Automation, Inc.(a)	38,918
1,300	COHU, Inc.	16,367
4,400	Diodes, Inc.(a)	75,196
400	Elpida Memory, Inc. (Japan)(a)	4,600
1,100	Entegris, Inc.(a)	5,137
5,000	GT Solar International, Inc.(a)	41,850
300	Hittite Microwave Corp.(a)	14,295
2,211	Infineon Technologies AG (Germany)(a)	15,315
700	Integrated Device Technology, Inc.(a)	4,095
105,700	Intel Corp.	2,032,611
7,600	KLA-Tencor Corp.(b)	267,748
8,000	LAM Research Corp.(a)	334,800
16,400	LSI Corp.(a)	74,784
4,000	Marvell Technology Group Ltd. ()(a)	70,040
15,300	Micron Technology, Inc.(a)(b)	110,313
500	Microsemi Corp.(a)	8,575

See Notes to Financial Statements.

56	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
3,000	MKS Instruments, Inc.(a)	$53,940
2,300	Monolithic Power Systems, Inc.(a)	37,559
7,100	National Semiconductor Corp.	90,667
8,000	Novellus Systems, Inc.(a)	212,640
1,200	NVE Corp.(a)	51,636
900	Pericom Semiconductor Corp.(a)	7,821
2,100	PLX Technology, Inc.(a)	7,602
718	Renewable Energy Corp. ASA (Norway)(a)	2,432
9,600	RF Micro Devices, Inc.(a)	58,944
200	ROHM Co. Ltd. (Japan)	12,338
4,700	Semtech Corp.(a)	94,893
200	Shinko Electric Industries Co. Ltd. (Japan)	2,211
1,197	STMicroelectronics NV (France)	9,164
200	SUMCO Corp. (Japan)(a)	3,119
84,200	Texas Instruments, Inc.(b)	2,285,188
400	Tokyo Electron Ltd. (Japan)	20,053
4,500	Triquint Semiconductor, Inc.(a)	43,200
4,900	Volterra Semiconductor Corp.(a)	105,448
10,500	Zoran Corp.(a)	80,220

		7,511,274

Software 2.1%
3,100	ACI Worldwide, Inc.(a)	69,409
16,300	Activision Blizzard, Inc.	176,366
8,900	Ariba, Inc.(a)	168,210
24,700	Autodesk, Inc.(a)(b)	789,659
448	Autonomy Corp. PLC (United Kingdom)(a)	12,759
500	Blackbaud, Inc.	12,020
111	Dassault Systemes SA (France)	8,165
5,500	Deltek, Inc.(a)	44,055
2,000	Interactive Intelligence, Inc.(a)	35,200
12,200	Intuit, Inc.(a)	534,482
3,600	Jack Henry & Associates, Inc.	91,800
1,100	JDA Software Group, Inc.(a)	27,896
200	Konami Corp. (Japan)	3,531
10,000	Lawson Software, Inc.(a)	84,700
800	Magma Design Automation, Inc.(a)	2,960
600	Manhattan Associates, Inc.(a)	17,610
201,413	Microsoft Corp.	4,932,604
100	Nice Systems Ltd. (Israel)(a)	3,081

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
200	Nintendo Co. Ltd. (Japan)	$49,976
1,600	OPNET Technologies, Inc.	29,040
45,200	Oracle Corp.	1,213,620
100	Oracle Corp. (Japan)	4,762
1,200	Parametric Technology Corp.(a)	23,448
2,000	Progress Software Corp.(a)	66,200
3,900	Renaissance Learning, Inc.	39,741
2,200	S1 Corp.(a)	11,462
2,677	Sage Group PLC (The) (United Kingdom)	11,619
1,752	SAP AG (Germany)	86,664
600	Taleo Corp. (Class A Stock)(a)	17,394
4,900	TIBCO Software, Inc.(a)	86,926
100	Trend Micro, Inc. (Japan)	2,984

		8,658,343

Specialty Retail 1.1%
100	ABC-Mart, Inc. (Japan)	3,079
2,200	America’s Car-Mart, Inc.(a)	55,396
1,100	Asbury Automotive Group, Inc.(a)	15,477
2,400	Bebe Stores, Inc.	17,304
8,400	Best Buy Co., Inc.	342,972
3,300	Big 5 Sporting Goods Corp.	44,286
1,500	Cato Corp. (The) (Class A Stock)	40,140
19,500	Chico’s FAS, Inc.	205,140
600	Citi Trends, Inc.(a)	14,526
1,700	DSW, Inc. (Class A Stock)(a)	48,790
2,561	Esprit Holdings Ltd. (Hong Kong)	13,896
100	Fast Retailing Co. Ltd. (Japan)	14,087
5,000	Finish Line, Inc. (The) (Class A Stock)	69,550
30,900	Gap, Inc. (The)	575,976
700	Genesco, Inc.(a)	20,916
2,067	Hennes & Mauritz AB (H&M) (Sweden) (Class B Stock)	74,856
27,600	Home Depot, Inc. (The)	874,368
445	Inditex SA (Spain)	35,349
900	JOS A Bank Clothiers, Inc.(a)	38,349
5,195	Kingfisher PLC (United Kingdom)	19,113
2,400	Kirkland’s, Inc.(a)	33,264
100	Nitori Co. Ltd. (Japan)	8,361
5,300	Penske Automotive Group, Inc.(a)	69,960
8,900	Pier 1 Imports, Inc.(a)	72,891

See Notes to Financial Statements.

58	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
2,300	Rent-A-Center, Inc. (Class A Stock)	$51,474
10,000	Ross Stores, Inc.	546,200
5,500	Sally Beauty Holdings, Inc.(a)	61,600
1,100	Shoe Carnival, Inc.(a)	22,242
12,300	Staples, Inc.	257,316
1,400	Stein Mart, Inc.(a)	12,362
14,400	TJX Cos., Inc.	642,672
2,100	ULTA Salon, Cosmetics & Fragrance, Inc.(a)	61,320
50	USS Co. Ltd. (Japan)	3,732
180	Yamada Denki Co. Ltd. (Japan)	11,169

		4,378,133

Textiles, Apparel & Luxury Goods 0.9%
395	Adidas AG (Germany)	24,453
398	Billabong International Ltd. (Australia)	3,066
884	Burberry Group PLC (United Kingdom)	14,442
2,700	Carter’s, Inc.(a)	71,091
130	Christian Dior SA (France)	16,992
40,800	Coach, Inc.	1,752,768
1,066	Compagnie Financiere Richemont SA (Switzerland)	51,323
1,800	Deckers Outdoor Corp.(a)	89,928
3,500	Fossil, Inc.(a)	188,265
108	Hermes International (France)	24,661
3,800	Jones Apparel Group, Inc.	74,632
500	Kenneth Cole Productions, Inc. (Class A Stock)(a)	8,335
237	Luxottica Group SpA (Italy)	6,481
495	LVMH, Moet Hennessy Louis Vuitton SA (France)	72,610
3,600	Maidenform Brands, Inc.(a)	103,860
1,200	Oxford Industries, Inc.	28,536
500	Perry Ellis International, Inc.(a)	10,925
11	Puma AG Rudolf Dassler Sport (Germany)	3,629
1,400	Skechers U.S.A., Inc. (Class A Stock)(a)	32,886
89	Swatch Group AG (Switzerland)	6,150
63	Swatch Group AG (The) (Switzerland)	23,702
1,300	Timberland Co. (The) (Class A Stock)(a)	25,753
1,800	True Religion Apparel, Inc.(a)	38,412
9,100	VF Corp.	737,282
2,000	Warnaco Group, Inc. (The)(a)	102,260
600	Wolverine World Wide, Inc.	17,406
1,500	Yue Yuen Industrial Holdings Ltd. (Hong Kong)	5,558

		3,535,406

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.1%
700	Berkshire Hills Bancorp, Inc.	$13,272
1,200	Dime Community Bancshares	16,620
1,600	First Financial Holdings, Inc.	17,824
500	Flushing Financial Corp.	5,780
2,500	Oceanfirst Financial Corp.	30,675
1,400	Ocwen Financial Corp.(a)	14,196
7,400	Provident Financial Services, Inc.	91,464
3,300	Radian Group, Inc.	25,806
5,200	Trustco Bank Corp. NY	28,912
9,800	Washington Federal, Inc.	149,548

		394,097

Tobacco 1.0%
69,600	Altria Group, Inc.	1,671,792
4,036	British American Tobacco (United Kingdom)	150,546
2,058	Imperial Tobacco Group (United Kingdom)	61,328
9	Japan Tobacco, Inc. (Japan)	29,961
7,900	Lorillard, Inc.	634,449
19,200	Philip Morris International, Inc.	1,075,584
10,300	Reynolds American, Inc.	611,717
455	Swedish Match AB (Sweden)	12,137
1,000	Universal Corp.	40,090

		4,287,604

Trading Companies & Distributors 0.1%
2,000	Applied Industrial Technologies, Inc.	61,200
668	Bunzl PLC (United Kingdom)	7,964
600	DXP Enterprises, Inc.(a)	11,388
6,500	Interline Brands, Inc.(a)	117,260
3,000	Itochu Corp. (Japan)	27,456
1,000	Lawson Products, Inc./DE	15,270
3,000	Marubeni Corp. (Japan)	16,962
2,800	Mitsubishi Corp. (Japan)	66,445
3,800	Mitsui & Co. Ltd. (Japan)	56,536
6,181	Noble Group Ltd. (Singapore)	8,883
2,500	Sojitz Corp. (Japan)	4,492
2,300	Sumitomo Corp. (Japan)	29,645
1,100	Textainer Group Holdings Ltd.	29,414
500	Toyota Tsusho Corp. (Japan)	7,367
580	Wolseley PLC (United Kingdom)(a)	14,569

		474,851

See Notes to Financial Statements.

60	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Transportation Infrastructure
603	Abertis Infraestructuras SA (Spain)	$11,237
61	Aeroports de Paris (France)	4,976
480	Atlantia SpA (Italy)	9,946
1,751	Auckland International Airport Ltd. (New Zealand)	2,634
368	Brisa Auto-Estradas de Portugal SA (Portugal)	2,373
75	Fraport AG Frankfurt Airport Services Worldwide (Germany)	4,561
900	Groupe Eurotunnel SA (France)	7,652
1,000	Kamigumi Co. Ltd. (Japan)	7,427
152	Koninklijke Vopak NV (Netherlands)	7,255
4,618	Macquarie Infrastructure Group (Australia)	6,651
752	Map Group (Australia)	2,122
2,357	Transurban Group (Australia)	11,323

		78,157

Water Utilities 0.1%
400	American States Water Co.	14,312
17,700	American Water Works Co., Inc.	411,879
1,700	Artesian Resources Corp. (Class A Stock)	32,419
600	California Water Service Group	22,170
483	Severn Trent PLC (United Kingdom)	9,947

		490,727

Wireless Telecommunication Services 0.1%
90	Cellcom Israel Ltd. (Israel)	2,748
6	KDDI Corp. (Japan)	28,713
154	Millicom SA	14,691
61	Mobistar SA (Belgium)	3,736
4,100	NTELOS Holdings Corp.	69,372
31	NTT DoCoMo, Inc. (Japan)	51,617
175	Partner Communications Co. Ltd. (Israel)	3,243
1,600	SoftBank Corp. (Japan)	52,343
1,000	StarHub Ltd. (Singapore)	1,962
3,800	USA Mobility, Inc.	60,914
106,471	Vodafone Group PLC (United Kingdom)	262,757

		552,096

	Total common stocks (cost $217,294,204)	248,710,619

Exchange Trade Fund
2,600	iShares MSCI EAFE Index Fund (cost $141,312)	142,792

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

PREFERRED STOCKS

Automobiles
107	Bayerische Motoren Werke AG (Germany)	$4,991
321	Volkswagen AG PFD (Germany)	38,741

		43,732

Healthcare Equipment & Supplies
165	Fresenius Se (Germany)	13,325

Household Products
364	Henkel AG & Co. KGaA (Germany)	19,551

Multi-Utilities
80	RWE AG (Germany)	5,099

	Total preferred stocks (cost $68,422)	81,707

Units
RIGHTS

Auto Components
303	CIE Generale DES Etablissements Michelin (France)(a)	846

Capital Markets
1,266	Deutsche Bank AG (Germany)(a)	6,127

Commercial Banks
1,159	Bank of Cyprus Public Co. Ltd. (Cyprus)(a)	711
1,280	National Bank of Greece SA (Greece)(a)	628
1,280	National Bank of Greece SA (Greece)(a)	1,152
		2,491

	Total rights (cost $0)	9,464

WARRANT

Real Estate Management & Development
400	Henderson Land Development Co. Ltd. (Hong Kong)(a) (cost $0)	115

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS 11.7%

Aerospace & Defense
Baa3	$95	L-3 Communications Corp., Gtd. Notes, 4.750%, 07/15/20	$99,639

Airlines 0.1%
Baa2	35	Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, 6.703%, 06/15/21(c)	36,376
Baa2	130	Continental Airlines, Inc., Pass-thru Certs., Ser. A, 7.250%, 11/10/19	141,700
Baa1	89	Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A, 6.821%, 08/10/22	93,734
Baa3	200	Southwest Airlines Co., Sr. Unsec’d. Notes, 6.500%, 03/01/12	211,902

			483,712

Automotive
Baa1	85	Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN, 5.750%, 12/15/14	90,662
Baa2	55	Johnson Controls, Inc., Sr. Unsec’d. Notes, 5.500%, 01/15/16	62,325

			152,987

Banking 2.3%
A3	300	American Express Co., Sr. Unsec’d. Notes, 8.125%, 05/20/19	387,421
A2	430	Banco Bradesco (Brazil), Sub. Notes, 8.750%, 10/24/13	505,250
A3	355	Bank of America Corp., Sub. Notes, 5.750%, 08/15/16	381,323

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
A2	$120	Bank of America Corp., Sr. Unsec’d. Notes, 4.500%, 04/01/15	$125,909
A2	135	6.000%, 09/01/17	146,167
Ba3	500	Bank of America Corp., Jr. Sub. Notes, 8.000%, 12/29/49(d)	515,770
Aaa	120	Bank of Montreal (Canada), Covered Notes, 144A, 2.850%, 06/09/15	126,306
Aa3	100	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, 5.300%, 10/30/15	111,560
Aa3	90	6.400%, 10/02/17	104,829
Aa3	220	7.250%, 02/01/18	267,990
A3	5	Capital One Bank, Sub. Notes, 6.500%, 06/13/13	5,532
Baa3	90	Capital One Capital V, 10.250%, 08/15/39	97,425
Baa3	185	Capital One Capital VI, 8.875%, 05/15/40	194,250
Baa1	125	Capital One Financial Corp., Sr. Unsec’d. Notes, MTN, 5.700%, 09/15/11	130,278
Ba1	3	Citigroup Capital XIII, (Capital Security, fixed to floating preferred), 7.875%, 10/30/40(d)	75,000
A3	165	Citigroup, Inc., Sr. Unsec’d. Notes, 5.375%, 08/09/20	170,714
A3	125	6.875%, 03/05/38	139,616
A3	85	8.125%, 07/15/39	107,371
Baa1	82	Citigroup, Inc., Sub. Notes, 5.000%, 09/15/14	85,169
Baa1	400	5.625%, 08/27/12	422,771
Baa1	165	6.125%, 08/25/36	160,707
A2	280	Countrywide Financial Corp., Gtd. Notes, MTN, 5.800%, 06/07/12	297,442

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Aa3	$290	Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	$214,198
A1	140	Goldman Sachs Group, Inc., Sr. Unsec’d. Notes, 5.450%, 11/01/12	150,985
A1	5	6.250%, 09/01/17	5,604
A2	10	Goldman Sachs Group, Inc., Sub. Notes, 5.625%, 01/15/17	10,590
A2	385	6.450%, 05/01/36	386,135
A2	52	6.750%, 10/01/37	54,050
Baa2	380	ICICI Bank Ltd. (Singapore), Sr. Unsec’d. Notes, 144A, 5.750%, 11/16/10	381,920
Aaa	735	Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes, 2.375%, 08/15/17(b)	748,017
Baa1	300	JPMorgan Chase & Co., Ser. 1, 7.900%, 04/29/49(b)(d)	321,489
A2	8	JPMorgan Chase Capital XXVI (Capital Security, fixed to floating preferred), 8.000%, 05/15/78(d)	216,240
A2	200	JPMorgan Chase Capital XXVIII, Ser. AA, 7.000%, 11/01/39	205,335
Aa3	295	Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN, 5.800%, 01/13/20(b)	309,036
A2	170	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN, 5.770%, 07/25/11	176,896
A2	285	Morgan Stanley, Sr. Unsec’d. Notes, MTN, 5.625%, 09/23/19	296,728
A2	460	Morgan Stanley, Sr. Unsec’d. Notes, Ser. E, 5.450%, 01/09/17	485,119

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Ba1	$150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes., 6.346%, 07/29/49(d)	$150,341
A3	90	PNC Funding Corp., Gtd. Notes., 4.375%, 08/11/20	92,068
A3	65	6.700%, 06/10/19	76,870
A1	250	Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN, 6.400%, 10/21/19	272,041
Aa3	20	Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2, 3.400%, 08/23/13	20,504
Aaa	135	Toronto-Dominion Bank (The) (Canada), Covered Notes, 144A, 2.200%, 07/29/15	136,810
A2	125	USB Capital XIII Trust, 6.625%, 12/15/39	127,844
Ba1	200	Wells Fargo Capital XIII, Ser. G, MTN, 7.700%, 12/29/49(d)	207,500

			9,605,120

Brokerage
NR	345	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 5.250%, 02/06/12(f)	76,331
NR	100	6.875%, 05/02/18(f)	23,500

			99,831

Building Materials & Construction 0.1%
Baa3	200	Lafarge SA (France), Sr. Unsec’d. Notes, 6.150%, 07/15/11	206,059

Cable 0.4%
Baa1	55	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	77,569

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
Baa1	$45	Comcast Corp., Gtd. Notes, 6.400%, 05/15/38	$49,768
Baa1	40	6.450%, 03/15/37	44,435
Baa1	110	6.500%, 11/15/35	122,965
Baa1	65	6.950%, 08/15/37	76,219
Baa2	185	COX Communications, Inc., Sr. Unsec’d. Notes, 6.750%, 03/15/11	189,929
Baa2	335	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 4.750%, 10/01/14	365,883
Baa2	590	Time Warner Cable, Inc., Gtd. Notes, 5.400%, 07/02/12	632,106
Baa2	125	6.750%, 06/15/39	144,245

			1,703,119

Capital Goods 0.2%
A2	50	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.500%, 03/15/16	58,823
Baa2	110	Erac USA Finance Co., Gtd. Notes, 144A, 5.800%, 10/15/12 (original cost $109,915; purchased date 10/10/07)(c)(g)	118,789
Baa2	296	6.375%, 10/15/17 (original cost $295,482; purchased date 10/10/07)(c)(g)	344,113
Baa2	20	7.000%, 10/15/37 (original cost $19,827; purchased date 10/10/07 - 06/04/08)(c)(g)	23,041
Baa2	75	FedEx Corp., Gtd. Notes, 7.250%, 02/15/11	76,757
A2	105	United Technologies Corp., Sr. Unsec’d. Notes, 5.400%, 05/01/35	114,509

			736,032

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals 0.2%
Baa3	$135	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 6.125%, 02/01/11	$137,041
Baa3	250	7.600%, 05/15/14	292,011
Baa3	95	9.400%, 05/15/39	134,471
Baa1	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	83,447
Ba2	100	Union Carbide Corp., Sr. Unsec’d. Notes, 7.500%, 06/01/25	103,000

			749,970

Consumer 0.4%
A2	300	Avon Products, Inc., Sr. Unsec’d. Notes, 5.750%, 03/01/18	351,548
Baa3	550	Fortune Brands, Inc., Sr. Unsec’d. Notes, 6.375%, 06/15/14	624,019
Baa3	300	Newell Rubbermaid, Inc., Sr. Unsec’d. Notes, 6.250%, 04/15/18	344,481
Baa3	195	Whirlpool Corp., Sr. Unsec’d. Notes, 6.125%, 06/15/11	201,751

			1,521,799

Electric 1.3%
Baa2	35	Arizona Public Service Co., Sr. Unsec’d. Notes, 6.250%, 08/01/16	40,715
Baa2	320	6.375%, 10/15/11	337,155
Baa2	115	Baltimore Gas & Electric Co., Sr. Unsec’d. Notes, 6.350%, 10/01/36	133,952
A1	105	Carolina Power & Light Co., First Mtge. Bonds, 5.250%, 12/15/15	121,714

See Notes to Financial Statements.

68	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
A3	$120	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. K2, 6.950%, 03/15/33	$146,927
A3	160	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. J2, 5.700%, 03/15/13	177,546
A3	110	Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 09-C, 5.500%, 12/01/39	120,395
A3	65	Consumers Energy Co., First Mtge. Bonds, Ser. D, 5.375%, 04/15/13	71,245
Baa2	70	Dominion Resources, Inc., Sr. Unsec’d. Notes, 4.750%, 12/15/10	70,570
Baa2	425	5.200%, 08/15/19	485,990
A1	55	Duke Energy Carolinas LLC, 6.050%, 04/15/38	65,555
A2	170	E.ON International Finance BV (Netherlands), 144A, 6.650%, 04/30/38	219,102
Baa2	135	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 05/15/35	135,197
A2	210	ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/07/39(b)	217,124
A3	30	Energy East Corp., Gtd. Notes, 6.750%, 09/15/33	33,434
Baa1	30	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 06/15/15	32,881
A3	250	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.250%, 10/01/39	267,978
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.950%, 10/01/33	69,654
A3	170	Georgia Power Co., Sr. Unsec’d. Notes, Ser. B, 5.700%, 06/01/17	200,225

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa2	$90	Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF, 5.050%, 11/15/14	$98,516
A1	265	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, 6.250%, 06/17/14	297,136
Baa1	75	Midamerican Energy Holdings Co., Sr. Unsec’d. Notes, 5.750%, 04/01/18	87,282
Baa1	115	5.950%, 05/15/37	129,359
A2	15	National Rural Utilities Cooperative Finance Corp., Sr. Unsec’d. Notes, Ser. C, MTN, 7.250%, 03/01/12	16,324
Baa3	280	Nevada Power Co., Genl. Ref. Mtge., Ser. O, 6.500%, 05/15/18	337,412
A3	100	Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A, 4.881%, 08/15/19	109,904
Baa3	55	NiSource Finance Corp., Gtd. Notes, 5.250%, 09/15/17	60,150
Baa3	70	5.450%, 09/15/20	75,869
A1	110	NSTAR Electric Co., Sr. Unsec’d. Notes, 4.875%, 04/15/14	122,280
A2	90	Unsec’d. Notes, Sr. Unsec’d. Notes, 4.500%, 11/15/19	99,203
Baa1	120	Oncor Electric Delivery Co., Sr. Sec’d. Notes, 7.000%, 09/01/22	150,744
A3	295	Pacific Gas & Electric Co., First Mtge., Sr. Unsec’d. Notes, 6.050%, 03/01/34	334,428

See Notes to Financial Statements.

70	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa3	$55	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 05/15/18	$60,705
A2	125	Public Service Electric & Gas Co., Sec’d. Notes, MTN, 5.800%, 05/01/37	144,940
A1	100	Southern California Edison Co., Ser. 04-F, 4.650%, 04/01/15	112,435
Baa1	36	Xcel Energy, Inc., Sr. Unsec’d. Notes, 5.613%, 04/01/17	40,344
Baa1	95	6.500%, 07/01/36	113,349

			5,337,739

Energy—Integrated 0.2%
A2	145	BP Capital Markets PLC, Gtd. Notes, 4.500%, 10/01/20	148,279
A2	145	5.250%, 11/07/13	157,924
Baa2	150	Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, Ser. WI, 144A, 6.750%, 11/15/39	181,105
Baa2	65	Hess Corp., Sr. Unsec’d. Notes, 6.000%, 01/15/40	71,413
Baa2	295	TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A, 7.500%, 07/18/16	327,450
Baa1	55	Western Oil Sands, Inc. (Canada), Gtd. Notes, 8.375%, 05/01/12	60,560

			946,731

Energy—Other 0.2%
Ba1	30	Anadarko Petroleum Corp., Sr. Unsec’d. Notes, 6.375%, 09/15/17	33,059

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Ba1	$50	Anadarko Petroleum Corp., 6.200%, 03/15/40	$48,744
A3	65	Apache Corp., Sr. Unsec’d. Notes, 5.100%, 09/01/40	65,393
Baa1	71	Devon Financing Corp. ULC (Canada), Gtd. Notes, 7.875%, 09/30/31	95,087
A2	30	Halliburton Co., Sr. Unsec’d. Notes, 5.500%, 10/15/10	30,054
Baa3	25	Nexen, Inc. (Canada), Sr. Unsec’d. Notes, 6.400%, 05/15/37	27,242
Baa1	265	Woodside Finance Ltd. (Australia), Gtd. Notes, 144A, 5.000%, 11/15/13	288,206
Aaa	135	XTO Energy, Inc., Sr. Unsec’d. Notes, 6.250%, 08/01/17	167,402

			755,187

Foods 0.6%
Baa2	235	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A, 8.000%, 11/15/39	332,667
Baa2	350	Gtd. Notes, 5.375%, 01/15/20	395,077
Baa2	215	Bunge Ltd., Gtd. Notes, 5.350%, 04/15/14	229,524
Baa2	145	Bunge Ltd. Finance Corp., Gtd. Notes, 8.500%, 06/15/19(b)	175,257

See Notes to Financial Statements.

72	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
A2	$150	Cargill, Inc., Sr. Unsec’d. Notes, 144A, 6.000%, 11/27/17 (original cost $149,288; purchased date 11/19/07)(c)(g)	$177,336
Baa3	100	Delhaize America, Inc., Gtd. Notes, 9.000%, 04/15/31	141,327
Baa3	110	Delhaize Group SA (Belgium), Gtd. Notes, 6.500%, 06/15/17	131,162
Baa2	70	H.J. Heinz Finance Co., Gtd. Notes, 144A, 7.125%, 08/01/39	88,883
Baa2	270	Kraft Foods, Inc., Sr. Unsec’d. Notes, 6.500%, 02/09/40	316,134
Baa2	35	Kroger Co. (The), Gtd. Notes, 6.800%, 04/01/11	36,029
Baa3	55	Ralcorp Holdings, Inc., Sr. Sec’d. Notes, 6.625%, 08/15/39	59,764
Ba2	150	Tyson Foods, Inc., 7.350%, 04/01/16	165,938
Baa3	35	Yum! Brands, Inc., Sr. Unsec’d. Notes, 8.875%, 04/15/11	36,455

			2,285,553

Healthcare & Pharmaceutical 0.4%
Baa3	200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 09/15/12	215,933
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes, 6.450%, 09/15/37	138,488

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Baa3	$110	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.500%, 06/15/13	$120,691
AA-(e)	60	Genentech, Inc., Sr. Unsec’d. Notes, 4.750%, 07/15/15	67,891
A1	220	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	273,475
Baa2	250	Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes, 5.625%, 12/15/15	283,387
Aa3	30	Merck & Co., Inc., Sr. Unsec’d. Notes, 5.750%, 11/15/36	35,160
Aa3	30	5.850%, 06/30/39	36,107
Aa3	30	5.950%, 12/01/28	36,093
Aa3	194	Gtd. Notes, 6.000%, 09/15/17	235,699
Baa3	75	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 6.125%, 08/15/19	86,970
A1	35	Wyeth, Gtd. Notes, 5.500%, 02/01/14	39,720
A1	200	5.950%, 04/01/37	235,954
A1	10	6.450%, 02/01/24	12,370

			1,817,938

Healthcare Insurance 0.4%
Baa1	80	Aetna, Inc., Sr. Unsec’d. Notes, 5.750%, 06/15/11	82,745
Baa1	110	6.625%, 06/15/36	125,676
Baa2	140	Cigna Corp., Sr. Unsec’d. Notes, 6.150%, 11/15/36	154,153

See Notes to Financial Statements.

74	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare Insurance (cont’d.)
Ba1	$540	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 01/15/15	$565,838
Baa1	290	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 5.250%, 03/15/11	295,512
Baa1	60	6.000%, 06/15/17	70,106
Baa1	100	6.500%, 06/15/37	114,670
Baa1	80	6.625%, 11/15/37	93,227
Baa1	170	WellPoint, Inc., Sr. Unsec’d. Notes, 5.000%, 12/15/14	188,895

			1,690,822

Insurance 0.9%
A3	130	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 05/15/13	134,225
A3	35	AXA SA (France), Sub. Notes, 8.600%, 12/15/30	40,465
Baa1	160	Axis Specialty Finance LLC, Gtd. Notes, 5.875%, 06/01/20	163,309
Aa2	95	Berkshire Hathaway Finance Corp., Gtd. Notes, 4.750%, 05/15/12	100,907
Aa2	135	5.750%, 01/15/40	149,006
A2	310	Chubb Corp., Sr. Unsec’d. Notes, 6.000%, 11/15/11	327,499
A3	210	Chubb Corp., Jr. Sub. Notes, 6.375%, 03/29/67(d)	206,850
Baa3	90	Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes, MTN, 6.000%, 01/15/19	94,804

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa2	$180	Liberty Mutual Group, Inc., Bonds, 144A, 7.000%, 03/15/34	$171,455
Ba1	40	Lincoln National Corp., Jr. Sub. Notes, 6.050%, 04/20/67(d)	34,900
Baa2	110	Sr. Unsec’d. Notes, 6.300%, 10/09/37	114,838
Baa2	90	7.000%, 06/15/40	102,535
Baa2	70	8.750%, 07/01/19	90,045
A3	190	MetLife, Inc., Sr. Unsec’d. Notes, 5.875%, 02/06/41	206,665
A3	70	6.125%, 12/01/11	74,013
A3	15	6.375%, 06/15/34	17,180
A3	50	6.750%, 06/01/16	59,688
Aa2	110	New York Life Insurance Co., Sub. Notes, 144A, 6.750%, 11/15/39	135,688
Aa2	60	Northwestern Mutual Life Insurance, Notes, 144A, 6.063%, 03/30/40(b)	69,699
Baa1	150	Ohio National Financial Services, Inc., Sr. Notes, 144A, 6.350%, 04/01/13	162,411
Baa1	105	6.375%, 04/30/20	114,039
A3	150	Pacific Life Insurance Co., Sub. Notes, 144A, 9.250%, 06/15/39	189,545
A2	110	Progressive Corp. (The), Jr. Sub. Notes, 6.700%, 06/15/37(d)	109,175
A2	140	St. Paul Travelers Cos., Inc., Sr. Unsec’d. Notes, 6.750%, 06/20/36	172,935
Aa2	240	Teachers Insurance & Annuity Association of America, Notes, 144A, 6.850%, 12/16/39	295,339

See Notes to Financial Statements.

76	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
A3	$135	Travelers Cos., Inc. (The), Jr. Sub. Notes, 6.250%, 03/15/37	$129,600
Baa3	50	Unum Group, Sr. Unsec’d. Notes, 5.625%, 09/15/20	51,370
Baa2	110	W.R. Berkley Corp., Sr. Unsec’d. Notes, 5.600%, 05/15/15	118,307
Baa2	90	Sr. Unsub. Notes, 6.150%, 08/15/19	97,062
Baa2	15	XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 5.250%, 09/15/14	15,984

			3,749,538

Lodging 0.2%
Ba1	300	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.250%, 02/15/13	319,125
Ba1	500	6.750%, 05/15/18(b)	537,500

			856,625

Media
Baa2	40	Time Warner, Inc., Gtd. Notes, 4.700%, 01/15/21(b)	42,383

Media & Entertainment 0.3%
Baa2	135	Nbc Universal, Inc., Sr. Unsec’d. Notes, 144A, 4.375%, 04/01/21	136,645
Baa1	110	News America, Inc., Gtd. Notes, 6.150%, 03/01/37	118,443
Baa1	125	7.625%, 11/30/28	149,729

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Baa2	$55	Time Warner, Inc., Gtd. Notes, 4.875%, 03/15/20	$59,667
Baa2	160	7.250%, 10/15/17	196,455
Baa2	20	7.625%, 04/15/31	24,797
Baa2	100	9.150%, 02/01/23	136,514
Baa1	105	Viacom, Inc., Sr. Unsec’d. Notes, 6.750%, 10/05/37	122,394
Baa1	100	6.875%, 04/30/36	117,398

			1,062,042

Metals 0.5%
Baa3	190	Arcelormittal (Luxembourg), Sr. Unsec’d. Notes, 3.750%, 08/05/15	192,029
Baa3	385	ArcelorMittal (Netherlands), Sr. Unsec’d. Notes, 5.375%, 06/01/13	413,378
Baa1	145	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/01/39	166,229
Baa1	400	Rio Tinto Finance USA Ltd. (Australia), 5.875%, 07/15/13	445,828
BBB+(e)	115	Rio Trinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes, 5.000%, 06/01/15	127,504
BBB+(e)	70	4.500%, 05/15/13	74,786
Baa2	95	Southern Copper Corp., Sr. Unsec’d. Notes, 7.500%, 07/27/35	110,153
Baa3	65	Teck Resources Ltd. (Canada), Gtd. Notes, 3.850%, 08/15/17	66,984
Ba2	250	United States Steel Corp., Sr. Unsec’d. Notes, 5.650%, 06/01/13	260,625

See Notes to Financial Statements.

78	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Baa2	$120	Vale Overseas Ltd. (Cayman Islands), Gtd. Notes, 6.875%, 11/10/39	$137,515
Baa2	70	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.500%, 11/16/11	73,347

			2,068,378

Non Captive Finance 0.5%
Aa2	170	General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, 6.875%, 01/10/39	195,227
Aa2	90	Sr. Unsec’d. Notes, Ser. A, MTN, 6.125%, 02/22/11	92,022
Aa2	90	Sr. Unsec’d. Notes, MTN, 5.875%, 01/14/38	91,406
Aa2	600	Sr. Unsec’d. Notes, Ser. G, MTN, 6.000%, 08/07/19(h)	675,111
A3	100	HSBC Finance Corp., Sr. Unsec’d. Notes, 5.700%, 06/01/11	103,102
B1	400	International Lease Finance Corp., Sr. Unsec’d. Notes, 6.375%, 03/25/13	402,000
Ba1	130	SLM Corp., Sr. Unsec’d. Notes, MTN, 8.000%, 03/25/20	129,002
Ba1	480	8.450%, 06/15/18	484,831

			2,172,701

Packaging
Baa3	75	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 6.875%, 07/15/33	71,078

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Paper 0.1%
Baa3	$175	International Paper Co., Sr. Unsec’d. Notes, 7.300%, 11/15/39	$195,911
Baa3	85	7.500%, 08/15/21	101,686

			297,597

Pipelines & Other 0.2%
Baa3	90	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.250%, 02/01/37	101,525
Baa2	85	ONEOK Partners LP, Gtd. Notes, 6.650%, 10/01/36	95,404
Baa1	15	Sempra Energy, Sr. Unsec’d. Notes, 6.000%, 02/01/13	16,485
Baa2	500	Spectra Energy Capital LLC, 6.200%, 04/15/18	584,740
Baa2	45	Sr. Unsec’d. Notes, 6.250%, 02/15/13	48,980
Baa2	115	Weatherford International Ltd. Bermuda (Switzerland), Gtd. Notes, 5.125%, 09/15/20(b)	117,562

			964,696

Railroads 0.1%
A3	135	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.700%, 08/01/28	160,430
Baa3	170	CSX Corp., Sr. Unsec’d. Notes, 6.150%, 05/01/37	193,378
Baa1	105	Norfolk Southern Corp., Sr. Unsec’d. Notes, 5.590%, 05/17/25	116,292
Baa1	4	7.800%, 05/15/27	5,345

			475,445

See Notes to Financial Statements.

80	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts 0.3%
Baa3	$74	Brandywine Operating Partnership, Gtd. Notes, 5.750%, 04/01/12	$76,721
Baa2	115	Mack-Cali Realty Corp., Sr. Unsec’d. Notes, 7.750%, 08/15/19	136,861
Baa3	90	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 06/01/12	93,533
Baa3	135	6.300%, 06/01/13	145,603
Baa2	135	ProLogis, Sr. Unsec’d. Notes, 6.875%, 03/15/20	132,720
A3	500	Simon Property Group LP, Sr. Unsec’d. Notes, 6.125%, 05/30/18(b)	580,219

			1,165,657

Retailers 0.2%
Baa2	260	CVS Caremark Corp., Sr. Unsec’d. Notes, 5.750%, 08/15/11	270,907
Baa2	200	6.125%, 09/15/39	220,787
Ba1	45	Federated Retail Holdings, Inc., Gtd. Notes, 5.350%, 03/15/12	46,912
Baa1	80	Home Depot, Inc. (The), Sr. Unsec’d. Notes, 5.875%, 12/16/36	85,287
Baa1	170	Kohl’s Corp., Sr. Unsec’d. Notes, 6.875%, 12/15/37	210,896
A1	60	Lowe’s Cos., Inc., Sr. Unsec’d. Notes, 6.500%, 03/15/29	72,148

			906,937

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology 0.3%
A2	$10	Electronic Data Systems LLC, Sr. Unsec’d. Notes, 7.450%, 10/15/29	$13,372
Baa2	220	Fiserv, Inc., Gtd. Notes, 6.125%, 11/20/12	240,084
Baa1	125	Intuit, Inc., Sr. Unsec’d. Notes, 5.400%, 03/15/12	131,924
Aaa	275	Microsoft Corp., Sr. Notes, 3.000%, 10/01/20	274,292
Baa2	445	Xerox Corp., Sr. Unsec’d. Notes, 4.250%, 02/15/15	477,795

			1,137,467

Telecommunications 1.0%
A2	100	America Movil SAB de CV (Mexico), Gtd. Notes, 6.125%, 03/30/40	111,319
A2	115	AT&T Corp., Gtd. Notes, 7.300%, 11/15/11	123,165
A2	388	AT&T, Inc., Sr. Unsec’d. Notes, 144A, 5.350%, 09/01/40	389,828
A2	120	Cingular Wireless Services, Inc., Gtd. Notes, 8.125%, 05/01/12	133,315
Baa1	60	Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes, 8.750%, 06/15/30	84,015
Baa3	80	Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 06/01/16 (original cost $79,995; purchased date 05/12/06)(c)(g)	88,912

See Notes to Financial Statements.

82	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Baa3	$400	7.995%, 06/01/36 (original cost $407,390; purchased date 05/12/06 - 04/10/07)(c)(g)	$425,292
A3	75	France Telecom SA (France), Sr. Unsec’d. Notes, 8.500%, 03/01/31	108,478
NR	105	Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsec’d. Notes, 8.000%, 10/01/10	105,020
Baa2	555	PCCW HKT Capital Ltd. (British Virgin), Gtd. Notes, 144A, 8.000%, 11/15/11	589,219
Baa3	400	Qwest Corp., Sr. Unsec’d. Notes, 8.875%, 03/15/12	439,000
Baa2	90	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 5.250%, 11/15/13	96,696
Baa2	290	7.175%, 06/18/19	340,371
Baa1	125	Telefonica Emisiones Sau (Spain), Gtd. Notes, 5.134%, 04/27/20	135,991
Baa1	180	5.877%, 07/15/19	205,980
A3	40	Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 5.500%, 11/15/19	43,721
Baa1	98	TELUS Corp. (Canada), Sr. Unsec’d. Notes, 8.000%, 06/01/11	102,619
Baa2	50	U.S. Cellular Corp., Sr. Unsec’d. Notes, 6.700%, 12/15/33	52,491
A3	470	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.100%, 04/15/18	558,909

			4,134,341

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Tobacco 0.3%
Baa1	$40	Altria Group, Inc., Gtd. Notes, 9.250%, 08/06/19	$53,619
Baa1	190	9.700%, 11/10/18	257,184
Baa1	25	9.950%, 11/10/38	36,024
Baa1	160	10.200%, 02/06/39	236,464
Baa2	115	Lorillard Tobacco Co., Gtd. Notes, 8.125%, 06/23/19	131,636
Baa3	220	Reynolds American, Inc., Gtd. Notes, 6.750%, 06/15/17	247,438
Baa3	35	7.250%, 06/15/37	36,744

			999,109

		Total corporate bonds (cost $44,354,542)	48,296,232

ASSET BACKED SECURITIES 0.5%

Non-Residential Mortgage Asset-Backed Security 0.1%
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 0.657%, 02/20/15(d)	288,747

Residential Mortgage Backed Securities 0.4%
CC(e)	21	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 1.606%, 10/25/32(d)	1,226
Baa2	98	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 1.906%, 03/25/33(d)	69,952
Aa1	520	Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1, 0.756%, 03/25/34(d)	405,190
B3	75	Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3, 5.120%, 07/25/35	69,473

See Notes to Financial Statements.

84	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)

Residential Mortgage Backed Securities (cont’d.)
Aa2	$161	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.700%, 07/25/34	$140,002
C	300	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2, 0.776%, 06/25/36(d)	53,563
Aa1	79	HFC Home Equity Loan Asset Backed Certs., Ser. 2005-2, Class M2, 0.747%, 01/20/35(d)	71,575
Aa2	505	Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1, 1.306%, 12/25/33(d)	397,788
B3	187	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 1.156%, 07/25/32(d)	130,066
A2	150	Ser. 2002-NC4, Class M1, 1.531%, 09/25/32(d)	124,739
A1	36	Residential Asset Securities Corp., Ser. 2004-KS2, Class MI1, 4.710%, 03/25/34(d)	20,584
Aa2	262	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1, 1.021%, 02/25/34(d)	215,724
Ca	300	Ser. 2006-FR3, Class A3, 0.506%, 05/25/36(d)	128,314

			1,828,196

		Total asset backed securities (cost $2,724,468)	2,116,943

COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
Caa2	585	Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1, 6.000%, 01/25/36	425,467

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
B2	$117	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 3.180%, 02/25/35(d)	$102,126
Caa1	116	Ser. 2005-B, Class 2A1, 3.043%, 03/25/35(d)	98,308
Baa1	415	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5, 3.154%, 02/25/37(d)	407,590
A1	176	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 09/25/19	178,503
B1	278	JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.973%, 07/25/35(d)	253,963
AAA(e)	14	Master Alternative Loans Trust, Ser. 2003-8, Class 4A1, 7.000%, 12/25/33	15,085
Aaa	218	Ser. 2004-4, Class 4A1, 5.000%, 04/25/19	220,810
A1	152	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.783%, 02/25/34(d)	145,740
A+(e)	94	Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A, 5.000%, 03/25/20	84,998

		Total collateralized mortgage obligations (cost $2,166,896)	1,932,590

COMMERCIAL MORTGAGE BACKED SECURITIES 3.8%
AAA(e)	1,289	Banc of America Commercial Mortgage, Inc., Ser. 2004-1, Class XP, I/O, 0.921%, 11/10/39(d)	4,256
Aaa	162	Ser. 2004-2, Class A3, 4.050%, 11/10/38	163,938
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	578,549
Aaa	500	Ser. 2006-4, Class A3A, 5.600%, 07/10/46	528,388
Aaa	200	Ser. 2007-1, Class A2, 5.381%, 01/15/49	206,244

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
A3	$430	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.470%, 11/15/33(d)	$403,250
AAA(e)	2,819	Ser. 2004-T16, Class X2, I/O, 0.707%, 02/13/46(d)	40,969
Aaa	128	Ser. 2006-BBA7, Class A1, 144A, 0.367%, 03/15/19(d)	121,061
AAA(e)	500	C.W. Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 6.013%, 05/15/46(d)	536,630
Aaa	740	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	806,706
AAA(e)	814	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class X, 1.882%, 09/15/30(d)	49,398
AAA(e)	1,310	Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A, 0.851%, 03/10/39(d)	4,700
Aaa	300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	303,435
AAA(e)	1,200	Ser. 2005-C5, Class A4, 5.100%, 08/15/38(d)	1,299,915
Aaa	750	Ser. 2005-C6, Class A4, 5.230%, 12/15/40(d)	822,540
AAA(e)	800	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4, 5.609%, 02/15/39(d)	880,743
Aaa	700	Ser. 2006-C5, Class A2, 5.246%, 12/15/39	721,080
Aaa	2,905	GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 144A, 0.591%, 03/10/40(d)	8,395
AAA(e)	645	GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5, 4.697%, 05/10/43	687,985
Aaa	494	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	512,302

See Notes to Financial Statements.

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as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$500	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A4, 4.895%, 09/12/37	$541,860
Aaa	700	Ser. 2006-CB16, Class ASB, 5.523%, 05/12/45	760,149
Aaa	20,407	Ser. 2006-LDP6, Class X2, I/O, 0.062%, 04/15/43(d)	52,185
AAA(e)	800	LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5, 4.826%, 08/15/29(d)	836,824
Aaa	500	Ser. 2005-C3, Class A3, 4.647%, 07/15/30	512,234
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 08/12/39	427,610
Aaa	480	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.103%, 06/12/46(d)	533,727
Aaa	1,500	Ser. 2007-7, Class ASB, 5.745%, 06/12/50(d)	1,604,720
Aaa	1,000	Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB, 5.444%, 02/12/44	1,080,815
AAA(e)	260	Ser. 2007-T27, Class AAB, 5.802%, 06/11/42(d)	284,521
Aaa	150	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4, 5.923%, 05/15/43(d)	165,464

		Total commercial mortgage backed securities (cost $14,441,710)	15,480,593

FOREIGN AGENCIES 0.8%
Aaa	800	Bank Nederlandse Gemeenten (Netherlands), Bonds, 144A, 1.750%, 10/06/15	796,616
Aaa	1,220	Commonwealth Bank of Australia (Australia), 144A, 2.700%, 11/25/14	1,278,175
Aaa	585	Kommunalbanken AS (Norway), 144A, 1.750%, 10/05/15	584,526

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN AGENCIES (Continued)
Baa1	$460	RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A, 6.299%, 05/15/17	$479,550

		Total foreign agencies (cost $3,060,230)	3,138,867

MORTGAGE BACKED SECURITIES 11.3%
	1,447	Federal Home Loan Mortgage Corp., 4.500%, 01/01/19 - 07/01/20	1,536,028
	1,500	4.500%, TBA 30 YR(i)	1,559,766
	1,611	5.000%, 07/01/18 - 05/01/34	1,718,773
	500	5.000%, TBA 15 YR(i)	530,234
	1,500	5.000%, TBA 30 YR	1,575,468
	307	5.199%, 12/01/35(d)	327,662
	1,997	5.500%, 12/01/33 - 10/01/37	2,132,646
	1,500	5.500%, TBA 30 YR(i)	1,589,532
	360	6.000%, 01/01/34	395,715
	138	7.000%, 06/01/14 - 11/01/33	154,641
	191	Federal National Mortgage Association, 4.000%, 05/01/19	201,785
	1,000	4.000%, TBA 15 YR(i)	1,043,750
	500	4.000%, TBA 30 YR(i)	512,500
	2,301	4.500%, 11/01/18 - 02/01/39	2,435,274
	1,250	4.500%, TBA 30 YR(i)	1,301,562
	1,853	5.000%, 10/01/18 - 02/01/36	1,962,261
	500	5.000%, TBA 30 YR(i)	526,250
	6,135	5.500%, 12/01/16 - 07/01/34	6,590,203
	615	5.675%, 07/01/37(d)	654,976
	3,504	6.000%, 09/01/13 - 08/01/38	3,826,174
	3,000	6.000%, TBA 30 YR(i)	3,218,436
	3,160	6.500%, 05/01/13 - 10/01/37	3,463,048
	70	7.000%, 06/01/32	79,903
	6	7.500%, 09/01/30	6,314
	13	8.000%, 12/01/23	14,257
	11	8.500%, 02/01/28	12,620
	500	Government National Mortgage Association, 4.000%, TBA 30 YR(i)	515,002
	2,750	4.500%, TBA 30 YR(i)	2,890,080
	1,000	5.000%, TBA 30 YR(i)	1,064,688

See Notes to Financial Statements.

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as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (Continued)
	$2,576	5.500%, 07/15/33 - 02/15/36	$2,786,616
	1,000	6.000%, TBA 30 YR(i)	1,085,000
	498	6.500%, 09/15/23 - 08/15/32	556,697
	108	7.000%, 06/15/24 - 05/15/31	122,325
	9	7.500%, 04/15/29 - 05/15/31	10,292
	100	8.000%, 08/15/22 - 06/15/25	115,904

		Total mortgage backed securities (cost $44,540,685)	46,516,382

MUNICIPAL BONDS 0.4%
Aa3	220	Bay Area Toll Auth. Toll Brdg. Rev., Build America Bonds, 6.263%, 04/01/49	243,665
A1	160	Chicago O’Hare Int’l. Arpt., Build America Bonds, 6.395%, 01/01/40	170,722
Aa2	160	Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, Build America Bonds, 6.731%, 07/01/43	172,071
A3	165	New Jersey State Tpk. Auth. Rev.,Tax. Issuer Subs., Ser. F, Build America Bonds, 7.414%, 01/01/40	205,841
Aa1	190	New York City Trans. Fin. Auth.,Tax. Future, Tax. Secd. Sub., Ser. C-2, Build America Bonds, 5.767%, 08/01/36	200,072
Aa1	65	Ohio State University Gen. Rcpts., Build America Bonds, 4.910%, 06/01/40	66,349
Aaa	45	Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld Fd. B-2 Wtr. Quality, Build America Bonds, 4.879%, 12/01/34	47,091
Aa2	70	Oregon State Dept. of Trans. Hwy. Rev., Tax. Issuer Subs., Ser. A, Build America Bonds, 5.834%, 11/15/34	79,836
Aa3	80	Pennsylvania State Turnpike Commission Rev., Build America Bonds, 5.511%, 12/01/45	80,857

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS (Continued)
A1	$210	State of California, GO, Build America Bonds, 7.300%, 10/01/39(b)	$222,665
A1	90	State of California, GO, Tax. Var. Purp., Build America Bonds, 7.500%, 04/01/34(b)	99,146
A1	40	7.550%, 04/01/39	43,648
A1	15	State of Illinois, Taxable, Ser. 3, GO, Build America Bonds,, 6.725%, 04/01/35	14,945
Aaa	50	Texas State Trans. Commission Rev., Taxable First Tier, Ser. B, Build America Bonds, 5.028%, 04/01/26	54,524

		Total municipal bonds (cost $1,586,081)	1,701,432

SOVEREIGN 0.1%
Aa2	125	Qatar Government International Bond (Qatar), 144A, 6.400%, 01/20/40 (cost $124,731)	148,750

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
	270	Federal Home Loan Banks, 5.500%, 07/15/36	330,298
	330	Resolution Funding Corp. Interest Strip, 2.650%, 04/15/18(j)	274,410
	280	Tennessee Valley Authority, 4.500%, 04/01/18	320,745

		Total U.S. government agency obligations (cost $831,113)	925,453

U.S. GOVERNMENT TREASURY SECURITIES 3.4%
	370	U.S. Treasury Bonds, 4.375%, 05/15/40	415,558
	1,515	7.125%, 02/15/23	2,184,915

	260	U.S. Treasury Notes, 0.750%, 09/15/13	260,853
	320	1.250%, 09/30/15	319,500
	885	2.625%, 08/15/20	893,297

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	91

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as of September 30, 2010 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
U.S. GOVERNMENT TREASURY SECURITIES (Continued)
	3,665	U.S. Treasury Strip Coupon, 3.380%, 05/15/24(k)	$2,322,815
	1,880	3.400%, 08/15/24(k)	1,176,918
	2,075	3.410%, 11/15/24(k)	1,282,896
	500	3.430%, 02/15/25(k)	305,646
	600	3.490%, 08/15/21(k)	433,364
	1,500	3.670%, 05/15/22(k)	1,046,829
	1,765	4.070%, 11/15/23(k)	1,144,874
	1,600	4.430%, 05/15/25(k)	965,558
	190	U.S. Treasury Strip Principal, 3.260%, 08/15/23(j)	125,673
	1,650	3.820%, 02/15/23(j)	1,114,861

		Total U.S. government treasury securities (cost $12,435,847)	13,993,557

		Total long-term investments (cost $343,770,241)	383,195,496

SHORT-TERM INVESTMENTS 15.1%

U.S. GOVERNMENT TREASURY SECURITIES 0.2%
	1,000	U.S. Treasury Bills 0.156%, 12/16/10(l)	999,726
	70	0.190%, 03/17/11(l)	69,942

		Total U.S. government treasury securities (cost $1,069,606)	1,069,668

	Shares

AFFILIATED MUTUAL FUNDS 14.9%
	2,760,681	Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $27,018,589)(m)	24,542,451
	36,732,899	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(m)(n) (cost $36,732,899; includes $15,658,653 of cash collateral received for securities on loan)	36,732,899

See Notes to Financial Statements.

92	Visit our website at www.prudentialfunds.com

	Description	Value (Note 1)

	Total affiliated mutual funds (cost $63,751,488)	$61,275,350

	Total short-term investments (cost $64,821,094)	62,345,018

	Total Investments, Before Security Sold Short 108.2% (cost $408,591,335)	445,540,514

Principal Amount (000)#
SECURITY SOLD SHORT (0.4%)

MORTGAGE BACKED SECURITY
$1,500	Federal National Mortgage Association, 5.500%, TBA 30 YR (proceeds received $1,592,578)	(1,593,047)

	Total Investments, Net of Security Sold Short 107.8% (cost $406,998,757)	443,947,467
	Liabilities in excess of other assets(o) (7.8%)	(32,172,044)

	Net Assets 100.0%	$411,775,423

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

GO—General Obligation

HFC—Housing Finance Corp.

LLC—Limited Liability Corp.

LP—Limited Partnership

MTN—Medium Term Note

NR—Not Rated

REIT—Real Estate Investment Trust

SA—Special Assessment

STRIP—Separate trading of registered interest and principal of securities.

TBA—To Be Announced

†	The ratings reflected are as of September 30, 2010. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $15,246,923; cash collateral of $15,658,653 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

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Portfolio of Investments

as of September 30, 2010 continued

(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2010.
(e)	Standard and Poor’s Rating.
(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Indicates a restricted security, the aggregate original cost of such securities is $1,061,897. The aggregate value of $1,177,483 is approximately 0.3% of net assets.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Principal amount of $15,000,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(j)	Represents a zero coupon bond. Rate shown reflects the effective yield at September 30, 2010.
(k)	The rate shown is the effective yield at September 30, 2010.
(l)	Rate quoted represents yield-to-maturity as of purchase date.
(m)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(n)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, interest rate swaps and credit default swaps as follows:

Open futures contracts outstanding at September 30, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2010	Unrealized Appreciation (Depreciation)
	Long Positions:
5	EMINI MSCI EAFE	Dec. 2010	$383,336	$389,150	$5,814
42	2 Year U.S. Treasury Notes	Dec. 2010	9,192,173	9,218,344	26,171
231	5 Year U.S. Treasury Notes	Dec. 2010	27,720,803	27,920,320	199,517
32	S & P EMINI	Dec. 2010	1,787,785	1,818,720	30,935

					262,437

	Short Positions:
60	10 Year U.S. Treasury Notes	Dec. 2010	$7,522,889	$7,562,812	$(39,923)
48	U.S. Treasury Long Term Bonds	Dec. 2010	6,455,405	6,418,500	36,905
16	U.S. Ultra Bonds	Dec. 2010	2,281,971	2,260,500	21,471

					18,453

					$280,890

See Notes to Financial Statements.

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Credit default swap agreements outstanding at September 30, 2010:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on Corporate Issues—Buy Protections(1):
Barclays Bank PLC	09/20/12	$700	0.595%	Fortune Brands, Inc. 5.375%, due 01/15/16	$1,640	$—	$1,640
Deutsche Bank AG	03/20/14	300	7.050	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 05/01/12	(58,721)	—	(58,721)
JPMorgan Chase Bank	06/20/14	240	0.650	Bunge Ltd. Finance Corp. 5.350%, due 04/15/14	10,065	—	10,065
Merrill Lynch Capital Services, Inc.	09/20/16	150	1.730	Tyson Foods, Inc. 7.350%, due 04/01/16	3,035	—	3,035
Merrill Lynch Capital Services, Inc.	06/20/18	500	1.130	Spectra Energy Capital LLC 6.250%, due 02/15/13	(7,170)	—	(7,170)
Merrill Lynch Capital Services, Inc.	06/20/18	500	1.450	Starwood Hotel & Resorts Worldwide, Inc. 6.750%, due 05/15/18	12,397	—	12,397
Merrill Lynch Capital Services, Inc.	06/20/18	300	3.050	SLM Corp. 5.125%, due 08/27/12	38,373	—	38,373
Morgan Stanley Capital Services, Inc.	03/20/18	300	0.700	Avon Products, Inc. 6.500%, due 03/01/19	131	—	131
Morgan Stanley Capital Services, Inc.	06/20/18	500	0.970	Simon Property Group L.P. 5.250%, due 12/01/16	17,923	—	17,923
Morgan Stanley Capital Services, Inc.	06/20/18	300	1.000	Newell Rubbermaid, Inc. zero, due 07/15/28	9,619	—	9,619

					$27,292	$—	$27,292

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	95

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as of September 30, 2010 continued

Interest rate swap agreements outstanding at September 30, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(a)	08/16/20	$360	2.751%	3 month LIBOR	$(7,342)	$—	$(7,342)
Morgan Stanley Capital Services(a)	07/23/20	355	2.890	3 month LIBOR	(12,445)	—	(12,445)
Barclays Bank PLC(b)	08/11/20	575	2.828	3 month LIBOR	15,993	—	15,993
Morgan Stanley Capital Services(b)	08/10/20	680	2.833	3 month LIBOR	19,274	—	19,274

					$15,480	$—	$15,480

LIBOR—London Interbank Offered Rate

(a)	The Fund pays the fixed rate and receives the floating rate.
(b)	The Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$248,710,619	$—	$—
Exchange Trade Fund	142,792	—	—
Preferred Stocks	81,707	—	—
Rights	9,464	—	—
Warrant	115	—	—
Corporate Bonds	—	48,296,232	—
Asset Backed Securities	—	2,116,943	—

See Notes to Financial Statements.

96	Visit our website at www.prudentialfunds.com

	Level 1	Level 2	Level 3
Collateralized Mortgage Obligations	$—	$1,932,590	$—
Commercial Mortgage Backed Securities	—	15,480,593	—
Foreign Agencies	—	3,138,867	—
Mortgage Backed Securities	—	46,516,382	—
Municipal Bonds	—	1,701,432	—
Sovereign	—	148,750	—
U.S. Government Agency Obligations	—	925,453	—
U.S. Government Treasury Securities	—	15,063,225	—
Affiliated Mutual Funds	61,275,350	—	—
Security Sold Short	—	(1,593,047)
Other Financial Instruments*
Futures	280,890	—	—
Credit Default Swaps	—	27,292	—
Interest Rate Swaps	—	15,480

Total	$310,500,937	$133,770,192	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio’s of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 was as follows:

Affiliated Mutual Funds (including 3.8% of collateral received for securities on loan)	14.9%
Mortgage Backed Securities	11.3
Oil, Gas & Consumable Fuels	5.2
Commercial Mortgage Backed Securities	3.8
U.S. Government Treasury Securities	3.6
Pharmaceuticals	3.2
Insurance	3.0
Commercial Banks	2.7
Computers & Peripherals	2.5
Banking	2.3
Diversified Financial Services	2.3
Diversified Telecommunication Services	2.1
Software	2.1
Semiconductors & Semiconductor Equipment	1.8
Machinery	1.7
Aerospace & Defense	1.6
Chemicals	1.6
Beverages	1.5
Industrial Conglomerates	1.5
IT Services	1.5
Healthcare Providers & Services	1.4

See Notes to Financial Statements.

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Portfolio of Investments

as of September 30, 2010 continued

Communications Equipment	1.3%
Electric	1.3
Energy Equipment & Services	1.3
Food & Staples Retailing	1.3
Healthcare Equipment & Supplies	1.3
Media	1.3
Tobacco	1.3
Capital Markets	1.2
Household Products	1.2
Real Estate Investment Trusts	1.2
Electric Utilities	1.1
Specialty Retail	1.1
Telecommunications	1.0
Electronic Equipment & Instruments	0.9
Textiles, Apparel & Luxury Goods	0.9
Biotechnology	0.8
Food Products	0.8
Foreign Agencies	0.8
Road & Rail	0.8
Hotels, Restaurants & Leisure	0.7
Internet Software & Services	0.7
Metals & Mining	0.7
Multiline Retail	0.7
Auto Components	0.6
Foods	0.6
Life Sciences Tools & Services	0.6
Collateralized Mortgage Obligations	0.5
Electrical Equipment	0.5
Metals	0.5
Multi-Utilities	0.5
Non Captive Finance	0.5
Air Freight & Logistics	0.4
Automobiles	0.4
Cable	0.4
Consumer	0.4
Consumer Finance	0.4
Healthcare & Pharmaceutical	0.4
Healthcare Insurance	0.4
Municipal Bonds	0.4
Residential Mortgage Backed Securities	0.4
Diversified Consumer Services	0.3
Media & Entertainment	0.3
Technology	0.3
Airlines	0.2
Capital Goods	0.2
Commercial Services & Supplies	0.2
Energy —Integrated	0.2
Energy—Other	0.2
Gas Utilities	0.2

See Notes to Financial Statements.

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Household Durables	0.2%
Lodging	0.2
Office Electronics	0.2
Pipelines & Other	0.2
Retailers	0.2
U.S. Government Agency Obligations	0.2
Building Materials & Construction	0.1
Building Products	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Internet & Catalog Retail	0.1
Leisure Equipment & Products	0.1
Non-Residential Mortgage Asset-Backed Securities	0.1
Paper	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Railroads	0.1
Real Estate Management & Development	0.1
Sovereign	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1

108.2
Security Sold Short	(0.4)
Liabilities in excess of other assets	(7.8)

100.0%

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	99

Portfolio of Investments

as of September 30, 2010 continued

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$93,183		Unrealized depreciation on swap agreements	$65,891
Equity contracts	Due to broker—variation margin	36,749	*	—	—
Equity contracts	Unaffiliated Investments	9,579		—	—
Interest rate contracts	Unrealized appreciation on swap agreements	35,267		Unrealized depreciation on swap agreements	19,787
Interest rate contracts	Due to broker—variation margin	284,064	*	Due to broker—variation margin	39,923	*

Total		$458,842			$125,601

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Purchased Options	Warrants	Total
Credit contracts	$—	$—	$(49,965)	$—	$—	$(49,965)
Equity contracts	(31,658)	350,319	—	—	133	318,794
Interest rate contracts	—	184,288	(140,615)	(3,514)	—	40,159

Total	$(31,658)	$534,607	$(190,580)	$(3,514)	$133	$308,988

See Notes to Financial Statements.

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Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Warrants	Total
Credit contracts	$—	$—	$(146,127)	$—	$(146,127)
Equity contracts	5,407	72,099	—	92	77,598
Interest rate contracts	—	125,135	56,523	—	181,658

Total	$5,407	$197,234	$(89,604)	$92	$113,129

For the year ended September 30, 2010, the Series’ average volume of derivative activities are as follows:

Purchased Options	Futures Long Position	Futures Short Position	Interest Rate Swaps	Credit Default Swaps as Buyer
(Cost)	(Value at Trade Date)	(Value at Trade Date)	(Notional Amount in USD (000))	(Notional Amount in USD (000))
$2,925	$38,375,754	$10,488,910	$1,363	$5,470

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	101

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Investments at value, including securities on loan of $15,246,923
Unaffiliated investments (cost $344,839,847)	$384,265,164
Affiliated investments (cost $63,751,488)	61,275,350
Foreign currency, at value (cost $301,728)	309,858
Receivable for investments sold	16,732,076
Dividends and interest receivable	1,442,904
Unrealized appreciation on swap agreements	128,450
Receivable for Series shares sold	74,838
Foreign tax reclaim receivable	32,661
Prepaid expenses	8,913

Total assets	464,270,214

Liabilities
Payable for investments purchased	33,526,202
Payable to broker for collateral for securities on loan (Note 3)	15,658,653
Security sold short, at value (proceeds received $1,592,578)	1,593,047
Payable to custodian	522,162
Payable for Series shares reacquired	472,386
Accrued expenses and other liabilities	240,440
Management fee payable	216,799
Distribution fee payable	90,747
Unrealized depreciation on swap agreements	85,678
Affiliated transfer agent fee payable	72,714
Due to broker—variation margin	11,355
Deferred directors’ fees	4,608

Total liabilities	52,494,791

Net assets	$411,775,423

Net assets were comprised of:
Common stock, at par	$36,337
Paid-in capital in excess of par	452,766,269

452,802,606
Undistributed net investment income	4,765,718
Accumulated net realized loss on investment and foreign currency transactions	(83,077,046)
Net unrealized appreciation on investments and foreign currencies	37,284,145

Net assets, September 30, 2010	$411,775,423

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($265,495,984 ÷ 23,469,494 shares of common stock issued and outstanding)	$11.31
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$11.97

Class B
Net asset value, offering price and redemption price per share
($13,951,878 ÷ 1,232,559 shares of common stock issued and outstanding)	$11.32

Class C
Net asset value, offering price and redemption price per share
($11,111,399 ÷ 981,542 shares of common stock issued and outstanding)	$11.32

Class L
Net asset value, offering price and redemption price per share
($6,712,005 ÷ 591,973 shares of common stock issued and outstanding)	$11.34

Class M
Net asset value, offering price and redemption price per share
($1,883,598 ÷ 166,395 shares of common stock issued and outstanding)	$11.32

Class R
Net asset value, offering price and redemption price per share
($9,990 ÷ 883 shares of common stock issued and outstanding)	$11.31

Class X
Net asset value, offering price and redemption price per share
($1,574,705 ÷ 139,107 shares of common stock issued and outstanding)	$11.32

Class Z
Net asset value, offering price and redemption price per share
($111,035,864 ÷ 9,755,245 shares of common stock issued and outstanding)	$11.38

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	103

Statement of Operations

Year Ended September 30, 2010

Net Investment Income
Income
Unaffiliated interest income	$6,341,697
Unaffiliated dividend income (net of foreign withholding taxes of $53,605)	5,326,602
Affiliated dividend income	377,878
Affiliated income from securities loaned, net	23,091

Total income	12,069,268

Expenses
Management fee	2,720,993
Distribution fee—Class A	816,618
Distribution fee—Class B	156,821
Distribution fee—Class C	119,861
Distribution fee—Class L	34,052
Distribution fee—Class M	27,944
Distribution fee—Class R	247
Distribution fee—Class X	19,286
Transfer agent’s fees and expenses (including affiliated expense of $409,100) (Note 3)	754,000
Custodian’s fees and expenses	236,000
Reports to shareholders	147,000
Registration fees	85,000
Legal fees and expenses	41,000
Audit fee	37,000
Directors’ fees	22,000
Insurance	10,000
Loan interest expense (Note 7)	10
Miscellaneous	134,146

Total expenses	5,361,978
Less: Expense waiver (Note 2)	(83,723)

Net expenses	5,278,255

Net investment income	6,791,013

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions (including affiliated: $(116,380))	23,433,862
Foreign currency transactions	(24,290)
Financial futures transactions	534,607
Short sale transactions	(139,148)
Swap transactions	(190,580)

23,614,451

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $1,869,672)	8,172,306
Foreign currencies	8,718
Financial futures contracts	197,234
Short sales	(469)
Swaps	(89,604)

8,288,185

Net gain on investments and foreign currencies	31,902,636

Net Increase In Net Assets Resulting From Operations	$38,693,649

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,791,013	$9,616,420
Net realized gain (loss) on investment and foreign currency transactions	23,614,451	(81,457,494)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,288,185	51,863,291

Net increase (decrease) in net assets resulting from operations	38,693,649	(19,977,783)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(5,346,561)	(8,641,260)
Class B	(223,360)	(455,417)
Class C	(165,450)	(279,287)
Class L	(119,695)	(191,576)
Class M	(45,904)	(137,933)
Class R	(1,829)	(17,959)
Class X	(29,240)	(67,281)
Class Z	(2,280,105)	(3,473,052)

	(8,212,144)	(13,263,765)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	25,598,627	28,697,519
Net asset value of shares issued in reinvestment of dividends	8,027,809	12,723,650
Cost of shares reacquired	(74,139,901)	(98,072,306)

Net decrease in net assets from Series share transactions	(40,513,465)	(56,651,137)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	17,506	—

Total decrease	(10,014,454)	(89,892,685)

Net Assets:
Beginning of year	421,789,877	511,682,562

End of year(a)	$411,775,423	$421,789,877

(a) Includes undistributed net investment income of:	$4,765,718	$6,212,885

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	105

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Asset Allocation Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Asset Allocation Fund. The financial statements of the other series are not presented herein. The Fund commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean

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between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end and exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of

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Notes to Financial Statements

continued

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value

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caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	109

Notes to Financial Statements

continued

determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Series may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be

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received; and by the receipt of collateral from the counterparty by the Series to cover the Series’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Series may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to Financial Statements

continued

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2010, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate

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actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2010, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis. Net Investment income or loss (other than distribution

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Notes to Financial Statements

continued

fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (QMA). The subadvisory agreements provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

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The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65% for the year ended September 30, 2010.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets through January 31, 2011.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, ..50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended September 30, 2010, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $70,779 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2010. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2010, it received $728, $26,235, $722, $2,172 and $777 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIM, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

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Notes to Financial Statements

continued

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Series incurred approximately $107,300 in total networking fees, of which approximately $16,500 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Series’ security lending agent. For the year ended September 30, 2010, PIM has been compensated $8,186 for these services.

The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2010 were $721,006,568 and $756,490,368, respectively.

The amount of dollar rolls outstanding at September 30, 2010 was $15,836,800 (principal $15,000,000), which was 3.8% of total net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign

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currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended September 30, 2010, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $26,036 due to reclassification of net foreign currency losses, reclass of paydown gain/(loss) and swap income. Net investment income, net realized gain and net assets were not affected by this change.

For the fiscal year ended September 30, 2010 and the fiscal year ended September 30, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $8,212,144 and $13,263,765 of ordinary income, respectively.

As of September 30, 2010, the accumulated undistributed ordinary income on a tax basis was $4,816,013.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$412,055,164	$45,448,225	$(11,962,875)	$33,485,350	$54,076	$33,539,426

The difference between book basis and tax basis was attributable to deferred losses on wash sales and marking to market of unrealized appreciation on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, appreciation (depreciation) on swaps, positions sold short and mark to market of receivables and payables.

For federal income tax purposes, the Series has a capital loss carryforward as of September 30, 2010 of approximately $79,347,000 of which $38,388,000 expires in 2017 and $40,959,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Series will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The Series elected to treat post-October currency losses of approximately $23,000 as having been incurred in the following fiscal year (September 30, 2011).

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Notes to Financial Statements

continued

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Prudential Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended September 30, 2010, the Series received $17,506 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Series’ statement of changes in net assets. Neither the Series nor its affiliates were involved in the proceedings or the calculation of the payment.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, each of

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which consists of 200 million, 125 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2010, PI owned 245 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	614,315	$6,680,936
Shares issued in reinvestment of dividends	487,207	5,183,879
Shares reacquired	(4,366,925)	(47,501,908)

Net increase (decrease) in shares outstanding before conversion	(3,265,403)	(35,637,093)
Shares issued upon conversion from Class B, M and X	447,594	4,869,238

Net increase (decrease) in shares outstanding	(2,817,809)	$(30,767,855)

Year ended September 30, 2009:
Shares sold	825,834	$7,587,544
Shares issued in reinvestment of dividends	927,190	8,168,545
Shares reacquired	(5,996,861)	(54,833,015)

Net increase (decrease) in shares outstanding before conversion	(4,234,837)	(39,076,926)
Shares issued upon conversion from Class B, M and X	855,181	7,818,814

Net increase (decrease) in shares outstanding	(3,388,656)	$(31,258,112)

Class B
Year ended September 30, 2010:
Shares sold	142,730	$1,562,957
Shares issued in reinvestment of dividends	20,575	220,359
Shares reacquired	(331,040)	(3,610,660)

Net increase (decrease) in shares outstanding before conversion	(167,735)	(1,827,344)
Shares reacquired upon conversion into Class A	(222,575)	(2,429,197)

Net increase (decrease) in shares outstanding	(390,310)	$(4,256,541)

Year ended September 30, 2009:
Shares sold	152,017	$1,388,001
Shares issued in reinvestment of dividends	49,794	441,676
Shares reacquired	(508,475)	(4,622,376)

Net increase (decrease) in shares outstanding before conversion	(306,664)	(2,792,699)
Shares reacquired upon conversion into Class A	(514,342)	(4,710,513)

Net increase (decrease) in shares outstanding	(821,006)	$(7,503,212)

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Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2010:
Shares sold	50,622	$551,178
Shares issued in reinvestment of dividends	14,660	157,011
Shares reacquired	(279,944)	(3,056,393)

Net increase (decrease) in shares outstanding	(214,662)	$(2,348,204)

Year ended September 30, 2009:
Shares sold	112,265	$1,038,136
Shares issued in reinvestment of dividends	27,728	245,943
Shares reacquired	(428,680)	(3,965,304)

Net increase (decrease) in shares outstanding	(288,687)	$(2,681,225)

Class L
Year ended September 30, 2010:
Shares sold	3,186	$34,685
Shares issued in reinvestment of dividends	10,635	113,577
Shares reacquired	(63,243)	(693,258)

Net increase (decrease) in shares outstanding	(49,422)	$(544,996)

Year ended September 30, 2009:
Shares sold	8,209	$76,909
Shares issued in reinvestment of dividends	20,611	182,205
Shares reacquired	(123,432)	(1,151,333)

Net increase (decrease) in shares outstanding	(94,612)	$(892,219)

Class M
Year ended September 30, 2010:
Shares sold	7,441	$80,239
Shares issued in reinvestment of dividends	4,162	44,576
Shares reacquired	(60,278)	(655,588)

Net increase (decrease) in shares outstanding before conversion	(48,675)	(530,773)
Shares reacquired upon conversion into Class A	(150,737)	(1,646,181)

Net increase (decrease) in shares outstanding	(199,412)	$(2,176,954)

Year ended September 30, 2009:
Shares sold	20,013	$181,769
Shares issued in reinvestment of dividends	14,862	131,828
Shares reacquired	(216,162)	(1,947,703)

Net increase (decrease) in shares outstanding before conversion	(181,287)	(1,634,106)
Shares reacquired upon conversion into Class A	(251,149)	(2,300,716)

Net increase (decrease) in shares outstanding	(432,436)	$(3,934,822)

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Class R	Shares	Amount
Year ended September 30, 2010:
Shares sold	783	$8,448
Shares issued in reinvestment of dividends	14	144
Shares reacquired	(9,262)	(100,945)

Net increase (decrease) in shares outstanding	(8,465)	$(92,353)

Year ended September 30, 2009:
Shares sold	5,614	$51,669
Shares issued in reinvestment of dividends	1,808	15,987
Shares reacquired	(78,639)	(767,325)

Net increase (decrease) in shares outstanding	(71,217)	$(699,669)

Class X
Year ended September 30, 2010:
Shares sold	464	$5,056
Shares issued in reinvestment of dividends	2,642	28,295
Shares reacquired	(30,118)	(327,249)

Net increase (decrease) in shares outstanding before conversion	(27,012)	(293,898)
Shares reacquired upon conversion into Class A	(72,793)	(793,860)

Net increase (decrease) in shares outstanding	(99,805)	$(1,087,758)

Year ended September 30, 2009:
Shares sold	15,275	$134,639
Shares issued in reinvestment of dividends	7,417	65,790
Shares reacquired	(77,244)	(702,691)

Net increase (decrease) in shares outstanding before conversion	(54,552)	(502,262)
Shares reacquired upon conversion into Class A	(86,253)	(807,585)

Net increase (decrease) in shares outstanding	(140,805)	$(1,309,847)

Class Z
Year ended September 30, 2010:
Shares sold	1,526,148	$16,675,128
Shares issued in reinvestment of dividends	213,480	2,279,968
Shares reacquired	(1,665,363)	(18,193,900)

Net increase (decrease) in shares outstanding	74,265	$761,196

Year ended September 30, 2009:
Shares sold	1,958,310	$18,238,852
Shares issued in reinvestment of dividends	392,724	3,471,676
Shares reacquired	(3,211,902)	(30,082,559)

Net increase (decrease) in shares outstanding	(860,868)	$(8,372,031)

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA

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Notes to Financial Statements

continued

provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the SCA during the year ended September 30, 2010. The balance for the 4 days the Series had an outstanding balance was $199,750 at an interest rate of 1.44%.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)		2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52		$11.08	$14.62		$14.17	$14.00
Income (loss) from investment operations:
Net investment income	0.17		0.22	0.28		0.29	0.28
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.48)	(2.46)		1.25	0.79
Total from investment operations	1.00		(0.26)	(2.18)		1.54	1.07
Less Dividends and Distributions:
Dividends from net investment income	(0.21)		(0.30)	(0.30)		(0.30)	(0.22)
Distributions from net realized gains	-		-	(1.06)		(0.79)	(0.68)
Total dividends and distributions	(0.21)		(0.30)	(1.36)		(1.09)	(0.90)
Capital Contributions	-	(f)	-	-		-	-
Net asset value, end of year	$11.31		$10.52	$11.08		$14.62	$14.17
Total Return(b):	9.61%		(1.79)%	(16.22)%		11.34%	7.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$265,496		$276,469	$328,706		$436,337	$415,486
Average net assets (000)	$272,202		$259,847	$390,410		$430,168	$415,508
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.28%	(e)	1.25% (e)	1.16%	(d)(e)	1.10% (d)	1.08% (d)
Expenses, excluding distribution and service (12b-1) fees	0.98%	(e)	0.95% (e)	0.88%	(e)	0.85%	0.83%
Net investment income	1.60%	(e)	2.41% (e)	2.16%	(e)	2.00%	2.05%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	185%		259%	298%		226%	152%

(a) Calculations are based on average shares during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Prior to January 31, 2008, the distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class A. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.30%,1.00% and 1.58%, respectively, for the year ended September 30, 2010, 1.27%, 0.97% and 2.39%, respectively, for the year ended September 30, 2009 and 1.18%, 0.90% and 2.14%, respectively, for the year ended September 30, 2008.

(f) Less than $0.005 per share.

See Notes to Financial Statements.

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Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53		$11.04	$14.57	$14.11	$13.94
Income (loss) from investment operations:
Net investment income	0.10		0.16	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.47)	(2.45)	1.26	0.78
Total from investment operations	0.93		(0.31)	(2.27)	1.44	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.20)	(0.20)	(0.19)	(0.11)
Distributions from net realized gains	-		-	(1.06)	(0.79)	(0.68)
Total dividends and distributions	(0.14)		(0.20)	(1.26)	(0.98)	(0.79)
Capital Contributions	-	(e)	-	-	-	-
Net asset value, end of year	$11.32		$10.53	$11.04	$14.57	$14.11
Total Return(b):	8.92%		(2.49)%	(16.86)%	10.58%	7.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,952		$17,090	$26,977	$46,486	$52,601
Average net assets (000)	$15,682		$18,440	$37,753	$50,122	$64,048
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.98%	(d)	1.95% (d)	1.88% (d)	1.85%	1.83%
Expenses, excluding distribution and service (12b-1) fees	0.98%	(d)	0.95% (d)	0.88% (d)	0.85%	0.83%
Net investment income	0.91%	(d)	1.75% (d)	1.44% (d)	1.25%	1.29%

(a) Calculations are based on average shares during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class B. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.00%, 1.00% and 0.89% respectively, for the year ended September 30, 2010, 1.97%, 0.97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53		$11.04	$14.57	$14.11	$13.95
Income (loss) from investment operations:
Net investment income	0.10		0.16	0.18	0.17	0.18
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.47)	(2.45)	1.27	0.77
Total from investment operations	0.93		(0.31)	(2.27)	1.44	0.95
Less Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.20)	(0.20)	(0.19)	(0.11)
Distributions from net realized gains	-		-	(1.06)	(0.79)	(0.68)
Total dividends and distributions	(0.14)		(0.20)	(1.26)	(0.98)	(0.79)
Capital Contributions	-	(e)	-	-	-	-
Net asset value, end of year	$11.32		$10.53	$11.04	$14.57	$14.11
Total Return(b):	8.92%		(2.49)%	(16.86)%	10.58%	7.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,111		$12,599	$16,393	$25,379	$13,287
Average net assets (000)	$11,986		$12,415	$21,104	$19,954	$13,413
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.98%	(d)	1.95% (d)	1.88% (d)	1.85%	1.83%
Expenses, excluding distribution and service (12b-1) fees	0.98%	(d)	0.95% (d)	0.88% (d)	0.85%	0.83%
Net investment income	0.90%	(d)	1.72% (d)	1.44% (d)	1.21%	1.30%

(a) Calculations are based on average shares during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class C. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.00%, 1.00% and 0.88%, respectively, for the year ended September 30, 2010, 1.97%, 0.97% and 1.70%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	125

Financial Highlights

continued

Class L Shares
	Year Ended September 30,				March 26, 2007(b) through September 30,
	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54		$11.09	$14.62	$14.13
Income (loss) from investment operations:
Net investment income	0.15		0.21	0.25	0.12
Net realized and unrealized gain (loss) on investment transactions	0.84		(0.49)	(2.46)	0.37
Total from investment operations	0.99		(0.28)	(2.21)	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.27)	(0.26)	-
Distributions from net realized gains	-		-	(1.06)	-
Total dividends and distributions	(0.19)		(0.27)	(1.32)	-
Capital Contributions	-	(g)	-	-	-
Net asset value, end of year	$11.34		$10.54	$11.09	$14.62
Total Return(c):	9.50%		(2.05)%	(16.41)%	3.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,712		$6,762	$8,160	$11,874
Average net assets (000)	$6,810		$6,392	$10,201	$11,940
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.48%	(e)	1.45% (e)	1.38% (e)	1.35%	(f)
Expenses, excluding distribution and service (12b-1) fees	0.98%	(e)	0.95% (e)	0.88% (e)	0.85%	(f)
Net investment income	1.40%	(e)	2.21% (e)	1.94% (e)	1.62%	(f)

(a) Calculations are based on average shares during the year.

(b) Commencement of operations.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class L. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.50%, 1.00% and 1.38%, respectively, for the year ended September 30, 2010, 1.47%, 0.97% and 2.19%, respectively, for the year ended September 30, 2009 and 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $0.005 per share.

See Notes to Financial Statements.

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Class M Shares
	Year Ended September 30,				March 26, 2007(b) through September 30,
	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53		$11.04	$14.57	$14.12
Income (loss) from investment operations:
Net investment income	0.10		0.17	0.18	0.08
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.48)	(2.45)	0.37
Total from investment operations	0.93		(0.31)	(2.27)	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.20)	(0.20)	-
Distributions from net realized gains	-		-	(1.06)	-
Total dividends and distributions	(0.14)		(0.20)	(1.26)	-
Capital Contributions	-	(g)	-	-	-
Net asset value, end of year	$11.32		$10.53	$11.04	$14.57
Total Return(c):	8.92%		(2.49)%	(16.86)%	3.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,883		$3,853	$8,812	$25,279
Average net assets (000)	$2,794		$5,042	$15,838	$29,898
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.98%	(e)	1.95% (e)	1.88% (e)	1.85%	(f)
Expenses, excluding distribution and service (12b-1) fees	0.98%	(e)	0.95% (e)	0.88% (e)	0.85%	(f)
Net investment income	0.91%	(e)	1.80% (e)	1.42% (e)	1.08%	(f)

(a) Calculations are based on average shares during the year.

(b) Commencement of operations.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class M. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.00%, 1.00% and 0.89%, respectively, for the year ended September 30, 2010, 1.97%, 0.97% and 1.78%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.40%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	127

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52		$11.09	$14.62	$14.16	$14.00
Income (loss) from investment operations:
Net investment income	0.14		0.20	0.25	0.25	0.24
Net realized and unrealized gain (loss) on investment transactions	0.84		(0.50)	(2.46)	1.27	0.78
Total from investment operations	0.98		(0.30)	(2.21)	1.52	1.02
Less Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.27)	(0.26)	(0.27)	(0.18)
Distributions from net realized gains	-		-	(1.06)	(0.79)	(0.68)
Total dividends and distributions	(0.19)		(0.27)	(1.32)	(1.06)	(0.86)
Capital Contributions	-	(f)	-	-	-	-
Net asset value, end of year	$11.31		$10.52	$11.09	$14.62	$14.16
Total Return(b):	9.42%		(2.24)%	(16.41)%	11.13%	7.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10		$98	$893	$1,181	$1,015
Average net assets (000)	$49		$506	$1,008	$1,105	$293
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.48%	(e)	1.45% (e)	1.38% (e)	1.35%	1.33%
Expenses, excluding distribution and service (12b-1) fees	0.98%	(e)	0.95% (e)	0.88% (e)	0.85%	0.83%
Net investment income	1.43%	(e)	2.25% (e)	1.94% (e)	1.76%	1.94%

(a) Calculations are based on average shares during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class R. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.50%, 1.00% and 1.41%, respectively, for the year ended September 30, 2010, 1.47%, 0.97% and 2.23%, respectively, for the year ended September 30, 2009 and 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.

(f) Less than $0.005 per share.

See Notes to Financial Statements.

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Class X Shares
	Year Ended September 30,				March 26, 2007(b) through September 30,
	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53		$11.04	$14.57	$14.12
Income (loss) from investment operations:
Net investment income	0.10		0.16	0.18	0.08
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.47)	(2.45)	0.37
Total from investment operations	0.93		(0.31)	(2.27)	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.20)	(0.20)	-
Distributions from net realized gains	-		-	(1.06)	-
Total dividends and distributions	(0.14)		(0.20)	(1.26)	-
Capital Contributions	-	(g)	-	-	-
Net asset value, end of year	$11.32		$10.53	$11.04	$14.57
Total Return(c):	8.92%		(2.49)%	(16.86)%	3.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,575		$2,516	$4,192	$7,157
Average net assets (000)	$1,929		$2,815	$5,838	$7,694
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.98%	(e)	1.95% (e)	1.88% (e)	1.85%	(f)
Expenses, excluding distribution and service (12b-1) fees	0.98%	(e)	0.95% (e)	0.88% (e)	0.85%	(f)
Net investment income	0.91%	(e)	1.75% (e)	1.43% (e)	1.09%	(f)

(a) Calculations are based on average shares during the year.

(b) Commencement of operations.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class X. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.00%, 1.00% and 0.89%, respectively, for the year ended September 30, 2010, 1.97%, 0.97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.41%, respectively, for the year ended September 30, 2008.

(f) Annualized.

(g) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	129

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.58		$11.15	$14.71	$14.25	$14.08
Income (loss) from investment operations:
Net investment income	0.21		0.25	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investment transactions	0.83		(0.48)	(2.47)	1.27	0.78
Total from investment operations	1.04		(0.23)	(2.16)	1.59	1.10
Less Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.34)	(0.34)	(0.34)	(0.25)
Distributions from net realized gains	-		-	(1.06)	(0.79)	(0.68)
Total dividends and distributions	(0.24)		(0.34)	(1.40)	(1.13)	(0.93)
Capital Contributions	-	(e)	-	-	-	-
Net asset value, end of year	$11.38		$10.58	$11.15	$14.71	$14.25
Total Return(b):	9.95%		(1.47)%	(16.03)%	11.64%	8.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,036		$102,402	$117,549	$156,599	$164,649
Average net assets (000)	$107,157		$93,145	$140,799	$163,110	$168,165
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	0.98%	(d)	0.95% (d)	0.88% (d)	0.85%	0.83%
Expenses, excluding distribution and service (12b-1) fees	0.98%	(d)	0.95% (d)	0.88% (d)	0.85%	0.83%
Net investment income	1.90%	(d)	2.71% (d)	2.44% (d)	2.25%	2.30%

(a) Calculations are based on average shares during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) As of March 23, 2007, the manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class Z. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.00%, 1.00% and 1.88%, respectively, for the year ended September 30, 2010, 0.97%, 0.97% and 2.69%, respectively, for the year ended September 30, 2009 and 0.90%, 0.90% and 2.42%, respectively, for the year ended September 30, 2008.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Fund (formerly Dryden Asset Allocation Fund) (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund	131

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end September 30, 2010, as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you that during the fiscal year ended September 30, 2010, the Series paid ordinary income dividends for Class A shares of $0.21 per share, for Class B, C, M and X shares of $0.14 per share, for Class L and Class R shares of $0.19 per share, and for Class Z $0.24 per share, respectively, which are taxable as such.

For the fiscal year ended September 30, 2010, the Series designates the maximum amount allowable, but not less than the following percentages of the ordinary income distributions paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI) 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD) 3) interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IR):

QDI (1)	DRD (2)	IR (3)
70.11%	68.56%	43.51%

Interest-related dividends do not include any distributions paid by a Series with respect to Series tax years beginning after December 31, 2009. Consequently, this provision expires with respect to such distributions paid after Series’s fiscal year.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 13.22% of the dividends paid from ordinary income in the fiscal year ended September 30, 2010 qualify for each of these states’ tax exclusion.

For more detailed information regarding your State and local taxes, you should contact your tax advisor or the State/local taxing authorities.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

[1]	Prudential Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s

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portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the 10-year period, in the third quartile over the three- and five-year periods, and in the fourth quartile over the one-year period. The Board noted that the Fund outperformed its benchmark index for the one- and 10-year periods, though it underperformed the index for the three- and five-year periods. The Board noted PI’s explanation that the majority of the Fund’s underperformance was attributable to performance in 2009, because the Fund, in comparison to its peers, had a lower allocation to equities, which experienced a strong market rally during 2009. The Board also noted that the Fund’s performance had improved, and that the Fund outperformed its benchmark index and Peer Universe median with a second quartile ranking during the first quarter of 2010. The Board concluded that, in light of the Fund’s improved recent performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s third quartile. The Board noted that the actual management fee was only 1.5 basis points higher than the median actual management fee for all funds included in the Expense Group, and that the Fund’s total expenses were also 6.8 basis points higher than the median total expenses for all funds included in the Expense Group. The Board considered that PI has agreed to waive up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

0.860% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, brokerage commissions received by affiliates of QMA and PIM, as well as the potential benefits consistent with those generally resulting from an increase in

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assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc. Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102 Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Asset Allocation Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	N/A	DAAMX	PALRX	N/A	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	74437E636	74437E560	74437E859

MF185E     0190484-00001-00

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Jennison

Growth Fund

Fund Type Large-cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.11%; Class B, 1.81%; Class C, 1.81%; Class R, 1.56%; Class Z, 0.81%. Net operating expenses: Class A, 1.11%; Class B, 1.81%; Class C, 1.81%; Class R, 1.31%; Class Z, 0.81%, after contractual reduction through 1/31/2012 for Class R shares.

Cumulative Total Returns (without sales charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.16%	5.95%	–25.15%	—
Class B	8.43	2.27	–30.38	—
Class C	8.58	2.41	–30.29	—
Class R	8.94	5.11	N/A	14.67% (12/17/04)
Class Z	9.52	7.45	–23.12	—
Russell 1000 Growth Index	12.65	10.71	–29.54	—
S&P 500 Index	10.18	3.24	–4.21	—
Lipper Average	10.19	4.81	–22.85	—

Average Annual Total Returns (with sales charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	3.16%	0.02%	–3.40%	—
Class B	3.43	0.25	–3.56	—
Class C	7.58	0.48	–3.54	—
Class R	8.94	1.00	N/A	2.39% (12/17/04)
Class Z	9.52	1.45	–2.60	—
Russell 1000 Growth Index	12.65	2.06	–3.44	—
S&P 500 Index	10.18	0.64	–0.43	—
Lipper Average	10.19	0.88	–2.93	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	9.16%	1.16%	–2.86%	—
Class B	8.43	0.45	–3.56	—
Class C	8.58	0.48	–3.54	—
Class R	8.94	1.00	N/A	2.39% (12/17/04)
Class Z	9.52	1.45	–2.60	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2000) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 13.17% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 2.18% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 6.10% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 1.03% for Class R.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 8.57% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 1.37% for Class R.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 9/30/10 (excluding short-term investments)
Apple, Inc., Computers & Peripherals	5.3%
Amazon.com, Inc., Internet & Catalog Retail	4.5
International Business Machines Corp., IT Services	3.0
Google, Inc. (Class A Stock), Internet Software & Services	2.7
Nike, Inc. (Class B Stock), Textiles, Apparel & Luxury Goods	2.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/10 (excluding short-term investments)
Computers & Peripherals	7.7%
IT Services	7.5
Software	6.9
Communications Equipment	5.8
Pharmaceuticals	5.8

Industry weightings are subject to change.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 9.16% in the 12-months ended September 30, 2010, underperforming the 12.65% return of the benchmark Russell 1000 Growth Index (the Index), the 10.18% return of the style neutral S&P 500 Index, and the 10.19% return of the Lipper Equity Large-Cap Growth Funds Average.

Information technology holdings were the greatest contributors to return. Stock selection was also beneficial in consumer discretionary and industrials. In consumer discretionary, an overweight position also worked well.

Financials positions detracted most from return. Security selection also hurt performance in healthcare, consumer staples, and energy. An underweight position in industrials and an overweight stance in healthcare were detrimental, as well.

What was the market environment?

At the beginning of the 12-month period, the U.S. equity market continued its rebound, although at a less robust pace than earlier in 2009. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales, and declines in retail sales and corporate revenue moderated. In the early months of 2010, recovery in the U.S. seemed to be gaining momentum, as manufacturing activity increased and overall employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions had a sanguine effect, as well.

Clouds began to gather on the growth horizon later in the year, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job growth, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

Domestic markets rose and fell with turns in Washington policy debates. In March, President Obama signed legislation to overhaul the U.S. healthcare system. Although the plan is projected to reduce the federal deficit over the longer term, many of its

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cost-savings provisions are not slated to take effect until later in the decade, suggesting that the budget deficit will likely surge in the near term, as healthcare expenditures compound the expansive debt incurred through stimulus spending and federal bailouts.

In July, the President signed sweeping financial regulatory legislation that expands federal banking and securities regulation from its focus on banks and public markets, subjecting a wider range of financial companies to government oversight. It establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and restricts the ability of banks whose deposits are federally insured from trading for their own benefit. Major elements of the legislation remained undefined, however, particularly rules and interpretations of the newly formed Consumer Financial Protection Bureau.

A broad range of measures, including consumer confidence and manufacturing activity, indicated that economic expansion continued to lose steam over the typically slower summer months of 2010’s third quarter before showing signs in September of stabilizing. Markets fell in August until Federal Reserve Chairman Ben Bernanke deflected the notion of a double-dip recession. Overall job growth remained anemic, with modest private sector employment gains insufficient to reduce the unemployment rate, which stood at 9.6% in August. Credit expansion remained weak, as consumers reduced debt and increased savings. The overall environment of uncertainty meant businesses prolonged their pause in investing and hiring.

Which holdings made the largest positive contributions to the Fund’s return?

Technology positions contributed most to Fund return, led by Baidu, the world’s dominant Chinese-language Internet search engine, which rose more than 160%. The manager believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term income-generating opportunities. Salesforce.com climbed 95%. Its cloud-computing customer relationship management service and platform permits customers to avoid many of the expenses and complexities of traditional enterprise software development and implementation. New offerings are helping the company both expand to new markets and deepen relationships with existing customers.

VMware climbed 90%. Companies use its software to integrate and manage server, storage, and networking functions, thereby lowering their operating costs. The manager believes VMware is positioned to benefit from greater corporate interest in the use of virtual machines, which let multiple network users maintain individualized desktops on a single, centrally located server. NetApp, which provides data-

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

management products that simplify storing, managing, protecting, and archiving enterprise data, rose 85%. The manager believes the company is positioned to benefit from growth in the storage business stemming from increased digital content. The strong launch of iPad, international opportunities, and secular growth in Mac personal computers made the period another good one for Apple, which rose more than 50%. The manager believes the company’s creativity and innovation in product design and marketing will continue to drive share gains.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected market share gains and the ongoing shift toward e-commerce. Strong earnings also propelled Nike, the world’s largest sportswear company, and Walt Disney, which has what the Fund manager considers one of the media sector’s most balanced and best positioned portfolios. Marriott International climbed on improving fundamentals in the lodging sector.

Cummins was a notable contributor in the industrials sector. The company makes diesel and natural gas engines, electric power generation systems, and engine-related component products. It is the only independent engine manufacturer that meets 2010 Environmental Protection Agency emissions standards for North America on-highway applications. The manager expects environmental regulations will help drive the company’s future revenue growth.

Which holdings detracted most from the Fund’s return?

Key detractors from performance included financials holdings Charles Schwab and Goldman Sachs. Low interest rates hurt Schwab by reducing yields on margin loans and cash balances. Goldman was hurt by uncertainty surrounding financial reform.

In healthcare, Baxter International fell after it lowered its financial outlook on weakness in its blood plasma products business. Gilead Sciences’ decline reflected reduced earnings and revenue guidance stemming from the effects of certain elements of healthcare reform.

Consumer staples holding CVS Caremark declined on significant pharmacy benefits management contract losses; CVS is the second-largest prescription benefits manager in the U.S.

In energy, oil services company Weatherford International reported lower-than-projected earnings and suffered from concerns that its largest project, which is off the coast of Mexico, would be reevaluated by Pemex, Mexico’s national oil company.

The manager eliminated the Fund’s positions in Baxter, CVS, and Weatherford.

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Were there significant changes to the portfolio?

The manager builds the portfolio from the bottom up, based on the fundamentals of individual companies. The selection of individual securities is the primary driver of the Fund’s sector allocations. In the reporting period ended September 30, 2010, the manager increased the Fund’s weights in consumer discretionary and industrials, and reduced exposure to healthcare, financials, and energy.

New positions were established in Juniper Networks (which makes Internet protocol routers and application-specific microchips), Express Scripts (a pharmacy benefits manager), Boeing (the world’s largest aerospace company), and Polo Ralph Lauren (which designs and markets apparel, accessories, home furnishings, and fragrances).

Positions in other securities, such as Microsoft, Monsanto, PepsiCo, Gilead Sciences, Baxter International, and Southwestern Energy, were eliminated.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	9

Comments on Largest Holdings

5.3%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications, as well. The manager believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

4.5%	Amazon.com, Inc., Internet & Catalog Retail

The manager views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing secular shift toward e-commerce. The manager expects Amazon to continue to gain share in both overall retail and e-commerce.

3.0%	International Business Machines Corp., IT Services

International Business Machines (IBM) is the world’s top provider of computer products and services. Among the leaders in almost every market in which it competes, the company makes mainframes and servers, storage systems, and peripherals. The manager believes IBM stands to benefit from product cycles in the mainframe and UNIX businesses.

2.7%	Google, Inc., Internet Software & Services

The manager believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. The manager believes the company is investing wisely in its business to take advantage of opportunities in display, video, and mobile.

2.7%	Nike, Inc., Textiles, Apparel & Luxury Goods

The manager believes Nike, the world’s largest sportswear company, is gaining market share and performing well. The manager expects the company to benefit from strong growth prospects, product and geographic diversification, a strong balance sheet, and healthy cash flow.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$970.60	1.11%	$5.48
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62

Class B	Actual	$1,000.00	$967.80	1.81%	$8.93
	Hypothetical	$1,000.00	$1,015.99	1.81%	$9.15

Class C	Actual	$1,000.00	$967.20	1.81%	$8.93
	Hypothetical	$1,000.00	$1,015.99	1.81%	$9.15

Class R	Actual	$1,000.00	$970.00	1.31%	$6.47
	Hypothetical	$1,000.00	$1,018.50	1.31%	$6.63

Class Z	Actual	$1,000.00	$972.20	0.81%	$4.00
	Hypothetical	$1,000.00	$1,021.01	0.81%	$4.10

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.4%
COMMON STOCKS

Aerospace & Defense 4.8%
393,809	Boeing Co. (The)	$26,204,051
248,869	Precision Castparts Corp.	31,693,467
351,520	United Technologies Corp.	25,038,770

		82,936,288

Air Freight & Logistics 0.9%
125,087	C.H. Robinson Worldwide, Inc.(a)	8,746,083
152,902	Expeditors International of Washington, Inc.	7,068,660

		15,814,743

Auto Components 0.7%
407,113	Johnson Controls, Inc.	12,416,947

Biotechnology 3.0%
623,243	Celgene Corp.(a)(b)	35,905,029
464,220	Vertex Pharmaceuticals, Inc.(b)	16,048,086

		51,953,115

Capital Markets 3.0%
1,384,766	Charles Schwab Corp. (The)(a)	19,248,248
154,133	Goldman Sachs Group, Inc. (The)	22,284,549
408,362	Morgan Stanley	10,078,374

		51,611,171

Communications Equipment 5.8%
1,730,332	Cisco Systems, Inc.(b)	37,894,271
1,253,704	Juniper Networks, Inc.(b)	38,049,916
540,783	QUALCOMM, Inc.	24,400,129

		100,344,316

Computers & Peripherals 7.7%
327,145	Apple, Inc.(b)	92,827,394
835,160	NetApp, Inc.(b)	41,582,616

		134,410,010

Construction & Engineering 0.4%
374,505	Quanta Services, Inc.(b)	7,145,555

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 1.4%
630,870	JPMorgan Chase & Co.	$24,017,221

Electronic Equipment & Instruments 1.2%
653,527	Agilent Technologies, Inc.(b)	21,808,196

Energy Equipment & Services 2.6%
732,867	Schlumberger Ltd.	45,151,936

Food & Staples Retailing 2.5%
373,648	Costco Wholesale Corp.(a)	24,096,560
546,850	Whole Foods Market, Inc.(a)(b)	20,293,603

		44,390,163

Food Products 3.8%
791,430	Kraft Foods, Inc. (Class A Stock)	24,423,530
299,351	Mead Johnson Nutrition Co.	17,036,065
837,352	Unilever PLC (United Kingdom)	24,216,360

		65,675,955

Healthcare Equipment & Supplies 1.5%
155,612	Alcon, Inc.	25,954,525

Healthcare Providers & Services 3.1%
626,521	Express Scripts, Inc.(b)	30,511,573
462,797	Medco Health Solutions, Inc.(b)	24,093,212

		54,604,785

Hotels, Restaurants & Leisure 3.9%
803,089	Marriott International, Inc. (Class A Stock)(a)	28,774,679
225,008	McDonald’s Corp.	16,765,346
892,159	Starbucks Corp.	22,821,427

		68,361,452

Household Products 0.9%
195,290	Colgate-Palmolive Co.	15,009,989

Internet & Catalog Retail 4.5%
496,468	Amazon.com, Inc.(a)(b)	77,975,264

Internet Software & Services 5.1%
276,269	Baidu, Inc. (China), ADR(a)(b)	28,350,725

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
89,847	Google, Inc. (Class A Stock)(b)	$47,240,654
602,780	Tencent Holdings Ltd. (China)	13,176,113

		88,767,492

IT Services 7.5%
386,447	International Business Machines Corp.	51,838,001
193,346	MasterCard, Inc. (Class A Stock)	43,309,504
485,083	Visa, Inc. (Class A Stock)	36,022,263

		131,169,768

Life Sciences Tools & Services 0.8%
299,338	Illumina, Inc.(a)(b)	14,727,430

Machinery 1.1%
561,138	Ingersoll-Rand PLC	20,038,238

Media 2.6%
1,376,228	Walt Disney Co. (The)	45,566,909

Multiline Retail 3.2%
731,170	Dollar General Corp.(a)(b)	21,386,723
649,326	Target Corp.	34,699,981

		56,086,704

Oil, Gas & Consumable Fuels 2.0%
439,191	Occidental Petroleum Corp.	34,388,655

Pharmaceuticals 5.8%
584,386	Abbott Laboratories	30,528,325
281,549	Allergan, Inc.	18,731,455
649,479	Mylan, Inc.(a)(b)	12,216,700
10,673	Novartis AG (Switzerland), ADR	615,512
216,012	Shire PLC (Ireland), ADR	14,533,287
474,175	Teva Pharmaceutical Industries Ltd. (Israel), ADR	25,012,731

		101,638,010

Road & Rail 1.0%
222,973	Union Pacific Corp.	18,239,191

Semiconductors & Semiconductor Equipment 4.1%
406,773	Altera Corp.	12,268,274
611,696	Broadcom Corp. (Class A Stock)(a)	21,647,921

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
906,014	Intel Corp.	$17,422,649
1,158,156	Marvell Technology Group Ltd.(b)	20,279,312

		71,618,156

Software 6.9%
669,928	Adobe Systems, Inc.(a)(b)	17,518,617
1,304,042	Oracle Corp.	35,013,528
47,399	Red Hat, Inc.(b)	1,943,359
263,751	Salesforce.com, Inc.(a)(b)	29,487,362
360,763	SolarWinds, Inc.(b)	6,226,769
347,824	VMware, Inc. (Class A Stock)(b)	29,544,171

		119,733,806

Specialty Retail 1.7%
814,148	Staples, Inc.	17,031,976
276,572	Tiffany & Co.(a)	12,996,118

		30,028,094

Textiles, Apparel & Luxury Goods 5.6%
537,928	Coach, Inc.	23,109,387
33,277	Lululemon Athletica, Inc.(b)	1,488,147
589,262	NIKE, Inc. (Class B Stock)(a)	47,223,457
280,254	Polo Ralph Lauren Corp.	25,183,624

		97,004,615

Wireless Telecommunication Services 0.3%
101,815	American Tower Corp. (Class A Stock)(b)	5,219,037

	Total long-term investments (cost $1,283,926,732)	1,733,807,736

SHORT-TERM INVESTMENT 14.2%

Affiliated Money Market Mutual Fund
247,860,401	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $247,860,401; includes $242,032,136 of cash collateral received for securities on loan) (Note 3)(c)(d)	247,860,401

	Total Investments 113.6% (cost $1,531,787,133; Note 5)	1,981,668,137
	Liabilities in excess of other assets (13.6%)	(237,061,316)

	Net Assets 100.0%	$1,744,606,821

See Notes to Financial Statements.

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The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $233,855,627; cash collateral of $242,032,136 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Series’ assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,733,807,736	$—	$—
Affiliated Money Market Mutual Fund	247,860,401	—	—

Total	$1,981,668,137	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 were as follows:

Affiliated Money Market Mutual Fund (including 13.9% of collateral received for securities on loan)	14.2%
Computers & Peripherals	7.7
IT Services	7.5
Software	6.9
Communications Equipment	5.8
Pharmaceuticals	5.8
Textiles, Apparel & Luxury Goods	5.6
Internet Software & Services	5.1

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2010 continued

Aerospace & Defense	4.8%
Internet & Catalog Retail	4.5
Semiconductors & Semiconductor Equipment	4.1
Hotels, Restaurants & Leisure	3.9
Food Products	3.8
Multiline Retail	3.2
Healthcare Providers & Services	3.1
Biotechnology	3.0
Capital Markets	3.0
Energy Equipment & Services	2.6
Media	2.6
Food & Staples Retailing	2.5
Oil, Gas & Consumable Fuels	2.0
Specialty Retail	1.7
Healthcare Equipment & Supplies	1.5
Diversified Financial Services	1.4
Electronic Equipment & Instruments	1.2
Machinery	1.1
Road & Rail	1.0
Air Freight & Logistics	0.9
Household Products	0.9
Life Sciences Tools & Services	0.8
Auto Components	0.7
Construction & Engineering	0.4
Wireless Telecommunication Services	0.3

113.6
Liabilities in excess of other assets	(13.6)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2010	ANNUAL REPORT

Prudential Investment Portfolios, Inc./

Prudential Jennison Growth Fund

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Investments at value, including securities on loan of $233,855,627:
Unaffiliated investments (cost $1,283,926,732)	$1,733,807,736
Affiliated investments (cost $247,860,401)	247,860,401
Receivable for investments sold	30,526,906
Dividends receivable	1,231,960
Receivable for Series shares sold	1,113,264
Foreign tax reclaim receivable	429,667
Prepaid expenses	35,305

Total assets	2,015,005,239

Liabilities
Payable to broker for collateral for securities on loan	242,032,136
Payable for investments purchased	24,386,087
Payable for Series shares reacquired	1,956,469
Management fee payable	808,694
Accrued expenses	554,554
Affiliated transfer agent fee payable	350,706
Distribution fee payable	292,303
Payable to custodian	10,242
Deferred directors’ fees	7,227

Total liabilities	270,398,418

Net assets	$1,744,606,821

Net assets were comprised of:
Common stock, at par	$106,833
Paid-in capital in excess of par	2,377,396,369

2,377,503,202
Accumulated net investment loss	(122,879)
Accumulated net realized loss on investment and foreign currency transactions	(1,082,654,069)
Net unrealized appreciation on investments and foreign currencies	449,880,567

Net assets, September 30, 2010	$1,744,606,821

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($833,583,732 ÷ 51,457,146 shares of common stock issued and outstanding)	$16.20
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price to public	$17.14

Class B
Net asset value, offering price and redemption price per share ($42,580,577 ÷ 2,955,906 shares of common stock issued and outstanding)	$14.41

Class C
Net asset value, offering price and redemption price per share ($66,240,242 ÷ 4,590,924 shares of common stock issued and outstanding)	$14.43

Class R
Net asset value, offering price and redemption price per share ($8,977,268 ÷ 603,708 shares of common stock issued and outstanding)	$14.87

Class Z
Net asset value, offering price and redemption price per share ($793,225,002 ÷ 47,225,159 shares of common stock issued and outstanding)	$16.80

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $359,621)	$16,508,457
Affiliated income from securities loaned, net	222,514
Affiliated dividend income	51,992

Total income	16,782,963

Expenses
Management fee	10,468,421
Distribution fee—Class A	2,840,355
Distribution fee—Class B	514,164
Distribution fee—Class C	647,230
Distribution fee—Class R	38,885
Transfer agent’s fees and expenses (including affiliated expense of $1,813,800)	3,377,000
Reports to shareholders	284,000
Custodian’s fees and expenses	211,000
Registration fees	73,000
Directors’ fees	68,000
Legal fees and expenses	59,000
Insurance	45,000
Audit fee	22,000
Commitment fee	12,000
Loan interest expense (Note 8)	58
Miscellaneous expenses	19,165

Total expenses	18,679,278

Net investment loss	(1,896,315)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	227,268,437
Foreign currency transactions	(138,309)

227,130,128

Net change in unrealized appreciation (depreciation) on:
Investments	(53,584,908)
Foreign currencies	11,045

(53,573,863)

Net gain on investments and foreign currencies	173,556,265

Net Increase In Net Assets Resulting From Operations	$171,659,950

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(1,896,315)	$3,044,726
Net realized gain (loss) on investments and foreign currency transactions	227,130,128	(172,131,798)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(53,573,863)	163,585,404

Net increase (decrease) in net assets resulting from operations	171,659,950	(5,501,668)

Dividends (Note 1)
Dividends from net investment income
Class A	—	(917,293)
Class R	—	(867)
Class Z	—	(2,220,096)

	—	(3,138,256)

Tax return of capital distributions:
Class A	—	(58,899)
Class R	—	(55)
Class Z	—	(142,551)

	—	(201,505)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	338,319,960	277,831,506
Net asset value of shares issued in reinvestment of dividends	—	3,261,143
Cost of shares reacquired	(546,613,653)	(588,896,885)

Net decrease in net assets from Series share transactions	(208,293,693)	(307,804,236)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	2,635,189	—

Total decrease	(33,998,554)	(316,645,665)

Net Assets:
Beginning of year	1,778,605,375	2,095,251,040

End of year	$1,744,606,821	$1,778,605,375

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general

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liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment

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income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the next $2.7 billion and .55% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for the year ended September 30, 2010.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $181,173 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2010. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2010, it received $518, $94,008 and $2,605 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Series incurred approximately $962,400 in total networking fees, of which approximately $66,700 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Through December 31, 2009, Wells Fargo earned approximately $600 in broker commissions from portfolio transactions executed on behalf of the Series.

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Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2010, PIM has been compensated approximately $77,600 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2010 were $1,295,248,660 and $1,358,531,118, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended September 30, 2010, the adjustments were to decrease accumulated net investment loss by $1,972,415, decrease accumulated net realized loss on investment and foreign currency transactions by $275,722,588 and to decrease paid-in capital in excess of par by $277,695,003 due primarily to reclassification of net operating loss, net foreign currency losses, in kind transactions and expiration of unused capital losses. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the fiscal year ended September 30, 2010, there were no distributions paid by the Series. For the year ended September 30, 2009, the tax character of distributions paid by the Series were $3,138,256 from ordinary income and $201,505 return of capital.

As of September 30, 2010, the Series did not have any distributable earnings on a tax basis.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,552,737,950	$440,672,467	$(11,742,280)	$428,930,187	$(437)	$428,929,750

The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost basis adjustments are attributable to net unrealized depreciation on receivables and payables on foreign currencies.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2010 of approximately $1,061,703,000 of which $827,428,000 expires in 2011, $68,190,000 expires in 2012 and $166,085,000 expires in 2017. Approximately $298,364,000 of its capital loss carryforward expired unused in the current fiscal year. In addition, the Series utilized approximately $144,424,000 of its capital loss carryforward to offset net taxable gains realized during the fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The Series has elected to treat post-October currency losses of approximately $116,000 incurred in the eleven months ended September 30, 2010 as having been unused incurred in the next fiscal year (September 30, 2011).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12

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months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series divided into five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 208,333,333 authorized shares. The Series also may offer Class I shares, of which 208,333,333 shares are authorized, but none are currently issued and outstanding. As of September 30, 2010, PI owned 193 shares of Class R of the Series.

For the year ended September 30, 2010, the Series received $2,635,189 related to settlement of regulatory proceedings involving allegations of improper trading. The amounts relating to an affiliate and third party were $2,445,247 and $189,942, respectively. The total amount is presented in the Series’ statement of changes in net assets. The Series was not involved in the proceedings or the calculation of the payment.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	8,801,129	$138,727,752
Shares reacquired	(23,930,480)	(391,310,414)

Net increase (decrease) in shares outstanding before conversion	(15,129,351)	(252,582,662)
Shares issued upon conversion from Class B	563,230	8,937,474

Net increase (decrease) in shares outstanding	(14,566,121)	$(243,645,188)

Year ended September 30, 2009:
Shares sold	9,574,420	$115,819,615
Shares issued in reinvestment of dividends	68,086	906,213
Shares reacquired	(20,112,906)	(240,976,222)

Net increase (decrease) in shares outstanding before conversion	(10,470,400)	(124,250,394)
Shares issued upon conversion from Class B	1,592,079	19,022,996

Net increase (decrease) in shares outstanding	(8,878,321)	$(105,227,398)

Class B
Year ended September 30, 2010:
Shares sold	250,026	$3,541,012
Shares reacquired	(902,418)	(12,722,949)

Net increase (decrease) in shares outstanding before conversion	(652,392)	(9,181,937)
Shares reacquired upon conversion into Class A	(631,631)	(8,937,474)

Net increase (decrease) in shares outstanding	(1,284,023)	$(18,119,411)

Year ended September 30, 2009:
Shares sold	398,689	$4,339,270
Shares reacquired	(973,240)	(10,427,872)

Net increase (decrease) in shares outstanding before conversion	(574,551)	(6,088,602)
Shares reacquired upon conversion into Class A	(1,772,685)	(19,022,996)

Net increase (decrease) in shares outstanding	(2,347,236)	$(25,111,598)

Class C
Year ended September 30, 2010:
Shares sold	1,314,628	$18,951,959
Shares reacquired	(841,279)	(11,821,086)

Net increase (decrease) in shares outstanding	473,349	$7,130,873

Year ended September 30, 2009:
Shares sold	702,848	$7,759,502
Shares reacquired	(932,912)	(10,129,582)

Net increase (decrease) in shares outstanding	(230,064)	$(2,370,080)

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Class R	Shares	Amount
Year ended September 30, 2010:
Shares sold	376,267	$5,523,262
Shares reacquired	(196,310)	(2,861,652)

Net increase (decrease) in shares outstanding	179,957	$2,661,610

Year ended September 30, 2009:
Shares sold	291,958	$3,360,599
Shares issued in reinvestment of dividends	75	922
Shares reacquired	(99,033)	(1,138,666)

Net increase (decrease) in shares outstanding	193,000	$2,222,855

Class Z
Year ended September 30, 2010:
Shares sold	10,612,229	$171,575,975
Shares reacquired	(7,846,973)	(127,897,552)

Net increase (decrease) in shares outstanding	2,765,256	$43,678,423

Year ended September 30, 2009:
Shares sold	11,686,332	$146,552,520
Shares issued in reinvestment of dividends	171,201	2,354,008
Shares reacquired	(25,673,367)	(326,224,543)

Net increase (decrease) in shares outstanding	(13,815,834)	$(177,318,015)

Note 7. In-Kind Redemption

During the year ended September 30, 2010, shareholders redeemed Series shares in exchange for Series’ portfolio securities valued at $142,075,776. The Series realized a gain of $22,240,363 related to the in-kind redemption transactions. This gain is not taxable for Federal Income Tax purposes.

Note 8. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

The Series utilized the SCA during the year ended September 30, 2010. The balance for the one day the Series had an outstanding balance was $1,400,000 at an interest rate of 1.48%.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2010	2009	2008		2007		2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.84	$14.43	$18.22		$15.78		$15.31
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.01	(0.01)		-	(b)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	0.41	(3.78)		2.44		0.50
Total from investment operations	1.34	0.42	(3.79)		2.44		0.47
Less Dividends:
Dividends from net investment income	-	(0.01)	-	(b)	-		-
Tax return of capital distributions	-	- (b)	-		-		-
Total distributions	-	(0.01)	-	(b)	-		-
Capital Contributions:	0.02	-	-		-		-
Net asset value, end of year	$16.20	$14.84	$14.43		$18.22		$15.78
Total Return(c):	9.16%	2.95%	(20.78)%		15.46%		3.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$833,584	$979,671	$1,081,148		$1,566,814		$1,481,913
Average net assets (000)	$946,738	$837,882	$1,374,025		$1,525,634		$1,393,481
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.11%	1.13%	1.08%	(d)	1.02%	(d)	1.04%	(d)
Expenses, excluding distribution and service (12b-1) fees	0.81%	0.83%	0.80%		0.77%		0.79%
Net investment income (loss)	(0.18)%	0.10%	(0.04)%		-%	(f)	(0.18)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	73%	74%	83%		63%		72%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The distributor of the Series had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(e) Does not include expenses of the underlying portfolios in which the Series invests.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.29	$13.00	$16.53	$14.42	$14.09
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.06)	(0.12)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22	0.35	(3.41)	2.23	0.46
Total from investment operations	1.10	0.29	(3.53)	2.11	0.33
Capital Contributions:	0.02	-	-	-	-
Net asset value, end of year	$14.41	$13.29	$13.00	$16.53	$14.42
Total Return(b):	8.43%	2.23%	(21.36)%	14.63%	2.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,581	$56,336	$85,641	$163,232	$243,951
Average net assets (000)	$51,415	$57,781	$127,973	$205,950	$322,042
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.81%	1.83%	1.80%	1.77%	1.79%
Expenses, excluding distribution and service (12b-1) fees	0.81%	0.83%	0.80%	0.77%	0.79%
Net investment loss	(0.87)%	(0.57)%	(0.75)%	(0.75)%	(0.91)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.29	$13.00	$16.53	$14.42	$14.09
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.07)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	0.36	(3.41)	2.23	0.47
Total from investment operations	1.12	0.29	(3.53)	2.11	0.33
Capital Contributions:	0.02	-	-	-	-
Net asset value, end of year	$14.43	$13.29	$13.00	$16.53	$14.42
Total Return(b):	8.58%	2.23%	(21.36)%	14.63%	2.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,240	$54,710	$56,527	$78,280	$83,123
Average net assets (000)	$64,722	$46,097	$70,987	$79,797	$87,385
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.81%	1.83%	1.80%	1.77%	1.79%
Expenses, excluding distribution and service (12b-1) fees	0.81%	0.83%	0.80%	0.77%	0.79%
Net investment loss	(0.88)%	(0.60)%	(0.76)%	(0.75)%	(0.99)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	37

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2010	2009		2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.65	$13.29		$16.80	$14.59	$14.15
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.01)		(0.04)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	0.37		(3.47)	2.24	0.50
Total from investment operations	1.20	0.36		(3.51)	2.21	0.44
Less Dividends:
Dividends from net investment income	-	-	(f)	-	-	-
Tax return of capital distributions	-	-	(f)	-	-	-
Total distributions	-	-	(f)	-	-	-
Capital Contributions:	0.02	-		-	-	-
Net asset value, end of year	$14.87	$13.65		$13.29	$16.80	$14.59
Total Return(b):	8.94%	2.73%		(20.89)%	15.15%	3.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,977	$5,784		$3,067	$2,977	$ 179,270	(c)
Average net assets (000)	$7,777	$3,608		$3,165	$1,849	$ 54,657	(c)
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.31%	1.33%		1.30%	1.27%	1.29%
Expenses, excluding distribution and service (12b-1) fees	0.81%	0.83%		0.80%	0.77%	0.79%
Net investment loss	(0.38)%	(0.12)%		(0.26)%	(0.20)%	(0.47)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Amount is actual and not rounded.

(d) Does not include expenses of the underlying portfolios in which the Series invests.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Less than $.005 per share.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.34	$14.91	$18.80	$16.25	$15.72
Income (loss) from investment operations:
Net investment income	0.02	0.05	0.04	0.04	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42	0.42	(3.89)	2.51	0.52
Total from investment operations	1.44	0.47	(3.85)	2.55	0.53
Less Dividends:
Dividends from net investment income	-	(0.04)	(0.04)	-	-
Tax return of capital distributions	-	- (d)	-	-	-
Total distributions	-	(0.04)	(0.04)	-	-
Capital Contributions:	0.02	-	-	-	-
Net asset value, end of year	$16.80	$15.34	$14.91	$18.80	$16.25
Total Return(b):	9.52%	3.20%	(20.51)%	15.69%	3.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$793,225	$682,104	$868,869	$1,100,959	$1,182,040
Average net assets (000)	$736,912	$679,423	$1,026,959	$1,134,856	$1,305,889
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	0.81%	0.83%	0.80%	0.77%	0.79%
Expenses, excluding distribution and service (12b-1) fees	0.81%	0.83%	0.80%	0.77%	0.79%
Net investment income	0.12%	0.41%	0.24%	0.25%	0.08%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund (formerly Jennison Growth Fund) (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

40	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003- June 2005) and Director (May 2003- March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the first quartile over the one-, three,-and five-year periods, and in the third quartile over the 10-year period. The Board noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Investment Portfolios, Inc./Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0190430-00001-00

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Jennison Equity Opportunity Fund

Fund Type Multi-cap stock Objective Long-term growth of capital

This report is not authorized for distribution

to prospective investors unless preceded or

accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings

are for the period covered by this report and are

subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.65%; Class Z, 0.90%. Net operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class R, 1.40%; Class Z, 0.90%, after contractual reduction through 1/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.88%	10.41%	67.05%	—
Class B	8.13	6.53	55.26	—
Class C	8.13	6.53	55.26	—
Class R	8.63	8.83	N/A	15.14% (12/17/04)
Class Z	9.11	11.97	71.47	—
S&P 500 Index	10.18	3.24	–4.21	—
Lipper Multi-Cap Value Funds Average	9.34	–0.80	39.85	—
Lipper Multi-Cap Core Funds Average	9.95	5.31	22.65	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	2.89%	0.85%	4.67%	—
Class B	3.13	1.15	4.50	—
Class C	7.13	1.27	4.50	—
Class R	8.63	1.71	N/A	2.47% (12/17/04)
Class Z	9.11	2.29	5.54	—
S&P 500 Index	10.18	0.64	–0.43	—
Lipper Multi-Cap Value Funds Average	9.34	–0.26	3.06	—
Lipper Multi-Cap Core Funds Average	9.95	0.94	1.54	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.88%	2.00%	5.26%	—
Class B	8.13	1.27	4.50	—
Class C	8.13	1.27	4.50	—
Class R	8.63	1.71	N/A	2.47% (12/17/04)
Class Z	9.11	2.29	5.54	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2000) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and

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Your Fund’s Performance (continued)

tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 6.10% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 1.03% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 10.43% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 1.62% for Class R.

Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average (Lipper Average) invests in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 4.18% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 0.62% for Class R.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/10
Pfizer, Inc., Pharmaceuticals	2.2%
Wal-Mart Stores, Inc., Food & Staples Retailing	2.1
Viacom, Inc. (Class B Stock), Media	2.1
Goldcorp, Inc., Metals & Mining	2.1
Schlumberger Ltd., Energy Equipment & Services	2.0

Holdings reflect only long-term investments and are subject to change.

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Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/10
Media	8.6%
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	7.5
Insurance	7.3
Energy Equipment & Services	5.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares gained 8.88% for the 12-month reporting period that ended September 30, 2010, underperforming 10.18% return of its benchmark index, the S&P 500 Index (the Index). The Fund underperformed the 9.95% return of the Lipper Multi-Cap Core Funds Average.

Stock selection across a range of sectors drove the Fund’s return. All but two sectors (utilities and financials) advanced. Consumer discretionary positions across various industries had strong returns and made the most significant contribution to the Fund’s performance. Positions in the industrials, materials, information technology, healthcare, energy, and consumer staples sectors also benefited performance.

What was the investment environment like for U.S. stocks?

Early in the reporting period that began on October 1, 2009, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased availability of mortgage credit, and a tax credit for first-time homebuyers helped boost housing activity. Stimulus measures had also begun to revitalize car sales, and declines in retail sales and corporate revenue moderated.

In early 2010, the recovery in the United States seemed to be gaining momentum, as manufacturing activity increased and employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions contributed to a continued rally in the equity market, as well.

Clouds began to gather on the growth horizon as the year went on, however, and the pace of the economic recovery in the United States decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job creation, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

Certain developments in foreign nations also cast a shadow over the global economic recovery. An ongoing sovereign debt crisis in several European Union (EU) member states weakened the euro and prompted the EU to devise a lending and support package of almost $1 trillion. While stock prices initially rallied when the package was announced in May, the U.S. stock market posted a loss that month, pressured in part by continued concern about the situation in Europe. Attempts in China to cool the domestic property market likewise had raised fears that global growth might slow more than anticipated.

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The U.S. stock market also rose and fell with turns in Washington policy debates. Back in March, President Obama signed legislation to overhaul the U.S. healthcare system. Although the plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to not take effect until later in the decade, suggesting that the budget deficit will likely surge in the near term, as healthcare expenditures compound the expansive debt incurred through stimulus spending and federal bailouts.

The President signed financial regulatory legislation in July that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight. Among other things, it establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and restricts the ability of banks whose deposits are federally insured from trading for their own benefit.

U.S. gross domestic product (GDP) growth slowed to 1.7% in the second quarter from 3.7% in the year’s first three months. A broad range of measures, including consumer confidence and manufacturing activity, indicated that the pace of economic expansion continued to lose steam over the typically slower summer months of the third quarter before showing signs in September of stabilizing. Overall job growth remained anemic, with modest private sector employment gains insufficient to reduce the unemployment rate, which stood at 9.6% in August. The costs and benefits of the Obama administration’s landmark healthcare and financial reform legislation remained unclear. Credit expansion, typical for this stage of a recovery, remained weak, as consumers reduced debt and increased savings. The overall environment of uncertainty meant businesses prolonged their pause in investing and hiring.

The Federal Reserve (Fed) maintained its near-zero short-term funds rate, and Fed Board members broached the possibility of additional monetary measures to force longer-term rates lower. In August, talk of quantitative easing, in which the Fed would again purchase treasury securities, caused the yield on the 10-year note to fall to 2.5%. The case for quantitative easing seemed to fade, however, as Fed Chairman Ben Bernanke deflected the notion of a double dip into recession. Subsequently, yields rose in September from their August lows, and stock prices climbed, as investors gained confidence that recession could be skirted. The U.S. dollar fell against the euro and more sharply against the yen, as concerns about U.S. growth, echoed in the summer yield plunge, outweighed the continued tough macroeconomic realities faced by Europe and Japan. Meanwhile, the lingering effects of the European sovereign credit squeeze weighed on global growth, as did the well

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

articulated steps taken by the Chinese authorities to cool domestic real estate price appreciation and housing activity.

Which holdings made the largest positive contribution to the Fund’s return?

On an individual security basis, performance was broad-based. Illustrating the Fund’s bottom-up approach to portfolio construction, the top 10 contributors came from five different sectors. Key contributors included Akamai Technologies, Ferro, and Dover.

Akamai Technologies provides Internet content delivery services. First-quarter revenue topped consensus estimates, driven by increased demand for high definition streaming video content. Additionally, operational efficiencies and other services contributed to margin growth during the quarter. News of the acquisition of Velocitude, a mobile services platform, also led Akamai shares higher. The acquisition is expected to further Akamai’s strategic position in the mobile market by adding mobile applications to its existing suite of cloud services. The investment team took profits and closed the position in June due to Akamai’s valuation.

Ferro produces value-added specialty chemicals and materials for various uses, including construction, remodeling, electronics, autos, containers, and industrial applications. Second-quarter earnings easily surpassed consensus expectations, driven by significantly higher sales and margins, especially in the electronic materials sub-division. Ferro, whose export market includes Germany, should benefit from the German tariffs on solar materials, with continued year-over-year growth for the remainder of 2010. The company has been able to capture efficiencies by decreasing the level of precious metals in its powdered metal products. Ferro also revamped its debt profile during the third quarter. Jennison believes Ferro’s massive cost cutting, combined with significant volume leverage, should continue to drive improved profitability. The investment team trimmed the position as the stock appreciated. However, even with the recent rally, Ferro trades at an absolute and relative cheap valuation to cash flow. As the company continues to perform well, Jennison thinks the market should drive up its stock price.

Dover owns and operates a global portfolio of manufacturing companies providing components and equipment, specialty systems and support services, and includes four business segments: Industrial Products, Engineered Systems, Fluid Management and Electronic Technologies. Products include material-handling equipment, mobile equipment related products, engineered products, product identification related products, energy market production and distribution products, fluid solution products, electronic technology equipment, and other devices and components. Dover reported a strong, broad-based second quarter and exceeded consensus expectations.

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Management also increased second half 2010 earnings guidance, based on expectations of double-digit growth. Going into 2011, Jennison expects Dover to benefit from cost savings, sound business trends across business units, and potential pick-up in mergers and acquisitions (M&A) activity. In the investment team’s opinion, Dover’s risk/reward remains attractive.

Which holdings detracted most from the Fund’s return?

The largest detractors from Fund return were GameStop, NRG Energy, and Charles Schwab. Shares of GameStop, which sells new and used video game hardware, software, and accessories, declined as second-quarter revenues grew but were under consensus expectations. While competition in the used game market has increased and will likely serve as an overhang for a period of time, Jennison remains comfortable with GameStop’s position in the trade business and believes GameStop should continue to gain market share in the new software market. Jennison expects the retail environment for e-gaming to improve heading into the last quarter of 2010, versus the first half of 2010 and 2009. GameStop also recently launched a customer loyalty program, which is having initial success in increasing sales. This program should help protect against price-based marketing promotions, like those Wal-Mart offered last year. Moreover, the investment team is encouraged by GameStop’s strategy of slowing store growth to 2-3% in the U.S. by becoming more selective in their locations and closing less successful stores. The company’s balance sheet remains strong, in Jennison’s view, and stock buybacks will be a regular part of GameStop’s capital allocation. Consistent buybacks at GameStop’s current valuation may drive single- to double-digit earnings-per-share (EPS) growth.

Independent power producer (IPP) NRG Energy’s 24,000 megawatt generating capacity is mostly baseload coal and nuclear, with primary locations in Texas, California, and the Northeast. Weak natural gas prices, and thereby power prices, have adversely affected NRG. In Jennison’s view, NRG remains one of the best companies of the IPPs that should benefit from multiple earnings drivers, including tighter power markets and transmission constraints. Jennison thinks NRG’s attractive low-cost generation portfolio should enable the company to grow margins from rising energy and capacity prices, and believes management is making appropriate acquisitions to further its position. The relative strength of NRG’s balance sheet, (which has been bolstered by a $1.1 billion high yield issuance), and cash flow should facilitate NRG’s ability to fund the pending $1.9 billion purchase of mostly gas-fired power plants, while maintaining adequate liquidity and not pressuring its credit situation. NRG management has an excellent M&A track record. Jennison has confidence in the management’s ability to integrate assets bought in the market trough into the NRG portfolio. Finally, the nuclear power uncertainty remains, but Jennison expects this issue to be addressed soon.

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Strategy and Performance Overview (continued)

Shares of Schwab languished primarily as low interest rates have reduced yields on the company’s margin loans and cash balances, obscuring the company’s material earnings power. Jennison thinks Schwab’s account metrics and business fundamentals remain solid. Schwab’s client assets totaled $1.4 trillion at the end of August, down 2% from July levels, as healthy asset-gathering trends were more than offset by market depreciation. Current valuations, in the investment team’s view, overlook the possibility of an eventual rate increase, which would result in higher revenues and asset management fees, driving future earnings. Jennison believes Schwab’s sustainable competitive advantages include dominant market share, a leading brand name, and economies of scale.

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Comments on Five Largest Holdings

2.2%	Pfizer, Inc., Pharmaceuticals

Shares of pharmaceutical company Pfizer have advanced as the company reported strong second-quarter results. Sales were well ahead of consensus expectations, and Pfizer guided to the upper end of the 2010 earnings range, in light of the impact of both U.S. healthcare reform and recent European Union drug price cuts against a weakening euro. The company repurchased $500 million of stock in the second quarter, and will continue to opportunistically buy back shares. It also clearly articulated its intention to raise its dividend in December. In Jennison’s opinion, Pfizer’s shares reflect neither the value of the drugs in its pipeline nor its more diversified business model, which includes non-traditional pharmaceutical businesses. At the close of the third quarter, Pfizer updated its product pipeline, which had a number of late-stage discontinuations. Jennison thinks the decrease in the number of programs is a positive sign that management is proactively restructuring the pipeline by selecting the best programs to move forward and cutting appropriate programs to lower research and development costs.

2.1%	Wal-Mart Stores, Inc., Food & Staples Retailing

Jennison believes Wal-Mart, the world’s largest retailer, has a compelling valuation and should benefit from a return to its core theme of everyday low prices and from its merchandising strategy in the U.S. Jennison acknowledges that, over the longer term, Wal-Mart still faces the challenges of slow growth in the U.S. and a difficult international strategy. However, the investment team believes the market should reward Wal-Mart’s stock as the company generates higher sales and profit by eliminating the deep discounting and inventory cuts that have recently hurt earnings. With a renewed focus on selling, general and administrative expenses (SG&A), the potential exists for expanding profitability. The investment team also favorably views the appointment of Charles Holley, a 16-year veteran of the company, to CFO. This new appointment offers an opportunity for Wal-Mart to consider a shift in capital spending, capital structure, and improved communication with shareholders.

2.1%	Viacom, Inc., Media

Viacom owns a stable of networks including MTV, Nickelodeon, and Comedy Central, and also owns the Paramount film studio. Jennison believes Viacom has an enviable business model. Well over one-third of company profits are recurring and growing nearly 10% per year for the past five years, driven primarily by cable network revenues. The investment team also likes Viacom’s high free-cash-flow conversion, which is being used to repurchase $4 billion of company stock, and potential for significant improvement in the company’s already high profit margins. Jennison believes key dynamics for the remainder of 2010 and beyond include improved ratings, potentially higher advertising revenue, international adoption of digital broadcasting, emerging businesses, and growing movie segments. In the investment team’s opinion, Viacom, which is trading at a discount to peers as well as a large discount to its private market value, remains attractively valued.

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Comments on Five Largest Holdings (continued)

2.1%	Goldcorp, Inc., Metals & Mining

Jennison considers gold miner Goldcorp to be one of only a few true production growth stories in precious metals today. Jennison finds that most of the smaller cap mining companies are cash-flow-starved and credit-market-dependent with a risky asset base, while the largest capitalized companies are fighting declining production in their tapped-out mines. Over the next five years, Goldcorp expects to increase production by more than 50%, and to re-deploy proceeds to core growth assets.

2.0%	Schlumberger Ltd., Energy Equipment & Services

Jennison believes most investors underestimate Schlumberger’s international and offshore growth prospects. The company has also seen continued momentum in U.S. land drilling and a strong rebound in Canada. In August, Schlumberger completed its acquisition of Smith International, the oilfield service industry’s biggest provider of drilling fluids and the second-biggest provider of drill bits. By acquiring Smith’s drill-bit business, Schlumberger secures a critical link in the chain of products and services it sells to oil and gas producers. Schlumberger stated that the immediate priorities of the merged organization include an aggressive stock buyback program and restructuring Smith International’s debt.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$987.30	1.19%	$5.93
	Hypothetical	$1,000.00	$1,019.30	1.19%	$6.02

Class B	Actual	$1,000.00	$984.10	1.89%	$9.40
	Hypothetical	$1,000.00	$1,015.79	1.89%	$9.55

Class C	Actual	$1,000.00	$984.10	1.89%	$9.40
	Hypothetical	$1,000.00	$1,015.79	1.89%	$9.55

Class R	Actual	$1,000.00	$986.20	1.39%	$6.92
	Hypothetical	$1,000.00	$1,018.30	1.39%	$7.03

Class Z	Actual	$1,000.00	$988.30	0.89%	$4.44
	Hypothetical	$1,000.00	$1,020.81	0.89%	$4.51

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund's fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.4%
COMMON STOCKS

Aerospace & Defense 1.1%
86,496	Teledyne Technologies, Inc.(a)	$3,444,271

Air Freight & Logistics 0.6%
65,483	Hub Group, Inc. (Class A Stock)(a)	1,916,033

Airlines 1.5%
694,158	JetBlue Airways Corp.(a)(b)	4,643,917

Auto Components 2.0%
81,000	Lear Corp.(a)	6,393,330

Biotechnology 2.9%
87,303	Amgen, Inc.(a)	4,811,268
125,640	Gilead Sciences, Inc.(a)	4,474,041

		9,285,309

Capital Markets 4.5%
323,062	Charles Schwab Corp. (The)	4,490,562
36,779	Goldman Sachs Group, Inc. (The)	5,317,508
128,700	Lazard Ltd. (Class A Stock)	4,514,796

		14,322,866

Chemicals 2.0%
90,825	Celanese Corp. (Class A Stock)	2,915,482
274,765	Ferro Corp.(a)	3,541,721

		6,457,203

Commercial Services & Supplies 1.4%
150,976	Republic Services, Inc.	4,603,258

Communications Equipment 2.5%
237,700	Cisco Systems, Inc.(a)	5,205,630
113,292	CommScope, Inc.(a)	2,689,552

		7,895,182

Computers & Peripherals 1.6%
398,000	Dell, Inc.(a)	5,158,080

Diversified Consumer Services 1.3%
83,780	Apollo Group, Inc. (Class A Stock)(a)	4,302,103

See Notes to Financial Statements.

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Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 4.2%
244,914	Bank of America Corp.	$3,210,822
124,000	JPMorgan Chase & Co.	4,720,680
214,372	Moody’s Corp.(b)	5,355,013

		13,286,515

Energy Equipment & Services 5.8%
139,265	Cameron International Corp.(a)	5,982,824
106,063	Schlumberger Ltd.	6,534,542
358,494	Weatherford International Ltd.(a)(b)	6,130,247

		18,647,613

Food & Staples Retailing 2.1%
126,950	Wal-Mart Stores, Inc.	6,794,364

Food Products 4.1%
80,600	Bunge Ltd.(b)	4,768,296
179,347	ConAgra Foods, Inc.	3,934,873
140,147	Kraft Foods, Inc. (Class A Stock)	4,324,937

		13,028,106

Healthcare Equipment & Supplies 0.4%
7,667	Alcon, Inc.	1,278,779

Healthcare Providers & Services 0.5%
31,756	Medco Health Solutions, Inc.(a)	1,653,217

Hotels Restaurants & Leisure 3.3%
567,286	Pinnacle Entertainment, Inc.(a)	6,325,239
89,932	Yum! Brands, Inc.	4,142,268

		10,467,507

Household Durables 1.1%
202,200	Ryland Group, Inc.	3,623,424

Independent Power Producers & Energy Traders 1.3%
194,700	NRG Energy, Inc.(a)(b)	4,053,654

Insurance 7.3%
190,405	Axis Capital Holdings Ltd.	6,271,941
186,653	Marsh & McLennan Cos., Inc.	4,502,070
291,636	Symetra Financial Corp.	3,050,513

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
118,961	Travelers Cos., Inc. (The)	$6,197,868
122,100	Validus Holdings Ltd.	3,218,556

		23,240,948

Internet Software & Services 2.2%
165,550	IAC/InterActiveCorp(a)	4,348,998
85,759	VeriSign, Inc.(a)	2,721,991

		7,070,989

IT Services 1.0%
202,300	SAIC, Inc.(a)	3,232,754

Life Sciences Tools & Services 1.2%
80,154	Thermo Fisher Scientific, Inc.(a)	3,837,773

Machinery 3.0%
92,534	Dover Corp.	4,831,200
131,902	Ingersoll-Rand PLC	4,710,221

		9,541,421

Media 8.6%
273,149	Comcast Corp. (Class A Stock)	4,646,265
151,908	Liberty Global, Inc. (Series C Stock)(a)	4,642,308
240,930	News Corp. (Class A Stock)	3,146,546
186,922	Viacom, Inc. (Class B Stock)	6,764,707
220,094	Vivendi SA (France)	6,015,875
534,806	Warner Music Group Corp.(a)(b)	2,406,627

		27,622,328

Metals & Mining 3.6%
153,300	Goldcorp, Inc.	6,671,616
53,355	Noranda Aluminium Holding Corp.(a)(b)	438,578
42,800	Randgold Resources Ltd. (Jersey), ADR	4,342,488

		11,452,682

Oil, Gas & Consumable Fuels 8.1%
55,473	Apache Corp.	5,423,040
190,707	Arch Coal, Inc.	5,093,784
104,900	Cabot Oil & Gas Corp.	3,158,539
81,056	Newfield Exploration Co.(a)	4,655,857

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
51,872	Occidental Petroleum Corp.	$4,061,578
109,237	Southwestern Energy Co.(a)	3,652,885

		26,045,683

Pharmaceuticals 7.5%
80,608	Abbott Laboratories	4,210,962
130,081	Merck & Co., Inc.	4,788,282
61,072	Novartis AG (Switzerland), ADR(b)	3,522,022
417,738	Pfizer, Inc.	7,172,561
100,952	Watson Pharmaceuticals, Inc.(a)	4,271,279

		23,965,106

Road & Rail 1.9%
112,015	CSX Corp.	6,196,670

Semiconductors & Semiconductor Equipment 3.2%
301,877	Intel Corp.	5,805,094
261,272	Marvell Technology Group Ltd.(a)	4,574,873

		10,379,967

Software 2.0%
86,658	Adobe Systems, Inc.(a)(b)	2,266,107
267,452	Symantec Corp.(a)	4,057,247

		6,323,354

Specialty Retail 1.4%
230,300	GameStop Corp. (Class A Stock)(a)(b)	4,539,213

Trading Companies & Distributors 1.2%
522,175	RSC Holdings, Inc.(a)(b)	3,895,425

	Total long-term investments (cost $282,676,845)	308,599,044

SHORT-TERM INVESTMENT 16.0%

Affiliated Money Market Mutual Fund
51,151,383	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $51,151,383; includes $38,311,332 of cash collateral received for securities on loan) (Note 3)(c)(d)	51,151,383

	Total Investments, Before Securities Sold Short 112.4% (cost $333,828,228)	359,750,427

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SECURITIES SOLD SHORT (2.0)%
COMMON STOCKS

Hotels Restaurants & Leisure (0.8)%
28,400	Wynn Resorts Ltd.	$(2,464,268)

Specialty Retail (1.2)%
95,000	Best Buy Co., Inc.	(3,878,850)

	Total Securities Sold Short (proceeds $6,097,694)	(6,343,118)

	Total Investments, Net of Securities Sold Short 110.4% (cost $327,730,534; Note 5)	353,407,309
	Other liabilities in excess of other assets (10.4%)	(33,215,906)

	Net Assets 100.0%	$320,191,403

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,588,366; cash collateral of $38,311,332 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	19

Portfolio of Investments

as of September 30, 2010 continued

The following is a summary of the inputs used as of September 30, 2010 in valuing the Series’ assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$308,599,044	$—	$—
Securities Sold Short	(6,343,118)	—	—
Affiliated Money Market Mutual Fund	51,151,383	—	—

Total	$353,407,309	$—	$—

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 12.0% of collateral received for securities on loan)	16.0%
Media	8.6
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	7.5
Insurance	7.3
Energy Equipment & Services	5.8
Capital Markets	4.5
Diversified Financial Services	4.2
Food Products	4.1
Metals & Mining	3.6
Semiconductors & Semiconductor Equipment	3.2
Machinery	3.0
Biotechnology	2.9
Communications Equipment	2.5
Hotels Restaurants & Leisure	2.5
Internet Software & Services	2.2
Food & Staples Retailing	2.1
Auto Components	2.0
Chemicals	2.0
Software	2.0
Road & Rail	1.9
Computers & Peripherals	1.6
Airlines	1.5
Commercial Services & Supplies	1.4
Diversified Consumer Services	1.3
Independent Power Producers & Energy Traders	1.3
Life Sciences Tools & Services	1.2
Trading Companies & Distributors	1.2
Aerospace & Defense	1.1
Household Durables	1.1
IT Services	1.0
Air Freight & Logistics	0.6

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Healthcare Providers & Services	0.5%
Healthcare Equipment & Supplies	0.4
Specialty Retail	0.2

110.4
Other liabilities in excess of other assets	(10.4)

100.0%

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	21

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Investments at value, including securities on loan of $36,588,366:
Unaffiliated investments (cost $282,676,845)	$308,599,044
Affiliated investments (cost $51,151,383)	51,151,383
Cash	6,290,579
Foreign currency, at value (cost $12)	12
Receivable for investments sold	898,569
Receivable for Series shares sold	332,631
Dividends and interest receivable	251,288
Prepaid expenses	16,523
Foreign tax reclaim receivable	11,470

Total assets	367,551,499

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	38,311,332
Securities sold short, at value (proceeds $6,097,694)	6,343,118
Payable for investments purchased	1,710,708
Payable for Series shares reacquired	606,089
Management fee payable	153,845
Accrued expenses and other liabilities	108,694
Distribution fee payable	86,393
Affiliated transfer agent fee payable	36,590
Deferred directors’ fees	3,327

Total liabilities	47,360,096

Net assets	$320,191,403

Net assets were comprised of:
Common stock, at par	$26,113
Paid-in capital in excess of par	364,289,982

364,316,095
Accumulated net investment loss	(49,171)
Accumulated net realized loss on investment and foreign currency transactions	(69,752,296)
Net unrealized appreciation on investment and foreign currencies	25,676,775

Net assets, September 30, 2010	$320,191,403

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($210,516,392 ÷ 16,992,373 shares of common stock issued and outstanding)	$12.39
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.11

Class B
Net asset value, offering price and redemption price per share ($16,841,380 ÷ 1,508,283 shares of common stock issued and outstanding)	$11.17

Class C
Net asset value, offering price and redemption price per share ($27,097,084 ÷ 2,426,657 shares of common stock issued and outstanding)	$11.17

Class R
Net asset value, offering price and redemption price per share ($734,819 ÷ 64,204 shares of common stock issued and outstanding)	$11.45

Class Z
Net asset value, offering price and redemption price per share ($65,001,728 ÷ 5,121,812 shares of common stock issued and outstanding)	$12.69

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	23

Statement of Operations

Year Ended September 30, 2010

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $74,143)	$3,618,116
Affiliated income from securities loaned, net	48,704
Affiliated dividend income	29,992

Total income	3,696,812

Expenses
Management fee	1,899,043
Distribution fee—Class A	638,610
Distribution fee—Class B	197,646
Distribution fee—Class C	266,160
Distribution fee—Class R	1,011
Transfer agent’s fees and expenses (including affiliated expense of $227,900)	561,000
Reports to shareholders	107,000
Dividend expense on short positions	67,400
Custodian’s fees and expenses	63,000
Registration fees	50,000
Legal fees and expenses	32,000
Audit fee	22,000
Directors’ fees	19,000
Insurance	7,000
Miscellaneous	13,444

Total expenses	3,944,314

Net investment loss	(247,502)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	35,681,322
Foreign currency transactions	(65,780)
Short sale transactions	509,028

36,124,570

Net change in unrealized appreciation (depreciation) on:
Investments	(10,034,755)
Foreign currencies	1,401
Short sales	210,386

(9,822,968)

Net gain on investments and foreign currencies	26,301,602

Net Increase In Net Assets Resulting From Operations	$26,054,100

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(247,502)	$3,416,058
Net realized gain (loss) on investment and foreign currency transactions	36,124,570	(90,191,178)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,822,968)	81,346,288

Net increase (decrease) in net assets resulting from operations	26,054,100	(5,428,832)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(1,591,693)
Class B	—	(162,561)
Class C	—	(126,835)
Class R	—	(49)
Class Z	—	(388,216)

	—	(2,269,354)

Tax return of capital
Class A	—	(1,345,772)
Class B	—	(137,444)
Class C	—	(107,239)
Class R	—	(41)
Class Z	—	(328,236)

	—	(1,918,732)

Series share transactions (Net of share conversions)(Note 6)
Net proceeds from shares sold	56,603,472	36,379,590
Net asset value of shares issued in reinvestment of dividends and distributions	28	3,945,873
Cost of shares reacquired	(68,824,059)	(77,580,747)

Net decrease in net assets from Series share transactions	(12,220,559)	(37,255,284)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	29,781	—

Total increase (decrease)	13,863,322	(46,872,202)

Net Assets:
Beginning of year	306,328,081	353,200,283

End of year(a)	$320,191,403	$306,328,081

(a) Includes undistributed net investment income of:	$—	$1,625,909

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with The Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the

26	Visit our website at www.prudentialfunds.com

holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non-exchange traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Series at the end of the fiscal period may include registration rights under which the Series may demand registration by the issuers, of which the Series may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar

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amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.60% of the Series average daily net assets for the year ended September 30, 2010.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% for Class R shares.

PIMS has advised the Series that it received $116,065 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2010. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2010, it received $32, $23,873 and $1,143 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30	Visit our website at www.prudentialfunds.com

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Series incurred approximately $244,200 in total networking fees, of which approximately $26,300 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Through December 31, 2009, Wells Fargo earned approximately $700 in broker commissions from portfolio transactions executed on behalf of the Series.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2010, PIM has been compensated approximately $17,300 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2010 were $214,951,881 and $234,449,336, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended September 30, 2010, the adjustments were to increase accumulated net investment loss by $1,427,578, decrease accumulated net realized loss on investment and foreign currency transactions by $1,836,149 and decrease paid-in capital in excess of par by $408,571 primarily due to the reclassification of net foreign currency losses, net operating losses and other book to tax differences. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal year ended September 30, 2010.

For the fiscal year ended September 30, 2009, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $2,269,354 from ordinary income and $1,918,732 return of capital.

As of September 30, 2010, the Series had no accumulated undistributed earnings on a tax basis.

For federal income tax purposes, the Series has a capital loss carryforward as of September 30, 2010 of approximately $66,406,000 of which $19,784,000 expires in 2017 and $46,622,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Series will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

The Series elected to treat post-October currency losses of approximately $63,000 as having been incurred in the following fiscal year (September 30, 2011).

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$337,157,374	$37,735,673	$(15,142,620)	$22,593,053

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The differences between book and tax basis are primarily attributable to deferred losses on wash sales, tax adjustments due to investments in partnership and other book-to-tax differences. The other cost basis adjustment of $(245,424) was attributable to appreciation (depreciation) of securities sold short.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2010 PI owned 251 Class R shares of the Series.

For the year ended September 30, 2010, the Series received $29,781 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Series’ statement of changes in net assets. The Series was not involved in the proceedings or the calculation of the payment.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	2,444,066	$29,275,803
Shares issued in reinvestment of dividends	3	28
Shares reacquired	(4,018,423)	(47,994,582)

Net increase (decrease) in shares outstanding before conversion	(1,574,354)	(18,718,751)
Shares issued upon conversion from Class B	211,083	2,532,486

Net increase (decrease) in shares outstanding	(1,363,271)	$(16,186,265)

Year ended September 30, 2009:
Shares sold	2,435,053	$22,468,945
Shares issued in reinvestment of dividends	291,896	2,783,572
Shares reacquired	(6,040,016)	(55,863,137)

Net increase (decrease) in shares outstanding before conversion	(3,313,067)	(30,610,620)
Shares issued upon conversion from Class B	1,983,286	17,679,143

Net increase (decrease) in shares outstanding	(1,329,781)	$(12,931,477)

Class B
Year ended September 30, 2010:
Shares sold	221,895	$2,425,743
Shares reacquired	(616,728)	(6,677,459)

Net increase (decrease) in shares outstanding before conversion	(394,833)	(4,251,716)
Shares reacquired upon conversion into Class A	(233,483)	(2,532,486)

Net increase (decrease) in shares outstanding	(628,316)	$(6,784,202)

Year ended September 30, 2009:
Shares sold	195,120	$1,608,715
Shares issued in reinvestment of dividends	26,578	243,456
Shares reacquired	(1,042,564)	(8,188,665)

Net increase (decrease) in shares outstanding before conversion	(820,866)	(6,336,494)
Shares reacquired upon conversion into Class A	(2,179,108)	(17,679,143)

Net increase (decrease) in shares outstanding	(2,999,974)	$(24,015,637)

34	Visit our website at www.prudentialfunds.com

Class C	Shares	Amount
Year ended September 30, 2010:
Shares sold	364,669	$3,970,677
Shares reacquired	(415,256)	(4,488,615)

Net increase (decrease) in shares outstanding	(50,587)	$(517,938)

Year ended September 30, 2009:
Shares sold	227,623	$1,983,606
Shares issued in reinvestment of dividends	23,900	218,920
Shares reacquired	(588,934)	(4,617,392)

Net increase (decrease) in shares outstanding	(337,411)	$(2,414,866)

Class R
Year ended September 30, 2010:
Shares sold	68,944	$772,834
Shares reacquired	(5,248)	(58,329)

Net increase (decrease) in shares outstanding	63,696	$714,505

Year ended September 30, 2009:
Shares sold	584	$4,827
Shares issued in reinvestment of dividends	11	86
Shares reacquired	(1,481)	(11,240)

Net increase (decrease) in shares outstanding	(886)	$(6,327)

Class Z
Year ended September 30, 2010:
Shares sold	1,622,700	$20,158,415
Shares reacquired	(772,642)	(9,605,074)

Net increase (decrease) in shares outstanding	850,058	$10,553,341

Year ended September 30, 2009:
Shares sold	1,063,742	$10,313,497
Shares issued in reinvestment of dividends	73,116	699,839
Shares reacquired	(998,844)	(8,900,313)

Net increase (decrease) in shares outstanding	138,014	$2,113,023

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	35

Notes to Financial Statements

continued

the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2010.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.38		$11.35	$17.74	$17.38	$18.47
Income (loss) from investment operations:
Net investment income	-	(e)	.13	.08	.06	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01		.06	(3.74)	2.65	1.70
Total from investment operations	1.01		.19	(3.66)	2.71	1.72
Less Dividends and Distributions:
Dividends from net investment income	-		(.09)	(.07)	(.02)	(.09)
Distributions from net realized gains	-		-	(2.66)	(2.33)	(2.72)
Tax return of capital	-		(.07)	-	-	-
Total dividends and distributions	-		(.16)	(2.73)	(2.35)	(2.81)
Capital Contributions:	-	(e)	-	-	-	-
Net asset value, end of year	$12.39		$11.38	$11.35	$17.74	$17.38
Total Return(b):	8.88%		1.93%	(23.30)%	17.21%	10.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$210,516		$208,977	$223,338	$324,835	$306,424
Average net assets (000)	$212,873		$173,786	$271,189	$324,483	$314,651
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.20%		1.26%	1.06% (d)	1.06% (d)	1.11% (d)
Expenses, excluding distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Net investment income (loss)	(.03)%		1.37%	.56%	.33%	.10%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	71%		74%	76%	77%	75%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(e) Less than $.005.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.33		$10.31	$16.43	$16.34	$17.56
Income (loss) from investment operations:
Net investment income (loss)	(.08)		.07	(.02)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.92		.05	(3.43)	2.49	1.54
Total from investment operations	.84		.12	(3.45)	2.42	1.50
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	(.01)	-	-
Distributions from net realized gains	-		-	(2.66)	(2.33)	(2.72)
Tax return of capital	-		(.07)	-	-	-
Total dividends and distributions	-		(.10)	(2.67)	(2.33)	(2.72)
Capital Contributions:	-	(d)	-	-	-	-
Net asset value, end of year	$11.17		$10.33	$10.31	$16.43	$16.34
Total Return(b):	8.13%		1.24%	(23.88)%	16.40%	9.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,841		$22,077	$52,943	$124,475	$143,053
Average net assets (000)	$19,765		$28,455	$92,183	$137,977	$161,565
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%		1.96%	1 .78%	1.81%	1.86%
Expenses, excluding distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Net investment income (loss)	(.73)%		.93%	(.18)%	(.42)%	(.26)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.33		$10.31	$16.43	$16.34	$17.56
Income (loss) from investment operations:
Net investment income (loss)	(.08)		.06	(.02)	(.07)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.92		.06	(3.43)	2.49	1.55
Total from investment operations	.84		.12	(3.45)	2.42	1.50
Less Dividends and Distributions:
Dividends from net investment income	-		(.03)	(.01)	-	-
Distributions from net realized gains	-		-	(2.66)	(2 .33)	(2.72)
Tax return of capital	-		(.07)	-	-	-
Total dividends and distributions	-		(.10)	(2.67)	(2.33)	(2.72)
Capital Contributions:	-	(d)	-	-	-	-
Net asset value, end of year	$11.17		$10.33	$10.31	$16.43	$16.34
Total Return(b):	8.13%		1.24%	(23.88)%	16.40%	9.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,097		$25,599	$29,011	$48,445	$50,717
Average net assets (000)	$26,616		$21,081	$38,511	$50,851	$54,051
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%		1.96%	1.78%	1.81%	1.86%
Expenses, excluding distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Net investment income (loss)	(.73)%		.69%	(.17)%	(.42)%	(.35)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52		$10.52	$16.67	$16.48	$17.70
Income (loss) from investment operations:
Net investment income (loss)	(.02)		.04	.06	.02	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.95		.10	(3.51)	2.50	1.51
Total from investment operations	.93		.14	(3.45)	2.52	1.55
Less Dividends and Distributions:
Dividends from net investment income	-		(.07)	(.04)	-	(.05)
Distributions from net realized gains	-		-	(2.66)	(2.33)	(2.72)
Tax return of capital	-		(.07)	-	-	-
Total dividends and distributions	-		(.14)	(2.70)	(2.33)	(2.77)
Capital Contributions:	-	(e)	-	-	-	-
Net asset value, end of year	$11.45		$10.52	$10.52	$16.67	$16.48
Total Return(b):	8.84%		1.55%	(23.53)%	16.94%	10.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$735		$5	$15	$3	$3
Average net assets (000)	$202		$7	$6	$3	$3
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.40%		1.46%	1.28%	1.31%	1.36%
Expenses, excluding distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Net investment income (loss)	(.20)%		.47%	.52%	.10%	.23%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% on the average daily net assets of the Class R shares.

(e) Less than $.005.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2010(a)		2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.63		$11.59	$18.05	$17.65	$18.74
Income (loss) from investment operations:
Net investment income	.03		.16	.12	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.03		.07	(3.81)	2.71	1.66
Total from investment operations	1.06		.23	(3.69)	2.81	1.78
Less Dividends and Distributions:
Dividends from net investment income	-		(.12)	(.11)	(.08)	(.15)
Distributions from net realized gains	-		-	(2.66)	(2.33)	(2.72)
Tax return of capital	-		(.07)	-	-	-
Total dividends and distributions	-		(.19)	(2.77)	(2.41)	(2.87)
Capital Contributions:	-	(d)	-	-	-	-
Net asset value, end of year	$12.69		$11.63	$11.59	$18.05	$17.65
Total Return(b):	9.11%		2.31%	(23.06)%	17.52%	10.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,002		$49,670	$47,893	$74,149	$96,626
Average net assets (000)	$57,774		$37,242	$60,764	$79,338	$184,440
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Expenses, excluding distribution and service (12b-1) fees	.90%		.96%	.78%	.81%	.86%
Net investment income	.28%		1.67%	.84%	.58%	.69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Equity Opportunity Fund (formerly Jennison Equity Opportunity Fund) (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

42	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive

Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003- June 2005) and Director (May 2003- March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers

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who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 was in the first quartile over the one-, three-, five- and 10-year periods. The Board noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not

[2]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Prudential Investment Portfolios, Inc./Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0190428-00001-00

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Prudential Moderate Allocation Fund

Prudential Growth Allocation Fund

Fund Type Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL ASSET ALLOCATION FUNDS

November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Asset Allocation Funds

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	1

Financial Markets Overview

What were conditions like in the U.S. stock market?

The stock market in the United States went on a roller coaster ride that left it up 10.9% when the 12-month reporting period ended on September 30, 2010, based on the Russell 3000 Index, which covers about 98% of the market’s investable shares. Market volatility reflected several factors, not the least of which was a mixed bag of macroeconomic data in the United States that left investors wondering whether the world’s largest economy was headed for a double-dip recession or slow but steady growth.

Among the other key drivers of stock prices were largely upbeat corporate earnings reports, uncertainty about proposed financial reform legislation in the United States, an ongoing sovereign-debt crisis in Europe, and concern that the global economic recovery could falter if growth slowed too much in China. The financial reform legislation, which was finally signed into law by President Obama during the summer of 2010, was in response to a near collapse of the global financial system in late 2008.

Stocks posted gains for seven months of the reporting period but posted losses for the remaining five. The worst monthly loss was in May, when both a computer-driven “flash crash” in stock prices and a flare-up in the European sovereign-debt crisis sent investors fleeing from riskier assets to safe havens such as gold. The equity market posted its best monthly gain for the period in September, as fears of a double-dip recession in the United States began to subside, reflecting signs of stability in data such as durable goods orders and retail sales. There was also hope that corporations, which on the whole have a lot of cash on their balance sheets, will eventually use more of that money to buy back their shares from investors or to increase dividends paid to shareholders.

As for stock-specific styles of investing, growth stocks outperformed value stocks for the reporting period across small-, medium-, and large-cap shares. Growth stocks led as their valuations were very attractive compared to value stocks. Investors will also pay higher prices for firms with a track record of above-average growth in a climate of slow economic growth. Moreover, growth stocks have a high concentration of technology firms, while value stocks have a high concentration of financial-related firms. Technology firms do ample business overseas (especially in emerging markets), have lots of cash, and are benefiting from capital spending as companies try to keep productivity at elevated levels. Financial firms do not look very attractive, particularly on a relative basis, and there are still uncertainties about regulation and future profitability in the industry.

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What were conditions like in international stock markets?

International stock markets lagged the U.S. stock market for the reporting period by gaining 3.3% overall in U.S. dollar terms, based on the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index, which tracks stock markets of economically developed nations other than the United States and Canada. Performance of international equity markets varied widely. European markets heavily affected by the previously mentioned sovereign-debt crisis (such as Greece and Ireland) suffered the largest losses. Markets that do not participate in the euro (such as Denmark, Sweden, and Singapore) were among the largest gainers.

What were conditions like in the U.S bond market?

The U.S. investment-grade bond market ended the reporting period up 8.2%, as tracked by the Barclays Capital U.S. Aggregate Bond Index. Yet here too, the road higher was not smooth. Bond prices, which move inversely to yields, were volatile at times, driven by some of the same developments that affected stocks. The flare-up in the European sovereign-debt crisis in May pressured prices of riskier debt securities such as high yield corporate “junk” bonds, which are not in the Barclays Capital U.S. Aggregate Bond Index because they are rated below investment grade. However, prices of ultra-safe U.S. Treasury securities rose that month, as they were a refuge from the turmoil in financial markets.

Some other key drivers of bond price volatility were the mixed bag of economic data and, to a lesser extent, the uncertainty that surrounded financial reform legislation before it was signed into law. Generally, bond prices benefited as the Federal Reserve (the Fed) kept its target for the overnight bank lending rate near zero to help stimulate growth as the economic recovery slowed in the United States.

The low-rate environment and modest economic growth proved most beneficial to riskier bonds as investors took advantage of their relatively attractive yields. Commercial mortgage-backed securities (CMBS), which are made from bundles of mortgages on hotels or other types of commercial properties, led with a strong double-digit gain for the reporting period. In addition, this sector was aided for most of the period by a now-defunct Fed program called the Term Asset-Backed Securities Loan Facility, which provided loans on attractive terms to investors buying high-quality CMBS and asset-backed securities. Within the CMBS sector, Baa-rated securities gained much more than AAA-rated securities. Asset-backed securities, which are made from bundles of auto loans or certain other types of consumer or business loans, posted a single-digit gain.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	3

Financial Markets Overview (continued)

After CMBS, the next highest return for the period was scored by high yield corporate bonds, followed by investment-grade corporate bonds. Both types of corporate debt securities benefited from the largely upbeat earnings reported by companies.

Treasury securities, federal agency securities, and mortgage-backed securities with government backing posted single-digit gains for the period. During part of the period, the Fed completed a round of quantitative easing in which it purchased debt securities from all three sectors to support mortgage lending, the housing markets, and overall conditions in the private credit markets. The mortgage-backed market came under pressure in August as mortgage rates slid to all-time lows, giving rise to concern that securities might get paid off early if homeowners refinance the underlying loans.

Also during that month, the Fed said it would keep its holdings of debt securities at current levels by reinvesting principal payments from its mortgage-backed securities and federal agency securities back into Treasury securities to aid the economy. This also hurt the mortgage-backed sector but helped Treasury securities. Another positive for Treasury securities occurred in September, when the Fed said it is prepared to provide more help to the economy if needed. This spawned renewed talk in financial markets that the Fed might start a new round of quantitative easing in which it would purchase Treasury securities, thus increasing the amount of debt securities held in its portfolio.

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Your Fund’s Performance—Conservative Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.69%; Class B, 2.39%; Class C, 2.39%; Class R, 2.14%; Class Z, 1.39%. Net operating expenses: Class A, 1.59%; Class B, 2.34%; Class C, 2.34%; Class R, 1.84%; Class Z, 1.34%, after contractual reduction through 1/31/2012. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.84% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Since Inception
Class A	9.61%	25.37%	37.95%
Class B	8.85	20.78	31.39
Class C	8.75	20.78	31.39
Class R	9.37	N/A	12.70
Class Z	9.93	27.03	40.51
Conservative Customized Blend Index	8.48	24.00	—
Prior Conservative Customized Blend Index	8.74	24.30	—
Russell 1000 Index	10.75	4.37	—
S&P 500 Index	10.18	3.24	—
Lipper Average	9.35	18.60	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Since Inception
Class A	3.59%	3.45%	4.16%
Class B	3.85	3.68	4.29
Class C	7.75	3.85	4.29
Class R	9.37	N/A	3.27
Class Z	9.93	4.90	5.37
Conservative Customized Blend Index	8.48	4.40	—
Prior Conservative Customized Blend Index	8.74	4.45	—
Russell 1000 Index	10.75	0.86	—
S&P 500 Index	10.18	0.64	—
Lipper Average	9.35	3.42	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	5

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Year	Since Inception
Class A	9.61%	4.63%	5.07%
Class B	8.85	3.85	4.29
Class C	8.75	3.85	4.29
Class R	9.37	N/A	3.27
Class Z	9.93	4.90	5.37

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Conservative Allocation Fund (Class A shares) with a similar investment in the Conservative Customized Blend Index, Prior Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. The Conservative Customized Blend Index, Prior Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2010, the returns shown in the graph would have been lower.

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Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the Conservative Customized Blend Index, Prior Conservative Customized Blend Index, Russell 1000 Index, S&P 500 Index, and Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (24%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (29%), the BofA Merrill Lynch 1-3 Year Corporate Index (29%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (3%). See page 9 for the definitions of each component index. The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Conservative Customized Blend Index Closest Month-End to Inception cumulative total returns are 35.09% for Class A, Class B, Class C, and Class Z; and 10.20% for Class R. The Conservative Customized Blend Index Closest Month-End to Inception average annual total returns are 4.74% for Class A, Class B, Class C, and Class Z; and 2.62% for Class R.

Prior Conservative Customized Blend Index

The Prior Conservative Customized Blend Index is an unmanaged model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (30%), the BofA Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the Prior Conservative Customized Blend Index is an unmanaged index generally considered as representing the performance of its asset class. The Prior Conservative Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Prior Conservative Customized Blend Index does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes. The Prior Conservative Customized Blend Index Closest Month-End to Inception cumulative total returns are 35.54% for Class A, Class B, Class C, and Class Z; and 10.35% for Class R. The Prior Conservative Customized Blend Index Closest Month-End to Inception average annual total returns are 4.79% for Class A, Class B, Class C, and Class Z; and 2.66% for Class R.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	7

Your Fund’s Performance (continued)

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 18.73% for Class A, Class B, Class C, and Class Z; and –11.48% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.68% for Class A, Class B, Class C, and Class Z; and –3.20% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 15.68% for Class A, Class B, Class C, and Class Z; and –12.65% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.27% for Class A, Class B, Class C, and Class Z; and –3.54% for Class R.

Lipper Average

Lipper Mixed-Asset Target Allocation Conservative Funds Average maintains a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 27.35% for Class A, Class B, Class C, and Class Z; and 9.58% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 3.75% for Class A, Class B, Class C, and Class Z; and 2.40% for Class R.

Investors cannot invest directly in an index or average. The returns for the Conservative Customized Blend Index, Prior Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2010 and their weightings in the Conservative Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East ND Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	9

Strategy and Performance Overview

Conservative Allocation Fund Performance

How did the Fund perform?

The Prudential Conservative Allocation Fund Class A shares gained 9.61% for the 12-month reporting period ended September 30, 2010, outperforming the 8.48% gain of the Fund’s benchmark, the Conservative Customized Blend Index, which is described on the previous page. The Fund’s Class A shares also outperformed the 9.35% gain of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions. The underlying mutual funds may invest in derivative instruments that could affect the performance of the Fund.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson, in consultation with QMA, recommended adding the Prudential Jennison Market Neutral Fund to the Fund’s investment line-up. A 3.0% target was funded by reducing exposure to both bonds and small- and mid-cap stocks in the U.S. market. Ibbotson also recommended increasing exposure to large-cap stocks in the U.S. market by 1.0%, which was funded by the reduction in small- and mid-cap equities.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was ultimately driven by its 40% target exposure to U.S. and international stocks. However, both equities and bonds generated positive returns for the reporting period. Relative to the 40% target, the Fund had a slight overweight exposure to equities that aided its performance as stocks outperformed bonds and cash for the reporting period.

What impact did the underlying mutual funds have on the Fund’s performance?

Overall, active management of the underlying mutual funds had a positive impact on the Fund’s return for the reporting period. The positive impact of bond funds that outperformed their respective benchmark indexes more than offset the negative impact of the majority of equity funds that underperformed their respective benchmark indexes.

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Your Fund’s Performance—Moderate Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.79%; Class B, 2.49%; Class C, 2.49%; Class R, 2.24%; Class Z, 1.49%. Net operating expenses: Class A, 1.73%; Class B, 2.48%; Class C, 2.48%; Class R, 1.98%; Class Z, 1.48%, after contractual reduction through 1/31/2012. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.98% for each share class.

Cumulative Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Since Inception
Class A	9.40%	17.91%	35.61%
Class B	8.56	13.53	29.01
Class C	8.56	13.23	29.02
Class R	9.10	N/A	2.01
Class Z	9.63	18.93	37.52
Moderate Customized Blend Index	8.97	17.40	—
Prior Moderate Customized Blend Index	9.33	17.50	—
Russell 1000 Index	10.75	4.37	—
S&P 500 Index	10.18	3.24	—
Lipper Average	9.34	11.69	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Since Inception
Class A	3.38%	2.19%	3.89%
Class B	3.56	2.39	3.99
Class C	7.56	2.52	3.99
Class R	9.10	N/A	0.54
Class Z	9.63	3.53	5.02
Moderate Customized Blend Index	8.97	3.26	—
Prior Moderate Customized Blend Index	9.33	3.28	—
Russell 1000 Index	10.75	0.86	—
S&P 500 Index	10.18	0.64	—
Lipper Average	9.34	2.20	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	11

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Year	Since Inception
Class A	9.40%	3.35%	4.79%
Class B	8.56	2.57	3.99
Class C	8.56	2.52	3.99
Class R	9.10	N/A	0.54
Class Z	9.63	3.53	5.02

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Moderate Allocation Fund (Class A shares) with a similar investment in the Moderate Customized Blend Index, Prior Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. The Moderate Customized Blend Index, Prior Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2010, the returns shown in the graph would have been lower.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

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Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, Moderate Customized Blend Index, Prior Moderate Customized Blend Index, and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (43%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Bond Index (19%), the BofA Merrill Lynch 1-3 Year Corporate Index (14%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (4%). See page 15 for the definitions of each component index. The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Moderate Customized Blend Index Closest Month-End to Inception cumulative total returns are 31.87% for Class A, Class B, Class C, and Class Z; and 0.93% for Class R. The Moderate Customized Blend Index Closest Month-End to Inception average annual total returns are 4.35% for Class A, Class B, Class C, and Class Z; and 0.25% for Class R.

Prior Moderate Customized Blend Index

The Prior Moderate Customized Blend Index is an unmanaged model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East ND (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Bond Index (20%), the BofA Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the Prior Moderate Customized Blend Index is an unmanaged index generally considered as representing the performance of its asset class. The Prior Moderate Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Prior Moderate Customized Blend Index does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes. The Prior Moderate Customized Blend Index Closest Month-End to Inception cumulative total returns are 32.23% for Class A, Class B, Class C, and Class Z; and 0.81% for Class R. The Prior Moderate Customized Blend Index Closest Month-End to Inception average annual total returns are 4.39% for Class A, Class B, Class C, and Class Z; and 0.21% for Class R.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	13

Your Fund’s Performance (continued)

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 18.73% for Class A, Class B, Class C, and Class Z; and –11.48% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.68% for Class A, Class B, Class C, and Class Z; and –3.20% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 15.68% for Class A, Class B, Class C, and Class Z; and –12.65% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.27% for Class A, Class B, Class C, and Class Z; and –3.54% for Class R.

Lipper Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 24.53% for Class A, Class B, Class C, and Class Z; and –2.39% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 3.39% for Class A, Class B, Class C, and Class Z; and –0.69% for Class R.

Investors cannot invest directly in an index or average. The returns for the Moderate Customized Blend Index, Prior Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

14	Visit our website at www.prudentialfunds.com

Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2010, and their weightings in the Moderate Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East ND Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	15

Strategy and Performance Overview

Moderate Allocation Fund Performance

How did the Fund perform?

The Prudential Moderate Allocation Fund Class A shares gained 9.40% for the 12-month reporting period ended September 30, 2010, outperforming the 8.97% gain of the Fund’s benchmark, the Moderate Customized Blend Index, which is described on the previous page. The Fund’s Class A shares also outperformed the 9.34% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions. The underlying mutual funds may invest in derivative instruments that could affect the performance of the Fund.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson, in consultation with QMA, recommended adding the Prudential Jennison Market Neutral Fund to the Fund’s investment line-up. A 4.0% target was funded by reducing exposure to both bonds and mid- and large-cap stocks in the U.S. market.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was ultimately driven by its 65% target exposure to U.S. and international stocks. However, both equities and bonds generated positive returns over the reporting period. Relative to the 65% target, the Fund had a slight overweight exposure to stocks that contributed to its performance as equities outperformed bonds and cash for the reporting period.

What impact did the underlying mutual funds have on the Fund’s performance?

Overall, active management of the underlying mutual funds had a mixed impact on the Fund’s return for the reporting period. The positive impact of the bond funds that outperformed their respective benchmark indexes was offset by the negative impact of the majority of equity funds that underperformed their respective benchmark indexes.

16	Visit our website at www.prudentialfunds.com

Your Fund’s Performance—Growth Allocation Fund

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.16%; Class B, 2.86%; Class C, 2.86%; Class R, 2.61%; Class Z, 1.86%. Net operating expenses: Class A, 1.89%; Class B, 2.64%; Class C, 2.64%; Class R, 2.14%; Class Z, 1.64%, after contractual reduction through 1/31/2012. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 1.14% for each share class.

Cumulative Total Returns as of 9/30/10
	One Year	Five Years	Since Inception
Class A	9.06%	8.03%	29.79%
Class B	8.28	4.15	23.73
Class C	8.27	4.07	23.85
Class R	8.73	N/A	–9.43
Class Z	9.33	9.25	31.92
Growth Customized Blend Index	8.91	10.37	—
Prior Growth Customized Blend Index	9.30	10.32	—
Russell 1000 Index	10.75	4.37	—
S&P 500 Index	10.18	3.24	—
Lipper Average	9.95	5.31	—

Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Since Inception
Class A	3.07%	0.41%	3.19%
Class B	3.28	0.63	3.33
Class C	7.27	0.80	3.34
Class R	8.73	N/A	–2.63
Class Z	9.33	1.78	4.35
Growth Customized Blend Index	8.91	1.99	—
Prior Growth Customized Blend Index	9.30	1.98	—
Russell 1000 Index	10.75	0.86	—
S&P 500 Index	10.18	0.64	—
Lipper Average	9.95	0.94	—

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	17

Your Fund’s Performance (continued)

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Year	Since Inception
Class A	9.06%	1.56%	4.09%
Class B	8.28	0.82	3.33
Class C	8.27	0.80	3.34
Class R	8.73	N/A	–2.63
Class Z	9.33	1.78	4.35

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Growth Allocation Fund (Class A shares) with a similar investment in the Growth Customized Blend Index, Prior Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. The Growth Customized Blend Index, Prior Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2010, the returns shown in the graph would have been lower.

18	Visit our website at www.prudentialfunds.com

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, Growth Customized Blend Index, Prior Growth Customized Blend Index, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (58%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (24%), the Barclays Capital U.S. Aggregate Bond Index (8%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill (5%). See page 21 for the definitions of each component index. The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Growth Customized Blend Index Closest Month-End to Inception cumulative total returns are 28.21% for Class A, Class B, Class C, and Class Z; and –8.58% for Class R. The Growth Customized Blend Index Closest Month-End to Inception average annual total returns are 3.90% for Class A, Class B, Class C, and Class Z; and –2.36% for Class R.

Prior Growth Customized Blend Index

The Prior Growth Customized Blend Index is an unmanaged model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East ND (MSCI EAFE ND) Index (25%), the Barclays Capital U.S. Aggregate Bond Index (10%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the Prior Growth Customized Blend Index is an unmanaged index generally considered as representing the performance of its asset class. The Prior Growth Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Prior Growth Customized Blend Index does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes. The Prior Growth Customized Blend Index Closest Month-End to Inception cumulative total returns are 28.66% for Class A, Class B, Class C, and Class Z; and –9.00% for Class R. The Prior Growth Customized Blend Index Closest Month-End to Inception average annual total returns are 3.95% for Class A, Class B, Class C, and Class Z; and –2.48% for Class R.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	19

Your Fund’s Performance (continued)

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 18.73% for Class A, Class B, Class C, and Class Z; and –11.48% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 2.68% for Class A, Class B, Class C, and Class Z; and –3.20% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 15.68% for Class A, Class B, Class C, and Class Z; and –12.65% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.27% for Class A, Class B, Class C, and Class Z; and –3.54% for Class R.

Lipper Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Lipper Multi-Cap Closest Month-End to Inception cumulative total returns are 19.69% for Class A, Class B, Class C, and Class Z; and –9.28% for Class R. Lipper Multi-Cap Closest Month-End to Inception average annual total returns are 2.69% for Class A, Class B, Class C, and Class Z; and –2.75% for Class R.

Investors cannot invest directly in an index or average. The returns for the Growth Customized Blend Index, Prior Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2010 and their weightings in the Growth Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East ND Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is an unmanaged, broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

Investors cannot invest directly in an index or average.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	21

Strategy and Performance Overview

Growth Allocation Fund Performance

How did the Fund perform?

The Prudential Growth Allocation Fund Class A shares posted a 9.06% gain for the 12-month reporting period ended September 30, 2010, outperforming the 8.91% gain of the Fund’s benchmark, the Growth Customized Blend Index, which is described on the previous page. However, the Fund’s Class A shares trailed the 9.95% gain of the Lipper Multi-Cap Core Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in Prudential Investments mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions. The underlying mutual funds may invest in derivative instruments that could affect the performance of the Fund.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying Prudential Investments mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson, in consultation with QMA, recommended adding the Prudential Jennison Market Neutral Fund to the Fund’s investment line-up. A 5.0% target was funded by reducing exposure to bonds, mid- and large-cap stocks in the U.S. market, and international equities.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was ultimately driven by its 90% target exposure to U.S. and international stocks. However, both equities and bonds generated positive returns for the reporting period. Relative to the 90% target, the Fund had a slight overweight exposure to stocks that contributed to its performance as equities outperformed bonds and cash for the reporting period.

What impact did the underlying mutual funds have on the Fund’s performance?

Overall, active management of the underlying mutual funds had a negative impact on the Fund’s return for the reporting period. The positive impact of the bond fund that outperformed its benchmark index was offset by the negative impact of the majority of equity funds that underperformed their respective benchmark indexes.

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Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	23

Fees and Expenses (continued)

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,027.50	1.59%	$8.08
	Hypothetical	$1,000.00	$1,017.35	1.59%	$8.04

Class B	Actual	$1,000.00	$1,024.80	2.34%	$11.88
	Hypothetical	$1,000.00	$1,013.59	2.34%	$11.81

Class C	Actual	$1,000.00	$1,023.90	2.34%	$11.87
	Hypothetical	$1,000.00	$1,013.59	2.34%	$11.81

Class R	Actual	$1,000.00	$1,027.10	1.84%	$9.35
	Hypothetical	$1,000.00	$1,016.09	1.84%	$9.30

Class Z	Actual	$1,000.00	$1,029.60	1.34%	$6.82
	Hypothetical	$1,000.00	$1,018.60	1.34%	$6.78

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Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,012.40	1.74%	$8.78
	Hypothetical	$1,000.00	$1,016.34	1.74%	$8.80

Class B	Actual	$1,000.00	$1,008.90	2.49%	$12.54
	Hypothetical	$1,000.00	$1,012.58	2.49%	$12.56

Class C	Actual	$1,000.00	$1,008.90	2.49%	$12.54
	Hypothetical	$1,000.00	$1,012.58	2.49%	$12.56

Class R	Actual	$1,000.00	$1,011.60	1.99%	$10.04
	Hypothetical	$1,000.00	$1,015.09	1.99%	$10.05

Class Z	Actual	$1,000.00	$1,013.30	1.49%	$7.52
	Hypothetical	$1,000.00	$1,017.60	1.49%	$7.54

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$997.40	1.85%	$9.26
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class B	Actual	$1,000.00	$993.90	2.60%	$13.00
	Hypothetical	$1,000.00	$1,012.03	2.60%	$13.11

Class C	Actual	$1,000.00	$993.90	2.60%	$13.00
	Hypothetical	$1,000.00	$1,012.03	2.60%	$13.11

Class R	Actual	$1,000.00	$996.60	2.10%	$10.51
	Hypothetical	$1,000.00	$1,014.54	2.10%	$10.61

Class Z	Actual	$1,000.00	$999.10	1.60%	$8.02
	Hypothetical	$1,000.00	$1,017.05	1.60%	$8.09

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	25

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2010

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	304,756	$5,647,120
Prudential Government Income Fund, Inc. (Class Z)	1,458,461	14,205,411
Prudential High Yield Fund, Inc. (Class Z)	840,795	4,582,330
Prudential International Equity Fund (Class Z)	1,150,302	6,867,303
Prudential Jennison 20/20 Focus Fund (Class Z)(a)	389,565	5,730,506
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	190,119	2,412,614
Prudential Jennison Growth Fund (Class Z)(a)	143,593	2,412,361
Prudential Jennison Market Neutral Fund (Class Z)(a)	345,753	3,398,755
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	135,242	3,458,144
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	44,771	2,207,659
Prudential Jennison Value Fund (Class Z)	430,587	5,731,114
Prudential Large-Cap Core Equity Fund (Class Z)	426,515	4,589,305
Prudential Mid-Cap Value Fund (Class Z)	181,930	2,308,689
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	2,682,125	31,327,217
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	218,744	3,462,725
Prudential Total Return Bond Fund, Inc. (Class Z)	1,048,698	14,870,538

TOTAL LONG-TERM INVESTMENTS (cost $96,657,219)		113,211,791

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,076,798; Note 3)	1,076,798	1,076,798

TOTAL INVESTMENTS(b) 100.0% (cost $97,734,017; Note 5)		114,288,589
Liabilities in excess of other assets		(43,647)

NET ASSETS 100.0%		$114,244,942

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	27

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$113,211,791	$—	$—
Affiliated Money Market Mutual Fund	1,076,798	—	—

Total	$114,288,589	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 were as follows:

Short-Term Debt	27.4%
Multi-Sector Debt	13.0
U.S. Government Debt	12.5
Large-Cap Core	12.0
International	6.0
Large/Mid-Cap Growth	5.2
Global Real Estate	5.0
Large-Cap Value	5.0
High Yield	4.0
Small-Cap Core	3.0
Multi-Cap Value	2.1
Small/Mid-Cap Value	2.0
Natural Resources	1.9

99.1
Short-Term Investment	0.9
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less than .05%.

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2010

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.0%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	388,306	$7,195,317
Prudential Government Income Fund, Inc. (Class Z)	971,618	9,463,559
Prudential High Yield Fund, Inc. (Class Z)	806,140	4,393,461
Prudential International Equity Fund (Class Z)	3,183,996	19,008,462
Prudential Jennison 20/20 Focus Fund (Class Z)(a)	794,899	11,692,967
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	473,292	6,006,079
Prudential Jennison Growth Fund (Class Z)(a)	270,742	4,548,464
Prudential Jennison Market Neutral Fund (Class Z)(a)	588,831	5,788,207
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	287,534	7,352,245
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	87,119	4,295,832
Prudential Jennison Value Fund (Class Z)	768,136	10,223,895
Prudential Large-Cap Core Equity Fund (Class Z)	678,767	7,303,538
Prudential Mid-Cap Value Fund (Class Z)	463,665	5,883,913
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	1,805,231	21,085,095
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	557,727	8,828,814
Prudential Total Return Bond Fund, Inc. (Class Z)	820,771	11,638,526

TOTAL LONG-TERM INVESTMENTS (cost $121,232,446)		144,708,374

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,504,716; Note 3)	1,504,716	1,504,716

TOTAL INVESTMENTS(b) 100.0% (cost $122,737,162; Note 5)		146,213,090
Liabilities in excess of other assets		(43,781)

NET ASSETS 100.0%		$146,169,309

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	29

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$144,708,374	$—	$—
Affiliated Money Market Mutual Fund	1,504,716	—	—

Total	$146,213,090	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 were as follows:

Large-Cap Core	17.0%
Short-Term Debt	14.4
International	13.0
Large/Mid-Cap Growth	8.2
Multi-Sector Debt	8.0
Large-Cap Value	7.0
U.S. Government Debt	6.5
Small-Cap Core	6.0
Global Real Estate	4.9
Multi-Cap Value	4.1
Small/Mid-Cap Value	4.0
High Yield	3.0
Natural Resources	2.9

99.0
Short-Term Investment	1.0
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less than .05%.

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Portfolio of Investments

As of September 30, 2010

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Global Real Estate Fund (Class Z)	192,929	$3,574,973
Prudential International Equity Fund (Class Z)	2,304,181	13,755,964
Prudential Jennison 20/20 Focus Fund (Class Z)(a)	492,914	7,250,771
Prudential Jennison Equity Opportunity Fund (Class Z)(a)	405,777	5,149,316
Prudential Jennison Growth Fund (Class Z)(a)	177,540	2,982,674
Prudential Jennison Market Neutral Fund (Class Z)(a)	363,549	3,573,686
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	199,592	5,103,566
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	58,179	2,868,831
Prudential Jennison Value Fund (Class Z)	545,119	7,255,536
Prudential Large-Cap Core Equity Fund (Class Z)	404,355	4,350,858
Prudential Mid-Cap Value Fund (Class Z)	344,880	4,376,533
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	414,663	6,564,112
Prudential Total Return Bond Fund, Inc. (Class Z)	349,504	4,955,967

TOTAL LONG-TERM INVESTMENTS (cost $62,836,209)		71,762,787

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $657,255; Note 3)	657,255	657,255

TOTAL INVESTMENTS(b) 100.1% (cost $63,493,464; Note 5)		72,420,042
Liabilities in excess of other assets (0.1)%		(36,970)

NET ASSETS 100.0%		$72,383,072

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	31

Prudential Growth Allocation Fund

Portfolio of Investments

As of September 30, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$71,762,787	$—	$—
Affiliated Money Market Mutual Fund	657,255	—	—

Total	$72,420,042	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 were as follows:

Large-Cap Core	21.0%
International	19.0
Large/Mid-Cap Growth	11.2
Large-Cap Value	10.0
Small-Cap Core	9.1
Multi-Cap Value	7.1
Multi-Sector Debt	6.9
Small/Mid-Cap Value	6.0
Global Real Estate	4.9
Natural Resources	4.0

99.2
Short-Term Investment	0.9
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2010	ANNUAL REPORT

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Affiliated investments (cost $97,734,017)	$114,288,589
Receivable for Fund shares sold	243,801
Receivable for investments sold	220,000
Dividends receivable	64,296
Due from Manager	9,633
Prepaid expenses	26

Total assets	114,826,345

Liabilities
Payable for Fund shares reacquired	277,900
Payable for investments purchased	170,000
Distribution fee payable	64,754
Accrued expenses	63,525
Affiliated transfer agent fee payable	4,473
Deferred directors’ fees	751

Total liabilities	581,403

Net assets	$114,244,942

Net assets were comprised of:
Common stock, at par	$10,035
Paid-in capital in excess of par	106,011,133

106,021,168
Undistributed net investment income	318,271
Accumulated net realized loss on investment transactions	(8,649,069)
Net unrealized appreciation on investments	16,554,572

Net assets, September 30, 2010	$114,244,942

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($43,899,843 ÷ 3,846,971 shares of common stock issued and outstanding)	$11.41
Maximum sales charge (5.50% of offering price)	.66

Maximum offering price to public	$12.07

Class B
Net asset value, offering price and redemption price per share ($50,082,263 ÷ 4,406,087 shares of common stock issued and outstanding)	$11.37

Class C
Net asset value, offering price and redemption price per share ($19,161,016 ÷ 1,685,260 shares of common stock issued and outstanding)	$11.37

Class R
Net asset value, offering price and redemption price per share ($24,102 ÷ 2,105.8 shares of common stock issued and outstanding)	$11.45

Class Z
Net asset value, offering price and redemption price per share ($1,077,718 ÷ 94,081 shares of common stock issued and outstanding)	$11.46

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	35

Prudential Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Affiliated investments (cost $122,737,162)	$146,213,090
Receivable for Fund shares sold	538,162
Receivable for investments sold	280,000
Dividends receivable	47,418
Prepaid expenses	33

Total assets	147,078,703

Liabilities
Payable for investments purchased	455,000
Payable for Fund shares reacquired	283,577
Distribution fee payable	79,211
Accrued expenses	76,820
Affiliated transfer agent fee payable	9,620
Management fee payable	4,413
Deferred directors’ fees	753

Total liabilities	909,394

Net assets	$146,169,309

Net assets were comprised of:
Common stock, at par	$12,870
Paid-in capital in excess of par	144,154,727

144,167,597
Undistributed net investment income	863,111
Accumulated net realized loss on investment transactions	(22,337,327)
Net unrealized appreciation on investments	23,475,928

Net assets, September 30, 2010	$146,169,309

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($60,514,481 ÷ 5,304,935 shares of common stock issued and outstanding)	$11.41
Maximum sales charge (5.50% of offering price)	.66

Maximum offering price to public	$12.07

Class B
Net asset value, offering price and redemption price per share ($66,363,991 ÷ 5,862,210 shares of common stock issued and outstanding)	$11.32

Class C
Net asset value, offering price and redemption price per share ($17,201,739 ÷ 1,520,048 shares of common stock issued and outstanding)	$11.32

Class R
Net asset value, offering price and redemption price per share ($2,431 ÷ 213.9 shares of common stock issued and outstanding)	$11.37

Class Z
Net asset value, offering price and redemption price per share ($2,086,667 ÷ 182,694 shares of common stock issued and outstanding)	$11.42

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	37

Prudential Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Affiliated investments (cost $63,493,464)	$72,420,042
Receivable for Fund shares sold	190,604
Receivable for investments sold	150,000
Dividends receivable	4,650
Prepaid expenses	19

Total assets	72,765,315

Liabilities
Payable for investments purchased	150,000
Payable for Fund shares reacquired	111,526
Accrued expenses	69,685
Distribution fee payable	39,553
Affiliated transfer agent fee payable	9,495
Management fee payable	1,234
Deferred directors’ fees	750

Total liabilities	382,243

Net assets	$72,383,072

Net assets were comprised of:
Common stock, at par	$6,305
Paid-in capital in excess of par	77,469,383

77,475,688
Accumulated net investment loss	(749)
Accumulated net realized loss on investment transactions	(14,018,445)
Net unrealized appreciation on investments	8,926,578

Net assets, September 30, 2010	$72,383,072

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($30,210,950 ÷ 2,600,253 shares of common stock issued and outstanding)	$11.62
Maximum sales charge (5.50% of offering price)	.68

Maximum offering price to public	$12.30

Class B
Net asset value, offering price and redemption price per share ($33,339,888 ÷ 2,930,577 shares of common stock issued and outstanding)	$11.38

Class C
Net asset value, offering price and redemption price per share ($8,485,212 ÷ 745,138 shares of common stock issued and outstanding)	$11.39

Class R
Net asset value, offering price and redemption price per share ($2,182 ÷ 188.4 shares of common stock issued and outstanding)	$11.58

Class Z
Net asset value, offering price and redemption price per share ($344,840 ÷ 29,505 shares of common stock issued and outstanding)	$11.69

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	39

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2010

Net Investment Income
Income
Affiliated dividend income	$3,043,757

Expenses
Management fee	206,322
Distribution fee—Class A	99,497
Distribution fee—Class B	452,264
Distribution fee—Class C	170,971
Distribution fee—Class R	94
Transfer agent’s fees and expenses (including affiliated expense of $30,100) (Note 3)	114,000
Registration fees	63,000
Custodian’s fees and expenses	60,000
Legal fees and expenses	39,000
Reports to shareholders	33,000
Audit fee	22,000
Directors’ fees	13,000
Insurance	2,000
Loan interest expense (Note 7)	374
Miscellaneous	11,608

Total expenses	1,287,130
Less: Expense subsidy (Note 2)	(48,453)

Net expenses	1,238,677

Net investment income	1,805,080

Net Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	620,596
Net change in unrealized appreciation (depreciation) on investments	6,461,209

Net gain on investments	7,081,805

Net Increase In Net Assets Resulting From Operations	$8,886,885

See Notes to Financial Statements.

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Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2010

Net Investment Income
Income
Affiliated dividend income	$2,853,881

Expenses
Management fee	271,133
Distribution fee—Class A	143,098
Distribution fee—Class B	601,221
Distribution fee—Class C	163,238
Distribution fee—Class R	12
Transfer agent’s fees and expenses (including affiliated expense of $67,300) (Note 3)	175,000
Registration fees	65,000
Custodian’s fees and expenses	58,000
Reports to shareholders	40,000
Legal fees and expenses	38,000
Audit fee	22,000
Directors’ fees	14,000
Insurance	2,000
Miscellaneous	11,799

Total expenses	1,604,501
Less: Expense subsidy (Note 2)	(19,051)

Net expenses	1,585,450

Net investment income	1,268,431

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized loss on investment transactions	(710,713)
Net change in unrealized appreciation (depreciation) on investments	10,756,874

Net gain on investments	10,046,161

Net Increase In Net Assets Resulting From Operations	$11,314,592

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	41

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2010

Net Investment Loss
Income
Affiliated dividend income	$808,105

Expenses
Management fee	139,988
Distribution fee—Class A	72,591
Distribution fee—Class B	322,607
Distribution fee—Class C	83,338
Distribution fee—Class R	10
Transfer agent’s fees and expenses (including affiliated expense of $56,200) (Note 3)	129,000
Registration fees	61,000
Custodian’s fees and expenses	58,000
Legal fees and expenses	32,000
Reports to shareholders	30,000
Audit fee	22,000
Directors’ fees	13,000
Insurance	1,000
Miscellaneous	14,551

Total expenses	979,085
Less: Expense subsidy (Note 2)	(150,541)

Net expenses	828,544

Net investment loss	(20,439)

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized loss on investment transactions	(1,642,819)
Net change in unrealized appreciation on investments	7,227,317

Net gain on investments	5,584,498

Net Increase In Net Assets Resulting From Operations	$5,564,059

See Notes to Financial Statements.

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Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,805,080	$1,387,645
Net realized gain (loss) on investment transactions	620,596	(9,068,288)
Net capital gain distributions received	—	518,895
Net change in unrealized appreciation on investments	6,461,209	14,382,352

Net increase in net assets resulting from operations	8,886,885	7,220,604

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(862,233)	(676,015)
Class B	(649,604)	(439,651)
Class C	(241,956)	(187,183)
Class R	(337)	(49)
Class Z	(23,805)	(25,029)

	(1,777,935)	(1,327,927)

Distributions from net realized gains
Class A	—	(400,626)
Class B	—	(334,561)
Class C	—	(158,164)
Class R	—	(32)
Class Z	—	(13,712)

	—	(907,095)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	43,753,778	44,352,526
Net asset value of shares issued in reinvestment of dividends and distributions	1,570,789	2,065,721
Cost of shares reacquired	(27,580,721)	(20,025,546)

Net increase in net assets from Fund share transactions	17,743,846	26,392,701

Total increase	24,852,796	31,378,283

Net Assets
Beginning of year	89,392,146	58,013,863

End of year(a)	$114,244,942	$89,392,146

(a) Includes undistributed net investment income of:	$318,271	$291,126

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	43

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,268,431	$1,409,787
Net realized loss on investment transactions	(710,713)	(21,288,863)
Net capital gain distributions received	—	1,124,007
Net change in unrealized appreciation on investments	10,756,874	23,423,844

Net increase in net assets resulting from operations	11,314,592	4,668,775

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(539,655)	(795,756)
Class B	(180,782)	(361,875)
Class C	(50,313)	(131,390)
Class R	(17)	(33)
Class Z	(20,517)	(38,114)

	(791,284)	(1,327,168)

Distributions from net realized gains
Class A	—	(1,434,244)
Class B	—	(1,185,237)
Class C	—	(430,337)
Class R	—	(61)
Class Z	—	(59,233)

	—	(3,109,112)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	43,874,748	34,011,099
Net asset value of shares issued in reinvestment of dividends and distributions	771,494	4,266,857
Cost of shares reacquired	(30,004,592)	(26,978,201)

Net increase in net assets from Fund share transactions	14,641,650	11,299,755

Total increase	25,164,958	11,532,250

Net Assets
Beginning of year	121,004,351	109,472,101

End of year(a)	$146,169,309	$121,004,351

(a) Includes undistributed net investment income of:	$863,111	$385,964

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(20,439)	$367,679
Net realized loss on investment transactions	(1,642,819)	(12,110,172)
Net capital gain distributions received	—	741,552
Net change in unrealized appreciation on investments	7,227,317	10,806,351

Net increase (decrease) in net assets resulting from operations	5,564,059	(194,590)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(264,136)	—
Class B	(93,290)	—
Class C	(24,230)	—
Class R	(14)	—
Class Z	(3,909)	—

	(385,579)	—

Distributions from net realized gains
Class A	—	(580,165)
Class B	—	(630,895)
Class C	—	(179,866)
Class R	—	(44)
Class Z	—	(9,080)

	—	(1,400,050)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	16,256,980	13,222,314
Net asset value of shares issued in reinvestment of dividends and distributions	376,289	1,358,664
Cost of shares reacquired	(13,882,301)	(11,943,906)

Net increase in net assets from Fund share transactions	2,750,968	2,637,072

Total increase	7,929,448	1,042,432

Net Assets
Beginning of year	64,453,624	63,411,192

End of year(a)	$72,383,072	$64,453,624

(a) Includes undistributed net investment income of:	$—	$375,510

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	45

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund, and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Allocation Funds in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

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Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ daily average net assets.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and ..75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares and .50% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2010. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$339,983
Moderate Allocation Fund	526,672
Growth Allocation Fund	181,338

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2010. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$—	$320,729	$4,332
Moderate Allocation Fund	4,200	330,474	4,076
Growth Allocation Fund	975	134,786	2,037

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds pay networking fees to affiliated and unaffiliated broker/dealers including fees related to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund incurred approximately $72,000, $85,600 and $46,900, respectively, in total networking fees, of which approximately $12,400, $17,000 and $9,500, respectively, was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a Portfolio of the Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated registered investment companies, other than short-term investments, for the year ended September 30, 2010 is presented as follows:

Conservative Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$4,072,538	$2,701,040	$1,915,000	$186,040	$—	$5,647,120
Prudential Government Income Fund, Inc. (Class Z)	11,481,637	5,563,803	3,545,000	410,565	—	14,205,411
Prudential High Yield Fund, Inc. (Class Z)	3,563,839	1,149,993	450,000	372,614	—	4,582,330
Prudential International Equity Fund (Class Z)	5,361,532	3,340,897	1,940,000	115,897	—	6,867,303
Prudential Jennison 20/20 Focus Fund (Class Z)	4,711,439	2,465,000	1,865,000	—	—	5,730,506
Prudential Jennison Equity Opportunity Fund (Class Z)	1,780,920	820,000	390,000	—	—	2,412,614
Prudential Jennison Growth Fund (Class Z)	1,767,672	870,000	430,000	—	—	2,412,361
Prudential Jennison Market Neutral Fund (Class Z)	—	3,680,000	225,000	—	—	3,398,755
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	2,697,228	1,073,377	765,000	13,376	—	3,458,144
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	1,638,208	1,033,548	770,000	28,548	—	2,207,659
Prudential Jennison Value Fund (Class Z)	3,561,970	3,095,720	1,175,000	20,721	—	5,731,114
Prudential Large-Cap Core Equity Fund (Class Z)	3,969,022	2,053,400	1,710,000	28,400	—	4,589,305
Prudential Mid-Cap Value Fund (Class Z)	2,681,277	1,122,470	2,010,000	27,470	—	2,308,689
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	24,909,868	11,700,081	6,005,000	1,249,968	—	31,327,217

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Conservative Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	$3,544,157	$1,817,563	$2,560,000	$2,563	$—	$3,462,725
Prudential Total Return Bond Fund, Inc. (Class Z)	12,486,691	4,830,096	3,660,000	584,986	—	14,870,538

Total	$88,227,998	$47,316,988	$29,415,000	$3,041,148	$—	$113,211,791

Moderate Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Z)	$5,576,600	$2,552,207	$1,940,000	$242,207	$—	$7,195,317
Prudential Government Income Fund, Inc. (Class Z)	8,112,728	5,082,671	4,200,000	278,680	—	9,463,559
Prudential High Yield Fund, Inc. (Class Z)	3,613,544	1,166,368	700,000	368,385	—	4,393,461
Prudential International Equity Fund (Class Z)	15,670,884	6,435,625	3,285,000	325,625	—	19,008,462
Prudential Jennison 20/20 Focus Fund (Class Z)	10,116,459	2,920,000	2,140,000	—	—	11,692,967
Prudential Jennison Equity Opportunity Fund (Class Z)	6,074,442	1,160,000	1,925,000	—	—	6,006,079
Prudential Jennison Growth Fund (Class Z)	3,576,997	890,000	300,000	—	—	4,548,464
Prudential Jennison Market Neutral Fund (Class Z)	—	6,665,000	775,000	—	—	5,788,207
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	6,054,523	1,159,816	825,000	29,816	—	7,352,245
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	3,299,373	1,822,145	1,430,000	57,145	—	4,295,832
Prudential Jennison Value Fund (Class Z)	8,479,331	2,093,053	1,015,000	48,053	—	10,223,895
Prudential Large-Cap Core Equity Fund (Class Z)	6,690,962	2,062,284	1,870,000	47,284	—	7,303,538
Prudential Mid-Cap Value Fund (Class Z)	6,111,002	1,511,742	2,770,000	61,742	—	5,883,913
Prudential Short-Term Corporate Bond Fund, Inc. (Class Z)	18,022,748	9,585,161	7,025,000	899,894	—	21,085,095

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	$7,260,111	$2,915,152	$2,450,000	$5,152	$—	$8,828,814
Prudential Total Return Bond Fund, Inc. (Class Z)	10,818,661	4,927,624	5,115,000	486,170	—	11,638,526

Total	$119,478,365	$52,948,848	$37,765,000	$2,850,153	$—	$144,708,374

Growth Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Global Real Estate Fund (Class Z)	$2,942,844	$816,508	$675,000	$126,508	$—	$3,574,973
Prudential International Equity Fund (Class Z)	12,875,545	3,321,910	2,470,000	266,910	—	13,755,964
Prudential Jennison 20/20 Focus Fund (Class Z)	6,730,052	810,000	775,000	—	—	7,250,771
Prudential Jennison Equity Opportunity Fund (Class Z)	3,213,015	2,030,000	335,000	—	—	5,149,316
Prudential Jennison Growth Fund (Class Z)	2,578,005	260,000	105,000	—	—	2,982,674
Prudential Jennison Market Neutral Fund (Class Z)	—	4,375,000	735,000	—	—	3,573,686
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Z)	4,545,106	297,403	415,000	22,403	—	5,103,566
Prudential Jennison Natural Resources Fund, Inc. (Class Z)	2,531,391	623,087	685,000	43,087	—	2,868,831
Prudential Jennison Value Fund (Class Z)	6,474,068	591,712	285,000	36,712	—	7,255,536
Prudential Large-Cap Core Equity Fund (Class Z)	5,533,480	889,931	2,510,000	39,931	—	4,350,858
Prudential Mid-Cap Value Fund (Class Z)	4,596,147	335,791	1,270,000	45,791	—	4,376,533
Prudential Small-Cap Core Equity Fund, Inc. (Class Z)	6,447,997	1,444,605	2,305,000	4,605	—	6,564,112

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Growth Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Total Return Bond Fund, Inc. (Class Z)	$5,389,527	$2,920,165	$3,830,000	$220,229	$—	$4,955,967

Total	$63,857,177	$18,716,112	$16,395,000	$806,176	$—	$71,762,787

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2010, the adjustments were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital in Excess of Par
Conservative Allocation Fund	$—	$—	$—
Moderate Allocation Fund	—	—	—
Growth Allocation Fund(a)(b)	29,759	—	(29,759)

(a)	Net operating losses.
(b)	Reclassification of distributions.

For the year ended September 30, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,777,935
Moderate Allocation Fund	791,284
Growth Allocation Fund	385,579

For the year ended September 30, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$1,334,577	$900,445
Moderate Allocation Fund	1,330,152	3,106,128
Growth Allocation Fund	—	1,400,050

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income
Conservative Allocation Fund	$319,022
Moderate Allocation Fund	863,864
Growth Allocation Fund	—

For federal income tax purposes the following Funds elected to treat post-October losses incurred in the period November 1, 2009 to September 30, 2010 as having been incurred in the following fiscal year (September 30, 2011). Certain Funds had capital loss carryforwards as of September 30, 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. It is uncertain whether the Funds will be able to realize the full benefit prior to the expiration dates. The approximate amounts were as follows:

Fund	Post-October Capital Losses	Capital Loss Carryforward
Conservative Allocation Fund	$—	$1,766,000	(a)
Moderate Allocation Fund	524,000	9,673,000	(b)
Growth Allocation Fund	952,000	7,384,000	(c)

(a)	$100,000 expiring in 2017 and $1,666,000 expiring in 2018.
(b)	$645,000 expiring in 2017 and $9,028,000 expiring in 2018.
(c)	$682,000 expiring in 2017 and $6,702,000 expiring in 2018.

The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2010 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$104,617,335	$9,722,673	$(51,419)	$9,671,254
Moderate Allocation Fund	134,877,964	11,421,020	(85,894)	11,335,126
Growth Allocation Fund	69,176,509	3,388,372	(144,839)	3,243,533

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

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Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Allocation Funds’ financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and five classes, designated Class A, Class B, Class C, Class R and Class Z shares. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2010, PI owned 233, 214, and 188 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	1,655,688	$18,173,627
Shares issued in reinvestment of dividends	68,403	748,840
Shares reacquired	(1,224,436)	(13,373,139)

Net increase (decrease) in shares outstanding before conversion	499,655	5,549,328
Shares issued upon conversion from Class B	25,297	278,806

Net increase (decrease) in shares outstanding	524,952	$5,828,134

Year ended September 30, 2009:
Shares sold	1,285,322	$12,405,641
Shares issued in reinvestment of dividends and distributions	115,074	1,029,410
Shares reacquired	(832,219)	(7,677,803)

Net increase (decrease) in shares outstanding before conversion	568,177	5,757,248
Shares issued upon conversion from Class B	56,431	528,481

Net increase (decrease) in shares outstanding	624,608	$6,285,729

Class B
Year ended September 30, 2010:
Shares sold	1,612,956	$17,632,200
Shares issued in reinvestment of dividends	56,814	620,884
Shares reacquired	(953,696)	(10,433,433)

Net increase (decrease) in shares outstanding before conversion	716,074	7,819,651
Shares reacquired upon conversion into Class A	(25,390)	(278,806)

Net increase (decrease) in shares outstanding	690,684	$7,540,845

Year ended September 30, 2009:
Shares sold	2,640,272	$24,574,109
Shares issued in reinvestment of dividends and distributions	84,017	748,734
Shares reacquired	(940,844)	(8,650,479)

Net increase (decrease) in shares outstanding before conversion	1,783,445	16,672,364
Shares reacquired upon conversion into Class A	(56,610)	(528,481)

Net increase (decrease) in shares outstanding	1,726,835	$16,143,883

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Class C	Shares	Amount
Year ended September 30, 2010:
Shares sold	687,798	$7,517,620
Shares issued in reinvestment of dividends	16,316	178,405
Shares reacquired	(316,350)	(3,470,932)

Net increase (decrease) in shares outstanding	387,764	$4,225,093

Year ended September 30, 2009:
Shares sold	761,101	$7,154,328
Shares issued in reinvestment of dividends and distributions	28,348	252,035
Shares reacquired	(358,702)	(3,278,341)

Net increase (decrease) in shares outstanding	430,747	$4,128,022

Class R
Year ended September 30, 2010:
Shares sold	850	$9,410
Shares issued in reinvestment of dividends	31	337
Shares reacquired	(11)	(122)

Net increase (decrease) in shares outstanding	870	$9,625

Year ended September 30, 2009:
Shares sold	1,007	$10,444
Shares issued in reinvestment of dividends and distributions	8	72
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,015	$10,516

Class Z
Year ended September 30, 2010:
Shares sold	38,540	$420,921
Shares issued in reinvestment of dividends	2,033	22,323
Shares reacquired	(27,509)	(303,095)

Net increase (decrease) in shares outstanding	13,064	$140,149

Year ended September 30, 2009:
Shares sold	23,607	$208,004
Shares issued in reinvestment of dividends and distributions	3,951	35,470
Shares reacquired	(45,493)	(418,923)

Net increase (decrease) in shares outstanding	(17,935)	$(175,449)

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	1,420,619	$15,567,031
Shares issued in reinvestment of dividends and distributions	48,582	530,022
Shares reacquired	(1,277,109)	(13,952,485)

Net increase (decrease) in shares outstanding before conversion	192,092	2,144,568
Shares issued upon conversion from Class B	36,334	399,191

Net increase (decrease) in shares outstanding	228,426	$2,543,759

Year ended September 30, 2009:
Shares sold	1,210,432	$11,048,323
Shares issued in reinvestment of dividends and distributions	265,902	2,172,418
Shares reacquired	(1,369,087)	(12,040,416)

Net increase (decrease) in shares outstanding before conversion	107,247	1,180,325
Shares issued upon conversion from Class B	102,444	888,159

Net increase (decrease) in shares outstanding	209,691	$2,068,484

Class B
Year ended September 30, 2010:
Shares sold	2,099,524	$22,829,434
Shares issued in reinvestment of dividends and distributions	16,424	179,023
Shares reacquired	(1,080,122)	(11,733,632)

Net increase (decrease) in shares outstanding before conversion	1,035,826	11,274,825
Shares reacquired upon conversion into Class A	(36,520)	(399,191)

Net increase (decrease) in shares outstanding	999,306	$10,875,634

Year ended September 30, 2009:
Shares sold	2,139,167	$19,146,508
Shares issued in reinvestment of dividends and distributions	186,745	1,523,837
Shares reacquired	(1,180,710)	(10,345,032)

Net increase (decrease) in shares outstanding before conversion	1,145,202	10,325,313
Shares reacquired upon conversion into Class A	(102,959)	(888,159)

Net increase (decrease) in shares outstanding	1,042,243	$9,437,154

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Class C	Shares	Amount
Year ended September 30, 2010:
Shares sold	446,107	$4,871,695
Shares issued in reinvestment of dividends and distributions	3,926	42,749
Shares reacquired	(341,583)	(3,746,370)

Net increase (decrease) in shares outstanding	108,450	$1,168,074

Year ended September 30, 2009:
Shares sold	382,491	$3,455,668
Shares issued in reinvestment of dividends and distributions	59,057	481,904
Shares reacquired	(453,184)	(3,829,543)

Net increase (decrease) in shares outstanding	(11,636)	$108,029

Class R
Year ended September 30, 2010:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	1.60	17
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1.60	$17

Year ended September 30, 2009:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	11.50	94
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	11.50	$94

Class Z
Year ended September 30, 2010:
Shares sold	55,821	$606,588
Shares issued in reinvestment of dividends and distributions	1,804	19,683
Shares reacquired	(52,669)	(572,105)

Net increase (decrease) in shares outstanding	4,956	$54,166

Year ended September 30, 2009:
Shares sold	39,641	$360,600
Shares issued in reinvestment of dividends and distributions	10,858	88,604
Shares reacquired	(87,477)	(763,210)

Net increase (decrease) in shares outstanding	(36,978)	$(314,006)

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	607,064	$6,819,192
Shares issued in reinvestment of dividends	23,100	259,648
Shares reacquired	(570,426)	(6,386,030)

Net increase (decrease) in shares outstanding before conversion	59,738	692,810
Shares issued upon conversion from Class B	42,953	477,810

Net increase (decrease) in shares outstanding	102,691	$1,170,620

Year ended September 30, 2009:
Shares sold	598,788	$5,260,325
Shares issued in reinvestment of dividends	71,570	571,125
Shares reacquired	(618,291)	(5,368,149)

Net increase (decrease) in shares outstanding before conversion	52,067	463,301
Shares issued upon conversion from Class B	46,002	407,540

Net increase (decrease) in shares outstanding	98,069	$870,841

Class B
Year ended September 30, 2010:
Shares sold	704,541	$7,743,116
Shares issued in reinvestment of dividends	8,346	92,387
Shares reacquired	(524,718)	(5,750,302)

Net increase (decrease) in shares outstanding before conversion	188,169	2,085,201
Shares reacquired upon conversion into Class A	(43,790)	(477,810)

Net increase (decrease) in shares outstanding	144,379	$1,607,391

Year ended September 30, 2009:
Shares sold	731,098	$6,361,233
Shares issued in reinvestment of dividends	79,020	622,679
Shares reacquired	(572,357)	(4,868,467)

Net increase (decrease) in shares outstanding before conversion	237,761	2,115,445
Shares reacquired upon conversion into Class A	(46,748)	(407,540)

Net increase (decrease) in shares outstanding	191,013	$1,707,905

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Class C	Shares	Amount
Year ended September 30, 2010:
Shares sold	150,021	$1,664,080
Shares issued in reinvestment of dividends	1,930	21,379
Shares reacquired	(146,604)	(1,599,422)

Net increase (decrease) in shares outstanding	5,347	$86,037

Year ended September 30, 2009:
Shares sold	178,063	$1,567,305
Shares issued in reinvestment of dividends	19,987	157,496
Shares reacquired	(202,630)	(1,672,030)

Net increase (decrease) in shares outstanding	(4,580)	$52,771

Class R
Year ended September 30, 2010:
Shares sold	—	$—
Shares issued in reinvestment of dividends	1.20	14
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1.20	$14

Year ended September 30, 2009:
Shares sold	—	$—
Shares issued in reinvestment of dividends	5.50	44
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	5.50	$44

Class Z
Year ended September 30, 2010:
Shares sold	2,753	$30,592
Shares issued in reinvestment of dividends	253	2,861
Shares reacquired	(13,145)	(146,547)

Net increase (decrease) in shares outstanding	(10,139)	$(113,094)

Year ended September 30, 2009:
Shares sold	3,396	$33,451
Shares issued in reinvestment of dividends	914	7,320
Shares reacquired	(4,194)	(35,260)

Net increase (decrease) in shares outstanding	116	$5,511

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	61

Notes to Financial Statements

continued

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended September 30, 2010, the Conservative Allocation Fund utilized the line of credit. The Conservative Allocation Fund had an average outstanding balance of $3,095,000 for 3 days at an average interest rate of 1.47%.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.64	$10.28	$11.91	$11.21	$10.78
Income (loss) from investment operations:
Net investment income	.24	.24	.27	.28	.25
Net realized and unrealized gain (loss) on investment transactions	.77	.51	(1.38)	.81	.46
Total from investment operations	1.01	.75	(1.11)	1.09	.71
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.24)	(.36)	(.27)	(.24)
Distributions from net realized gains	-	(.15)	(.16)	(.12)	(.04)
Total dividends and distributions	(.24)	(.39)	(.52)	(.39)	(.28)
Net asset value, end of year	$11.41	$10.64	$10.28	$11.91	$11.21
Total Return(b):	9.61%	8.06%	(9.75)%	9.89%	6.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,900	$35,354	$27,730	$20,683	$11,278
Average net assets (000)	$39,798	$26,869	$26,310	$16,051	$8,611
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.75%	.76%	.77%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.52%
Net investment income	2.21%	2.62%	2.38%	2.39%	2.26%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	29%	69%	24%	22%	18%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .80%, .87%, 1.00%, 1.33% and 1.08% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .75%, 1.08% and ..83% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been 2.16%, 2.50%, 2.13% 1.82% and 1.95% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	63

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.60	$10.25	$11.88	$11.18	$10.75
Income (loss) from investment operations:
Net investment income	.16	.16	.18	.19	.16
Net realized and unrealized gain (loss) on investment transactions	.77	.52	(1.37)	.81	.47
Total from investment operations	.93	.68	(1.19)	1.00	.63
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.18)	(.28)	(.18)	(.16)
Distributions from net realized gains	-	(.15)	(.16)	(.12)	(.04)
Total dividends and distributions	(.16)	(.33)	(.44)	(.30)	(.20)
Net asset value, end of year	$11.37	$10.60	$10.25	$11.88	$11.18
Total Return(b):	8.85%	7.21%	(10.42)%	9.09%	5.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,082	$39,398	$20,376	$13,027	$9,950
Average net assets (000)	$45,227	$26,506	$15,543	$11,421	$9,007
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.51%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.52%
Net investment income	1.45%	1.75%	1.61%	1.67%	1.52%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.55%, 1.62%, 1.75%, 2.08% and 1.83% for the years ended September 30, 2010, 2009, 2008, 2007, and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, ..75%, 1.08% and .83% for the years ended September 30, 2010, 2009, 2008, 2007, and 2006, respectively. The net investment income ratios would have been 1.40%, 1.63%, 1.36%, 1.10% and 1.21% for the years ended September 30, 2010, 2009, 2008, 2007, and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.61	$10.25	$11.88	$11.18	$10.75
Income (loss) from investment operations:
Net investment income	.16	.18	.18	.19	.16
Net realized and unrealized gain (loss) on investment transactions	.76	.51	(1.37)	.81	.47
Total from investment operations	.92	.69	(1.19)	1.00	.63
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.18)	(.28)	(.18)	(.16)
Distributions from net realized gains	-	(.15)	(.16)	(.12)	(.04)
Total dividends and distributions	(.16)	(.33)	(.44)	(.30)	(.20)
Net asset value, end of year	$11.37	$10.61	$10.25	$11.88	$11.18
Total Return(b):	8.75%	7.31%	(10.42)%	9.09%	5.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,161	$13,762	$8,884	$5,779	$2,955
Average net assets (000)	$17,097	$10,334	$7,240	$4,039	$2,093
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.50%	1.51%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.52%
Net investment income	1.43%	1.88%	1.62%	1.65%	1.53%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.55%, 1.62%,1.75%, 2.08% and 1.83% for the years ended September 30, 2010, 2009, 2008, 2007, and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .75%, 1.08% and .83% for the years ended September 30, 2010, 2009, 2008, 2007, and 2006, respectively. The net investment income ratios would have been 1.38%, 1.76%, 1.37%, 1.08% and 1.21% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,			January 12, 2007(b) through September 30,
	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.68	$10.31	$11.91	$11.33
Income (loss) from investment operations:
Net investment income	.21	.18	.32	.16
Net realized and unrealized gain (loss) on investment transactions	.78	.56	(1.43)	.50
Total from investment operations	.99	.74	(1.11)	.66
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.22)	(.33)	(.08)
Distributions from net realized gains	-	(.15)	(.16)	-
Total dividends and distributions	(.22)	(.37)	(.49)	(.08)
Net asset value, end of period	$11.45	$10.68	$10.31	$11.91
Total Return(c):	9.37%	7.86%	(9.75)%	5.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24	$13	$2	$3
Average net assets (000)	$19	$3	$3	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.00%	1.01%	(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	(f)
Net investment income	1.87%	2.17%	2.12%	1.90%	(f)

(a) Calculations are based on average shares outstanding during the period.

(b) Inception date of Class R shares.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.05%, 1.12%, 1.25% and 1.58% for the years ended September 30, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .75% and 1.08% for the years ended September 30, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. The net investment income ratios would have been 1.82%, 2.05%, 1.87% and 1.33% the years ended September 30, 2010, 2009 and 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% on the average daily net assets of the Class R shares.

(f) Annualized.

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended September 30,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.68	$10.32	$11.95	$11.25	$10.80
Income (loss) from investment operations:
Net investment income	.27	.27	.27	.30	.27
Net realized and unrealized gain (loss) on investment transactions	.78	.51	(1.36)	.82	.49
Total from investment operations	1.05	.78	(1.09)	1.12	.76
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.27)	(.38)	(.30)	(.27)
Distributions from net realized gains	-	(.15)	(.16)	(.12)	(.04)
Total dividends and distributions	(.27)	(.42)	(.54)	(.42)	(.31)
Net asset value, end of year	$11.46	$10.68	$10.32	$11.95	$11.25
Total Return(b):	9.93%	8.31%	(9.51)%	10.14%	7.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,078	$865	$1,021	$337	$129
Average net assets (000)	$1,020	$863	$579	$196	$50
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.50%	.51%	.52%
Net investment income	2.44%	2.91%	2.53%	2.59%	2.60%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .55%, .62%, .75%, 1.08% and .83% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .75%, 1.08% and .83% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been 2.39%, 2.79%, 2.28%, 2.02% and 2.29% the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	67

Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2010		2009		2008(a)	2007		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53		$10.64		$13.44	$12.18		$11.34
Income (loss) from investment operations:
Net investment income	.15		.17		.18	.18		.14
Net realized and unrealized gain (loss) on investment transactions	.84		.19		(2.34)	1.45		.85
Total from investment operations	.99		.36		(2.16)	1.63		.99
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.17)		(.31)	(.21)		(.11)
Distributions from net realized gains	-		(.30)		(.33)	(.16)		(.04)
Total dividends and distributions	(.11)		(.47)		(.64)	(.37)		(.15)
Net asset value, end of year	$11.41		$10.53		$10.64	$13.44		$12.18
Total Return(b):	9.40%		4.70%		(16.80)%	13.60%		8.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,514		$53,471		$51,802	$46,978		$30,263
Average net assets (000)	$57,241		$43,547		$52,040	$37,930		$24,284
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	(e)	.75%	(e)	.75%	.76%	(e)	.76%	(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	(e)	.50%	(e)	.50%	.51%	(e)	.51%	(e)
Net investment income	1.37%	(e)	1.88%	(e)	1.49%	1.36%	(e)	1.09%	(e)
For Class A, B, C, R and Z shares:
Portfolio turnover rate	28%		71%		23%	21%		10%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .76%, .80%, .87% and .79% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55%, .62% and .54% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The net investment income ratios would have been 1.36%, 1.83%, 1.25% and 1.06% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively.

See Notes to Financial Statements.

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Class B Shares
	Year Ended September 30,
	2010		2009		2008(a)	2007		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.46		$10.56		$13.36	$12.13		$11.34
Income (loss) from investment operations:
Net investment income	.06		.10		.09	.09		.05
Net realized and unrealized gain (loss) on investment transactions	.83		.19		(2.33)	1.43		.85
Total from investment operations	.89		.29		(2.24)	1.52		.90
Less Dividends and Distributions:
Dividends from net investment income	(.03)		(.09)		(.23)	(.13)		(.07)
Distributions from net realized gains	-		(.30)		(.33)	(.16)		(.04)
Total dividends and distributions	(.03)		(.39)		(.56)	(.29)		(.11)
Net asset value, end of year	$11.32		$10.46		$10.56	$13.36		$12.13
Total Return(b):	8.56%		3.88%		(17.42)%	12.69%		8.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,364		$50,890		$40,355	$40,308		$31,077
Average net assets (000)	$60,124		$37,913		$41,167	$35,794		$27,760
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	(d)	1.50%	(d)	1.50%	1.51%	(d)	1.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.50%	(d)	.50%	(d)	.50%	.51%	(d)	.51%	(d)
Net investment income	.59%	(d)	1.07%	(d)	.77%	.64%	(d)	.35%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.55%, 1.62% and 1.54% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55%, .62% and .54% for the years ended September 2010, 2009, 2007 and 2006, respectively. The net investment income ratios would have been .58%, 1.02%, .53% and .32% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	69

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2010		2009		2008(a)	2007		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.46		$10.56		$13.35	$12.12		$11.34
Income (loss) from investment operations:
Net investment income	.07		.10		.09	.09		.05
Net realized and unrealized gain (loss) on investment transactions	.82		.19		(2.32)	1.43		.84
Total from investment operations	.89		.29		(2.23)	1.52		.89
Less Dividends and Distributions:
Dividends from net investment income	(.03)		(.09)		(.23)	(.13)		(.07)
Distributions from net realized gains	-		(.30)		(.33)	(.16)		(.04)
Total dividends and distributions	(.03)		(.39)		(.56)	(.29)		(.11)
Net asset value, end of year	$11.32		$10.46		$10.56	$13.35		$12.12
Total Return(b):	8.56%		3.88%		(17.35)%	12.70%		7.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,202		$14,767		$15,024	$13,690		$8,509
Average net assets (000)	$16,324		$12,398		$15,886	$11,212		$6,768
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	(d)	1.50%	(d)	1.50%	1.51%	(d)	1.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.50%	(d)	.50%	(d)	.50%	.51%	(d)	.51%	(d)
Net investment income	.61%	(d)	1.18%	(d)	.74%	.61%	(d)	.33%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.51%, 1.55%, 1.62% and 1.54% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55%, .62% and .54% for the years ended September 2010, 2009, 2007 and 2006, respectively. The net investment income ratios would have been .60%, 1.13%, .50% and .30% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,					January 12, 2007(a) through September 30,
	2010		2009		2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.50		$10.63		$13.42	$12.45
Income (loss) from investment operations:
Net investment income	.13		.14		.17	.07
Net realized and unrealized gain (loss) on investment transactions	.82		.19		(2.35)	.90
Total from investment operations	.95		.33		(2.18)	.97
Less Dividends and Distributions:
Dividends from net investment income	(.08)		(.16)		(.28)	-
Distributions from net realized gains	-		(.30)		(.33)	-
Total dividends and distributions	(.08)		(.46)		(.61)	-
Net asset value, end of period	$11.37		$10.50		$10.63	$13.42
Total Return(c):	9.10%		4.43%		(16.93)%	7.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$2		$2	$3
Average net assets (000)	$2		$2		$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	(f)	1.00%	(f)	1.00%	1.01%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	(f)	.50%	(f)	.50%	.51%	(f)(g)
Net investment income	1.17%	(f)	1.59%	(f)	1.41%	.73%	(f)(g)

(a) Inception date of Class R shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.01% and 1.05% for the years ended September 30, 2010 and 2009 and 1.12% for the period ended September 30, 2007. The expense ratios excluding distribution and service (12b-1) fees would have been ..51% and .55% for the years ended September 30, 2010 and 2009 and .62% for the period ended September 30, 2007. The net investment income ratios would have been 1.16% and 1.54% for the years ended September 30, 2010 and 2009 and ..67% for the period ended September 30, 2007.

(g) Annualized.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2010		2009		2008(a)	2007		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54		$10.66		$13.46	$12.19		$11.36
Income (loss) from investment operations:
Net investment income	.18		.22		.20	.20		.17
Net realized and unrealized gain (loss) on investment transactions	.83		.16		(2.33)	1.46		.82
Total from investment operations	1.01		.38		(2.13)	1.66		.99
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.20)		(.34)	(.23)		(.12)
Distributions from net realized gains	-		(.30)		(.33)	(.16)		(.04)
Total dividends and distributions	(.13)		(.50)		(.67)	(.39)		(.16)
Net asset value, end of year	$11.42		$10.54		$10.66	$13.46		$12.19
Total Return(b):	9.63%		4.94%		(16.57)%	13.86%		8.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,087		$1,874		$2,290	$2,108		$1,580
Average net assets (000)	$1,879		$1,680		$2,675	$1,826		$1,268
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	(d)	.50%	(d)	.50%	.51%	(d)	.51%	(d)
Expenses, excluding distribution and service (12b-1) fees	.50%	(d)	.50%	(d)	.50%	.51%	(d)	.51%	(d)
Net investment income	1.59%	(d)	2.20%	(d)	1.62%	1.66%	(d)	1.26%	(d)

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .51%, .55%, .62% and .54% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .51%, .55%, .62% and .54% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively. The net investment income ratios would have been 1.58%, 2.15%, 1.55% and 1.23% for the years ended September 30, 2010, 2009, 2007 and 2006, respectively.

See Notes to Financial Statements.

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Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2010	2009	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.75	$11.04	$15.08	$13.15	$11.99
Income (loss) from investment operations:
Net investment income	.04	.10	.08	.03	.01
Net realized and unrealized gain (loss) on investment transactions	.93	(.15)	(3.53)	2.18	1.24
Total from investment operations	.97	(.05)	(3.45)	2.21	1.25
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-	(.30)	(.15)	(.08)
Distributions from net realized gains	-	(.24)	(.29)	(.13)	(.01)
Total dividends and distributions	(.10)	(.24)	(.59)	(.28)	(.09)
Net asset value, end of year	$11 .62	$10.75	$11.04	$15.08	$13.15
Total Return(b):	9.06%	.33%	(23.72)%	17.01%	10.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,211	$26,846	$26,501	$26,015	$13,666
Average net assets (000)	$29,037	$21,419	$28,816	$19,510	$10,479
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%	.75%	.76%	.76%	.77%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	.52%
Net investment income (loss)	.41%	1.15%	.60%	.22%	(.08)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	24%	46%	22%	16%	8%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .97%, 1.13%, .94%,1.23% and .96% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .72%, .88%, .69%, .98% and .71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income/(loss) ratios would have been .19%, .77%, .42%, (.25)% and (.27)% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	73

Prudential Growth Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2010	2009	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54	$10.92	$14.93	$13.05	$11.90
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.03	(.02)	(.07)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.91	(.17)	(3.49)	2.15	1.24
Total from investment operations	.87	(.14)	(3.51)	2.08	1.16
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-	(.21)	(.07)	-
Distributions from net realized gains	-	(.24)	(.29)	(.13)	(.01)
Total dividends and distributions	(.03)	(.24)	(.50)	(.20)	(.01)
Net asset value, end of year	$11.38	$10.54	$10.92	$14.93	$13.05
Total Return(b):	8.28%	(.51)%	(24.26)%	16.09%	9.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,340	$29,371	$28,335	$29,171	$19,062
Average net assets (000)	$32,262	$23,273	$31,100	$23,884	$16,203
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.51%	1.51%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	.52%
Net investment income (loss)	(.36)%	.38%	(.13)%	(.48)%	(.80)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.72%, 1.88%, 1.69%,1.98% and 1.71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .72%, .88%, .69%, .98% and .71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income/(loss) ratios would have been (.58)%, .00%, (.31)%, (.95)% and (.99)% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2010	2009	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.55	$10.93	$14.92	$13.04	$11.91
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.04	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.91	(.18)	(3.47)	2.15	1.21
Total from investment operations	.87	(.14)	(3.49)	2.08	1.14
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-	(.21)	(.07)	-
Distributions from net realized gains	-	(.24)	(.29)	(.13)	(.01)
Total dividends and distributions	(.03)	(.24)	(.50)	(.20)	(.01)
Net asset value, end of year	$11.39	$10.55	$10.93	$14.92	$13.04
Total Return(b):	8.27%	(.51)%	(24.13)%	16.10%	9.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,485	$7,806	$8,135	$8,843	$5,411
Average net assets (000)	$8,334	$6,366	$9,082	$7,282	$3,860
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%	1.51%	1.51%	1.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	.52%
Net investment income (loss)	(.34)%	.44%	(.11)%	(.49)%	(.83)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.72%, 1.88%, 1.69%,1.98% and 1.71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .72%, .88%, .69%, .98% and .71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income/(loss) ratios would have been (.56)%, .06%, (.29)%, (.96)% and (1.02)% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,			January 12, 2007(a)(b) through September 30,
	2010	2009	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.72	$11.04	$15.04	$13.76
Income (loss) from investment operations:
Net investment income (loss)	.02	.08	.07	(.06)
Net realized and unrealized gain (loss) on investment transactions	.91	(.16)	(3.54)	1.34
Total from investment operations	.93	(.08)	(3.47)	1.28
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-	(.24)	-
Distributions from net realized gains	-	(.24)	( .29)	-
Total dividends and distributions	(.07)	(.24)	(.53)	-
Net asset value, end of period	$11.58	$10.72	$11.04	$15.04
Total Return(c):	8.73%	0.05%	(23.84)%	9.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$2	$2	$3
Average net assets (000)	$2	$2	$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.01%	1.01%	(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	(f)
Net investment income (loss)	.15%	.90%	.49%	(.59)%	(f)

(a) Inception date of Class R shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.22%, 1.38%, 1.19%, and 1.48% for the years ended September 30, 2010, 2009, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .72%, .88%, ..69%, and .98% for the years ended September 30, 2010, 2009, 2008 and the period ended September 30, 2007, respectively. The net investment income/(loss) ratios would have been (.07)%, .52%, .31%, and (1.01)% for the years ended September 30, 2010, 2009, 2008 and the period ended September 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fee to .50% of the average daily net assets of the Class R shares.

(f) Annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2010	2009	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.81	$11.08	$15.11	$13.18	$12.02
Income (loss) from investment operations:
Net investment income	.15	.12	.12	.10	.02
Net realized and unrealized gain (loss) on investment transactions	.85	(.15)	(3.53)	2.14	1.27
Total from investment operations	1.00	(.03)	(3.41)	2.24	1.29
Less Dividends and Distributions:
Dividends from net investment income	(.12)	-	(.33)	(.18)	(.12)
Distributions from net realized gains	-	(.24)	(.29)	(.13)	(.01)
Total dividends and distributions	(.12)	(.24)	(.62)	(.31)	(.13)
Net asset value, end of year	$11.69	$10.81	$11.08	$15.11	$13.18
Total Return(b):	9.33%	.51%	(23.44)%	17.23%	10.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$345	$429	$438	$420	$560
Average net assets (000)	$361	$333	$426	$500	$662
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	.52%
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51%	.51%	.52%
Net investment income	.87%	1.41%	.88%	.67%	.07%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .72%, .88%, .69%,.98% and .71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .72%, .88%, .69%, .98% and .71% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income/(loss) ratios would have been .65%, 1.03%, .70%, ..19% and (.12)% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	77

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (formerly JennisonDryden Asset Allocation Funds) (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Funds’ fiscal year end (September 30, 2010) as to the federal income tax status of dividends and distributions paid during such fiscal year.

Prudential Conservative Allocation Fund	Ordinary Income Dividends
Class A	$0.241
Class B	$0.161
Class C	$0.161
Class R	$0.219
Class Z	$0.267

Prudential Moderate Allocation Fund	Ordinary Income Dividends
Class A	$0.105
Class B	$0.034
Class C	$0.034
Class R	$0.082
Class Z	$0.129

Prudential Growth Allocation Fund	Ordinary Income Dividends
Class A	$0.101
Class B	$0.032
Class C	$0.032
Class R	$0.074
Class Z	$0.124

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds	79

Federal Income Tax Information

(Unaudited) continued

For the fiscal year ended September 30, 2010, The Prudential Asset Allocation Funds designate the maximum amount allowable but not less than the following percentage of their ordinary income dividends paid during the fiscal year as eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code:

Prudential Conservative Allocation Fund	6.02%
Prudential Moderate Allocation Fund	21.39%
Prudential Growth Allocation Fund	—%

For the fiscal year ended September 30, 2010, The Prudential Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code:

Prudential Conservative Allocation Fund	15.03%
Prudential Moderate Allocation Fund	47.93%
Prudential Growth Allocation Fund	—%

For the year ended September 30, 2010, The Prudential Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary dividends as interest related dividends (IR) in accordance with Sections 871(k) and 881(e) of the Internal Revenue Code:

IR
Prudential Conservative Allocation Fund	71.84%
Prudential Moderate Allocation Fund	67.39%
Prudential Growth Allocation Fund	—%

Interest-related dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2009. Consequently, this provision expires with respect to such distributions paid after Fund’s fiscal year.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of Prudential Asset Allocation Funds (each, a “Fund”, and collectively, the “Funds”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

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The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, as discussed below:

Prudential Conservative Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe)2 was in the first quartile over the one- and five-year periods, and in the second quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Prudential Moderate Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe)3 was in the first quartile over the one- and

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

[2]

For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Moderate Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

[3]

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

Approval of Advisory Agreements (continued)

five-year periods, and in the second quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Prudential Growth Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the first quartile over the five-year period, and in the second quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

Prudential Conservative Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

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Prudential Growth Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board also considered PI’s assertion that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets through January 31, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible

Prudential Investment Portfolios, Inc./Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of each Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the Prudential Asset Allocation Funds carefully before investing. The prospectus for the Prudential Asset Allocation Funds contains this and other information about the Prudential Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Asset Allocation Funds
	Class A		Class B		Class C		Class R		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	JDABX	74437E743	JDACX	74437E735	JDARX	74437E628	JDAZX	74437E784
Moderate Allocation	JDTAX	74437E727	JDMBX	74437E719	JDMCX	74437E693	JMARX	74437E610	JDMZX	74437E776
Growth Allocation	JDAAX	74437E685	JDGBX	74437E677	JDGCX	74437E669	JGARX	74437E594	JDGZX	74437E768

MF194E    0190688-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2010 and September 30, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $144,000 and $136,962 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended September 30, 2010. During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $9,346 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: The Prudential Investment Portfolios, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

November 22, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

November 22, 2010